UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/13

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Bond Market Index Fund

 Dreyfus Tax Managed Growth Fund

 Dreyfus BASIC S&P 500 Stock Index Fund

 Dreyfus U.S. Treasury Reserves

 Dreyfus Opportunistic Fixed Income Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks generally rallied throughout the reporting period, with some major market indices setting new records in response to improving economic conditions by the end of the reporting period. As of April 2013, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be sluggish as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2012, through April 30, 2013, as provided by Sean P. Fitzgibbon and Jeffrey McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Disciplined Stock Fund produced a total return of 10.92%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 14.41% for the same period.2

Moderate U.S. economic growth drove domestic stocks higher during the reporting period despite concerns regarding reduced federal spending and European financial instability. The fund underperformed its benchmark, largely due to disappointing returns in the information technology sector and, to a lesser degree, the energy sector.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The result is a portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Economic Fundamentals Supported Investor Confidence

Investor sentiment had improved by the start of the reporting period in the midst of better U.S. employment and housing market trends, a new quantitative easing program from the European Central Bank, and expectations that new political leadership in Japan and China might lead to stronger regional growth.Although investor optimism faltered briefly in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, a pickup in the housing sector and incremental improvements in employment numbers soon drove equity markets

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

higher, and last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries regarding the “fiscal cliff.”Additional releases of encouraging economic data and better-than-expected corporate earnings provided further support to stock prices over the opening months of 2013. As a result, investors increasingly turned toward riskier assets, including stocks, enabling the S&P 500 Index to approach record highs by the reporting period’s end.

Speculative Market Dynamics Undermined Gains

While the fund participated in the market’s rise to a significant degree, its returns compared to the benchmark suffered in the information technology sector, mainly due to the speculative nature of the sector’s advance.The technology sector’s gains were led by previously beaten down stocks with underlying business fundamentals that did not meet our investment criteria. Instead, we emphasized industry leaders with attractive valuations and catalysts for growth, such as data storage company EMC and enterprise software developer Oracle, which experienced disappointing sales when some of their customers postponed capital spending in light of uncertainty surrounding government spending. Other technology disappointments included consumer electronics giant Apple and one of its suppliers, Skyworks, which lost ground over concerns regarding future growth prospects.

In the energy sector, equipment maker National OilwellVarco was hurt by moderating domestic energy prices, which led to a slowdown in demand for drilling equipment. However, the fund’s energy investments benefited from our lack of exposure to lagging integrated energy producer Exxon Mobil.

On a more positive note, the fund outperformed its benchmark in the materials sector, due in part to underweighted exposure to the industry group at a time of relatively weak commodity prices. In addition, the fund emphasized materials producers that appeared poised to benefit from lower domestic gas prices, such as agricultural products maker Monsanto and chemicals manufacturer LyondellBasell Industries. The fund also bolstered relative returns through its investment in staffing and outsourcing services provider Robert Half International, which benefited from the improving U.S. employment climate.

4

Taking a Constructive View of U.S. Economic Prospects

Although some companies reported mildly disappointing earnings in early 2013, we currently expect stimulative monetary policies, low inflation and interest rates, and positive employment trends to support stock prices over the months ahead. Perhaps most significant, our discussions with corporate management teams have increased our confidence in the likelihood that they can achieve their performance targets over the next several months.

As of the end of the reporting period, the fund held overweighted exposure to the information technology sector, where we have continued to identify what, in are view, are attractively priced stocks in companies with strong underlying fundamentals and good growth prospects.The fund also held overweighted exposure to consumer staples companies with high dividend yields, particularly beverage and tobacco makers, and to defensive, higher yielding health care companies, especially pharmaceutical producers.The fund held no investments in the telecommunications sector and maintained relatively little exposure to utilities, where valuations remained unnatractive and catalysts limited. We have also allocated relatively few assets to the consumer discretionary sector, as some retailers appear vulnerable to potential declines in consumer confidence.

May 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

Expenses paid per $1,000†	$5.23
Ending value (after expenses)	$1,109.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

Expenses paid per $1,000†	$5.01
Ending value (after expenses)	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Banks—2.1%
Wells Fargo & Co.	301,310		11,443,754
Capital Goods—3.7%
Eaton	80,500		4,943,505
Fluor	76,410		4,353,842
General Electric	508,250		11,328,893
			20,626,240
Commercial & Professional Services—2.2%
ADT	96,445	[a]	4,208,860
Robert Half International	90,460		2,968,897
Tyco International	153,200		4,920,784
			12,098,541
Consumer Durables & Apparel—1.8%
NIKE, Cl. B	105,600		6,716,160
PVH	26,380		3,044,516
			9,760,676
Consumer Services—1.1%
Starbucks	102,140		6,214,198
Diversified Financials—9.6%
Affiliated Managers Group	27,502	[a]	4,281,511
American Express	141,260		9,663,596
Ameriprise Financial	86,190		6,423,741
Bank of America	780,190		9,604,139
Capital One Financial	51,550		2,978,559
JPMorgan Chase & Co.	287,550		14,092,826
Moody’s	96,300		5,859,855
			52,904,227
Energy—10.7%
Anadarko Petroleum	94,550		8,014,058
Chevron	164,430		20,062,104
EOG Resources	44,710		5,417,064
National Oilwell Varco	79,300		5,171,946
Occidental Petroleum	59,090		5,274,373

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Schlumberger	122,660		9,129,584
TransCanada	125,130		6,195,186
			59,264,315
Exchange-Traded Funds—.5%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	17,270		2,757,674
Food & Staples Retailing—3.2%
CVS Caremark	136,360		7,933,425
Wal-Mart Stores	122,030		9,484,172
			17,417,597
Food, Beverage & Tobacco—10.9%
Beam	136,400		8,826,444
ConAgra Foods	129,510		4,580,769
PepsiCo	226,050		18,642,344
Philip Morris International	180,520		17,255,907
Unilever, ADR	254,440		11,022,341
			60,327,805
Health Care Equipment &
Services—3.8%
Cigna	75,950		5,025,611
Covidien	77,990		4,978,881
Express Scripts Holding	48,710	[a]	2,891,913
HCA Holdings	73,870		2,946,674
McKesson	47,530		5,029,625
			20,872,704
Insurance—3.2%
American International Group	198,790	[a]	8,233,882
Chubb	105,530		9,294,027
			17,527,909
Materials—2.7%
LyondellBasell Industries, Cl. A	89,130		5,410,191
Monsanto	89,470		9,557,185
			14,967,376

8

Common Stocks (continued)	Shares		Value ($)
Media—4.0%
AMC Networks, Cl. A	46,770	[a]	2,946,977
CBS, Cl. B	110,990		5,081,122
Walt Disney	225,130		14,147,169
			22,175,268
Pharmaceuticals, Biotech &
Life Sciences—11.6%
Eli Lilly & Co.	160,570		8,892,367
Gilead Sciences	124,620	[a]	6,310,757
Johnson & Johnson	210,060		17,903,414
Pfizer	790,564		22,981,695
Sanofi, ADR	148,840	[b]	7,940,614
			64,028,847
Real Estate—1.4%
American Tower	56,600	[c]	4,753,834
CBRE Group, Cl. A	124,580	[a]	3,017,328
			7,771,162
Retailing—1.7%
Best Buy	214,370		5,571,476
Cabela’s	54,680	[a]	3,510,456
			9,081,932
Semiconductors & Semiconductor
Equipment—2.6%
Applied Materials	199,740		2,898,227
Broadcom, Cl. A	104,670		3,768,120
Texas Instruments	124,370		4,503,438
Xilinx	85,410		3,237,893
			14,407,678
Software & Services—7.1%
Alliance Data Systems	35,930	[a,b]	6,171,696
Cognizant Technology Solutions, Cl. A	64,640	[a]	4,188,672
Facebook, Cl. A	122,790		3,408,650
Google, Cl. A	7,770	[a]	6,406,909
International Business Machines	16,390		3,319,631

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Oracle	289,190		9,479,648
Visa, Cl. A	37,890		6,382,949
			39,358,155
Technology Hardware &
Equipment—11.3%
Amphenol, Cl. A	45,210		3,414,259
Apple	37,990		16,820,072
Ciena	451,250	[a]	6,750,700
Cisco Systems	461,700		9,658,764
EMC	519,220	[a]	11,646,105
Juniper Networks	196,260	[a]	3,248,103
QUALCOMM	129,130		7,956,991
Vishay Intertechnology	203,480	[a]	2,856,859
			62,351,853
Transportation—3.3%
FedEx	93,900		8,827,539
Union Pacific	62,150		9,195,714
			18,023,253
Utilities—1.1%
DTE Energy	86,490		6,303,391
Total Common Stocks
(cost $436,739,179)			549,684,555

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,062,345)	1,062,345	[d]	1,062,345

10

Investment of Cash Collateral
for Securities Loaned—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,580,032)	7,580,032 [d]	7,580,032
Total Investments (cost $445,381,556)	101.2%	558,326,932
Liabilities, Less Cash and Receivables	(1.2%)	(6,672,744)
Net Assets	100.0%	551,654,188

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was $7,265,985 and the value of the collateral held by the fund was $7,580,032.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Materials	2.7
Biotech & Life Sciences	11.6	Semiconductors &
Technology Hardware & Equipment	11.3	Semiconductor Equipment	2.6
Food, Beverage & Tobacco	10.9	Commercial & Professional Services	2.2
Energy	10.7	Banks	2.1
Diversified Financials	9.6	Consumer Durables & Apparel	1.8
Software & Services	7.1	Retailing	1.7
Media	4.0	Money Market Investments	1.6
Health Care Equipment & Services	3.8	Real Estate	1.4
Capital Goods	3.7	Consumer Services	1.1
Transportation	3.3	Utilities	1.1
Food & Staples Retailing	3.2	Exchange-Traded Funds	.5
Insurance	3.2		101.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,265,985)—Note 1(b):
Unaffiliated issuers	436,739,179	549,684,555
Affiliated issuers	8,642,377	8,642,377
Cash		148,012
Receivable for investment securities sold		19,247,063
Dividends and securities lending income receivable		206,927
Receivable for shares of Capital Stock subscribed		12,023
		577,940,957
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		444,957
Liability for securities on loan—Note 1(b)		7,580,032
Payable for investment securities purchased		18,048,069
Payable for shares of Capital Stock redeemed		213,143
Accrued expenses		568
		26,286,769
Net Assets ($)		551,654,188
Composition of Net Assets ($):
Paid-in capital		414,528,748
Accumulated undistributed investment income—net		590,631
Accumulated net realized gain (loss) on investments		23,589,433
Accumulated net unrealized appreciation
(depreciation) on investments		112,945,376
Net Assets ($)		551,654,188
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		15,367,457
Net Asset Value, offering and redemption price per share ($)		35.90

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $72,276 foreign taxes withheld at source):
Unaffiliated issuers	5,117,102
Affiliated issuers	976
Income from securities lending—Note 1(b)	32,918
Total Income	5,150,996
Expenses:
Management fee—Note 3(a)	2,391,018
Distribution fees—Note 3(b)	265,669
Directors’ fees—Note 3(a,c)	19,242
Loan commitment fees—Note 2	2,023
Total Expenses	2,677,952
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(19,242)
Net Expenses	2,658,710
Investment Income—Net	2,492,286
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	34,782,061
Net unrealized appreciation (depreciation) on investments	18,196,343
Net Realized and Unrealized Gain (Loss) on Investments	52,978,404
Net Increase in Net Assets Resulting from Operations	55,470,690

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	2,492,286	4,451,248
Net realized gain (loss) on investments	34,782,061	19,367,107
Net unrealized appreciation
(depreciation) on investments	18,196,343	34,726,015
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,470,690	58,544,370
Dividends to Shareholders from ($):
Investment income—net	(3,128,815)	(4,696,883)
Capital Stock Transactions ($):
Net proceeds from shares sold	10,021,289	13,769,346
Dividends reinvested	2,904,013	4,373,033
Cost of shares redeemed	(36,173,008)	(65,922,395)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(23,247,706)	(47,780,016)
Total Increase (Decrease) in Net Assets	29,094,169	6,067,471
Net Assets ($):
Beginning of Period	522,560,019	516,492,548
End of Period	551,654,188	522,560,019
Undistributed investment income—net	590,631	1,227,160
Capital Share Transactions (Shares):
Shares sold	291,811	441,814
Shares issued for dividends reinvested	88,852	144,824
Shares redeemed	(1,061,827)	(2,134,169)
Net Increase (Decrease) in Shares Outstanding	(681,164)	(1,547,531)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	32.56		29.35	28.54	24.51	22.77	40.24
Investment Operations:
Investment income—net[a]	.16		.27	.23	.18	.25	.35
Net realized and unrealized
gain (loss) on investments	3.38		3.22	.79	4.01	1.83	(13.57)
Total from Investment Operations	3.54		3.49	1.02	4.19	2.08	(13.22)
Distributions:
Dividends from
investment income—net	(.20)		(.28)	(.21)	(.16)	(.34)	(.34)
Dividends from net realized
gain on investments	—		—	—	—	—	(3.91)
Total Distributions	(.20)		(.28)	(.21)	(.16)	(.34)	(4.25)
Net asset value, end of period	35.90		32.56	29.35	28.54	24.51	22.77
Total Return (%)	10.92	[b]	11.95	3.56	17.13	9.38	(36.51)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	[c]	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses
to average net assets	1.00	[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.94	[c]	.85	.76	.65	1.18	1.12
Portfolio Turnover Rate	51.61	[b]	70.82	84.19	78.04	103.96	70.11
Net Assets, end of period
($ x 1,000)	551,654		522,560	516,493	586,726	535,164	532,697

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

16

hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

18

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments.

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	521,768,740	—	—	521,768,740
Equity Securities—
Foreign
Common Stocks†	25,158,141	—	—	25,158,141
Exchange-Traded
Funds	2,757,674	—	—	2,757,674
Mutual Funds	8,642,377	—	—	8,642,377

† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013,The Bank of NewYork Mellon earned $14,108 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales($)	4/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,077,932	53,650,384	53,665,971	1,062,345.2
Dreyfus
Institutional
Cash
Advantage
Fund	10,122,012	57,679,691	60,221,671	7,580,032	1.4
Total	11,199,944	111,330,075	113,887,642	8,642,377	1.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

20

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $10,902,784 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $4,696,883. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by the Manager amounted to $19,242.

22

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2013, the fund was charged $265,669 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $404,571 and Distribution Plan fees $44,946, which are offset against an expense reimbursement currently in effect in the amount of $4,560.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $275,597,023 and $301,127,870, respectively.

At April 30, 2013, accumulated net unrealized appreciation on investments was $112,945,376, consisting of $114,934,178 gross unrealized appreciation and $1,988,802 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

24

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (ranking in the fourth quartile of the Performance Group), except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians (ranking in the first quartile of the Performance Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board noted that the fund outperformed or only slightly underperformed the benchmark index in seven of the past ten calendar years, but underperformed the index significantly in 2011. Dreyfus representatives discussed and expressed continued confidence in portfolio management’s investment approach notwithstanding recent relative underperformance in most periods, noting improved performance for the one-year period.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and at the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

26

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  Although the Board was satisfied with the fund’s improved one- year relative performance, the Board agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

28

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

By the end of the reporting period, U.S. financial markets generally rallied from the summer of 2012 through April 2013, with some equity indices setting new records in response to improving economic conditions. In addition, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board. However, these low interest rate policies kept money market yields near historical lows.

Our chief economist currently expects the U.S. economic recovery to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in a global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Money Market Reserves’ Investor shares produced an annualized yield of 0.00%, and Class R shares produced an annualized yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Yields of money market instruments remained near zero percent throughout the reporting period as short-term interest rates were unchanged despite mounting evidence of more robust economic growth.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party agreements; asset-backed securities; domestic and foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

U.S. Economic Recovery Gained Momentum

The reporting period began in the midst of generally improving economic sentiment, after the U.S. Department of Commerce announced that GDP had grown during the third quarter of 2012 at a respectable 3.1% annualized rate, the U.S. Department of Labor reported that the unemployment rate had dropped to 7.9%, and the Federal Reserve Board (the “Fed”) embarked on a third round of quantitative easing involving

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

purchases of $40 billion of mortgage-backed securities per month over an indefinite period. In addition, the Fed extended its commitment to maintaining the overnight federal funds rate in a historically low range between 0% and 0.25% through the middle of 2015.

In November, the unemployment rate remained steady at 7.9% while 146,000 new jobs were added to the economy. Home prices rose for the sixth straight month, and pending home sales reached a five-year high. However, manufacturing activity contracted slightly. December saw the addition of 164,000 jobs, a 7.8% unemployment rate, and a mild rebound in manufacturing activity. However, consumer confidence declined somewhat, and retailers reported relatively sluggish sales during the holiday season. Many analysts were surprised when the U.S. Department of Commerce announced a disappointing 0.4% annualized economic growth rate for the fourth quarter, which was attributed mainly to reductions in federal spending, particularly on defense, and uncertainty surrounding automatic spending cuts and tax hikes scheduled for the start of 2013. Other indicators proved somewhat more encouraging, including gains in personal consumption, durable goods purchases, and housing market activity.

Data from January 2013 continued to portray a sluggish economic recovery, as the economy added 157,000 jobs, but the unemployment rate inched upwards to 7.9%. Matters improved markedly in February, when the unemployment rate slid to 7.7% as 236,000 new jobs were created. Employment gains were particularly strong in the professional and business services, construction, and health care industries. Moreover, manufacturing activity increased in February for the third consecutive month, and retail sales posted significant gains. Just 88,000 new jobs were added in March, but the unemployment rate edged lower to 7.6%. Both the manufacturing and services sectors of the U.S. economy posted gains in March, helping the U.S. economy achieve an estimated 2.5% annualized growth rate for the first quarter of 2013.

The gradual economic recovery seemed to continue in April, when the private sector added 176,000 jobs, while the unemployment rate fell to a multi-year low of 7.5% as some discouraged workers left the labor force.Yet, the service and manufacturing sectors continued to expand, and some stock market indices approached record high levels, suggesting that investors remained optimistic about the future.

4

Focusing on Quality and Liquidity

Despite evidence of more robust U.S. economic growth, short-term interest rates and money market yields remained near zero percent throughout the reporting period. In addition, yield differences along the money market’s maturity spectrum stayed relatively narrow.Therefore, we continued to maintain the fund’s weighted average maturity in a position we considered to be roughly in line with market averages, and we retained our focus on well-established issuers with good liquidity characteristics.

The Fed has shown no signs of moving away from its aggressively accommodative monetary policy amid low inflation and moderate economic growth. Consequently, as we have for some time, we intend to keep the fund’s focus on quality and liquidity.

May 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.94	$.94
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.95	$.95
Ending value (after expenses)	$1,023.85	$1,023.85

† Expenses are equal to the fund’s annualized expense ratio of .19% for Investor shares and .19% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—21.2%	Amount ($)		Value ($)
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.23%, 8/8/13	8,000,000		8,000,000
Mizuho Corporate Bank (Yankee)
0.23%, 7/15/13	8,000,000		8,000,000
Norinchukin Bank (Yankee)
0.25%, 5/15/13	8,000,000		8,000,000
Sumitomo Mitsui Banking Corp. (Yankee)
0.23%, 5/13/13	9,000,000	[a]	9,000,000
Sumitomo Mitsui Trust Bank (Yankee)
0.24%, 5/28/13	8,000,000	[a]	8,000,000
Toronto Dominion Bank (Yankee)
0.22%, 7/22/13	8,000,000		8,001,545
Total Negotiable Bank Certificates of Deposit
(cost $49,001,545)			49,001,545

Commercial Paper—25.8%
ANZ International Ltd.
0.27%, 6/3/13	10,000,000	[a]	9,997,525
ASB Finance Ltd.
0.33%, 6/13/13	5,000,000	[a,b]	5,000,000
Barclays U.S. Funding
0.24%, 5/20/13	8,000,000		7,998,987
General Electric Capital Corp.
0.25%, 6/11/13	10,000,000		9,997,153
Metlife Short Term Funding LLC
0.17%, 7/1/13	5,000,000	[a]	4,998,560
National Australia Funding (DE) Inc.
0.23%, 5/16/13	8,000,000	[a,b]	8,000,000
Toyota Motor Credit Corp.
0.19%, 6/27/13	8,000,000		7,997,593
Westpac Banking Corp.
0.32%, 7/22/13	6,000,000	[a,b]	6,000,165
Total Commercial Paper
(cost $59,989,983)			59,989,983

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Asset-Backed Commercial Paper—12.1%	Amount ($)		Value ($)
Collateralized Commercial
Paper Program Co., LLC
0.25%, 5/6/13	10,000,000		9,999,653
FCAR Owner Trust, Ser. II
0.21%, 6/3/13	8,000,000		7,998,460
Northern Pines Funding LLC
0.40%, 9/3/13	10,000,000	[a]	9,986,111
Total Asset-Backed Commercial Paper
(cost $27,984,224)			27,984,224

Time Deposits—16.9%
DnB Bank (Grand Cayman)
0.14%, 5/1/13	9,000,000		9,000,000
Nordea Bank Finland (Grand Cayman)
0.14%, 5/1/13	9,000,000		9,000,000
Royal Bank of Canada (Toronto)
0.06%, 5/1/13	9,000,000		9,000,000
Skandinaviska Enskilda Banken (Grand Cayman)
0.14%, 5/1/13	6,000,000		6,000,000
U.S. Bank NA (Grand Cayman)
0.05%, 5/1/13	6,000,000		6,000,000
Total Time Deposits
(cost $39,000,000)			39,000,000

U.S. Treasury Bills—10.8%
0.07%, 7/11/13
(cost $24,996,795)	25,000,000		24,996,795

Repurchase Agreements—13.0%
Goldman, Sachs & Co.
0.08%, dated 4/30/13, due 5/1/13 in the
amount of $20,000,044 (fully collateralized
by $3,867,300 U.S. Treasury Bonds, 9.25%,
due 2/15/16, value $4,902,417 and
$14,690,700 U.S. Treasury Notes, 2.13%,
due 2/29/16, value $15,497,637)	20,000,000		20,000,000

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
TD Securities (USA) LLC
0.14%, dated 4/30/13, due 5/1/13 in the
amount of $10,000,039 (fully collateralized
by $4,485,900 U.S. Treasury Inflation
Protected Securities, 3.63%, due 4/15/28,
value $10,235,304)	10,000,000	10,000,000
Total Repurchase Agreements
(cost $30,000,000)		30,000,000

Total Investments (cost $230,972,547)	99.8%	230,972,547

Cash and Receivables (Net)	.2%	377,574

Net Assets	100.0%	231,350,121

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities amounted to $60,982,361 or 26.4% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	54.0	Finance	7.8
Repurchase Agreements	13.0	Asset-Backed/Single Seller	3.5
U.S. Government	10.8	Insurance	2.1
Asset-Backed/Banking	8.6		99.8

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $30,000,000)—Note 1(b)	230,972,547	230,972,547
Cash		383,083
Interest receivable		26,946
		231,382,576
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		25,137
Payable for shares of Capital Stock redeemed		7,318
		32,455
Net Assets ($)		231,350,121
Composition of Net Assets ($):
Paid-in capital		231,350,449
Accumulated net realized gain (loss) on investments		(328)
Net Assets ($)		231,350,121

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	173,400,362	57,949,759
Shares Outstanding	173,400,571	57,949,877
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Interest Income	225,598
Expenses:
Management fee—Note 2(a)	582,170
Distribution fees (Investor Shares)—Note 2(b)	178,466
Directors’ fees—Note 2(a,c)	6,962
Total Expenses	767,598
Less—reduction in expenses due to undertaking—Note 2(a)	(535,075)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(6,962)
Net Expenses	225,561
Investment Income—Net	37
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(328)
Net (Decrease) in Net Assets Resulting from Operations	(291)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	37	549
Net realized gain (loss) on investments	(328)	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	(291)	549
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(27)	(413)
Class R Shares	(10)	(136)
Total Dividends	(37)	(549)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	62,767,399	168,196,439
Class R Shares	186,460,637	265,138,184
Dividends reinvested:
Investor Shares	27	409
Class R Shares	2	52
Cost of shares redeemed:
Investor Shares	(64,025,497)	(202,213,265)
Class R Shares	(223,918,552)	(250,515,803)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(38,715,984)	(19,393,984)
Total Increase (Decrease) in Net Assets	(38,716,312)	(19,393,984)
Net Assets ($):
Beginning of Period	270,066,433	289,460,417
End of Period	231,350,121	270,066,433

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2013				Year Ended October 31,
Investor Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.003	.028
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.003)	(.028)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.30	2.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	[c]	.71		.71		.71		.75	.71
Ratio of net expenses
to average net assets	.19	[c]	.25		.24		.29		.66	.70
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.32	2.80
Net Assets, end of period
($ x 1,000)	173,400		174,659		208,675		328,806		355,337	408,547

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2013				Year Ended October 31,
Class R Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.004	.030
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.004)	(.030)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.43	3.07
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	[c]	.51		.51		.51		.55	.51
Ratio of net expenses
to average net assets	.19	[c]	.25		.24		.29		.52	.50
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.47	3.03
Net Assets, end of period
($ x 1,000)	57,950		95,408		80,785		140,848		155,333	186,972

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	230,972,547
Level 3—Significant Unobservable Inputs	—
Total	230,972,547
† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

18

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by the Manager amounted to $6,962.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $451,444 for Investor shares and $83,631 for Class R shares during the period ended April 30, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2013, Investor shares were charged $178,466 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $83,884 and Distribution Plan fees $28,860, which are offset against an expense reimbursement currently in effect in the amount of $87,607.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

20

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians (by one or two basis points for each of the past 5 years) and variously above, at and below the Performance Universe medians (by one or two basis points) for the various periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

22

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

24

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 25

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
36	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus AMT-Free Municipal Reserves, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

By the end of the reporting period, U.S. financial markets generally rallied from the summer of 2012 through April 2013, with some equity indices setting new records in response to improving economic conditions. In addition, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board. However, these low interest rate policies kept money market yields near historical lows.

Our chief economist currently expects the U.S. economic recovery to persist at a choppy and moderate pace over the next several months, but he sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in a global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Bill Vasiliou, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus AMT-Free Municipal Reserves’ BASIC shares, Class B shares, Class R shares and Investor shares each produced an annualized yield of 0.00%. Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares each produced annualized effective yields of 0.00% for the same period.1

Yields of tax-exempt money market instruments stayed near historical lows throughout the reporting period, as short-term interest rates remained anchored by an overnight federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Economic Recovery Gained Traction

Despite occasional bouts of heightened volatility, the reporting period saw a generally improving economic environment. At the start of the reporting period, economists were encouraged by U.S. employment gains, signs of a recovering housing market, and increased manufacturing activity as the Federal Reserve Board (the “Fed”) embarked on a third round of quantitative easing and extended its forecast for low interest rates through mid-2015.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Despite these developments, U.S. GDP growth fell from 3.1% for the third quarter of 2012 to just a 0.4% annualized rate during the fourth quarter of 2012.The slowdown was attributed mainly to reductions in federal spending stemming from a contentious political debate regarding automatic tax hikes and spending cuts scheduled for the start of 2013. Other economic indicators proved somewhat more encouraging, including gains in personal consumption, durable goods purchases, and housing market activity. In the wake of last-minute legislation to address the tax increases, economic data released over the first four months of 2013 portrayed a somewhat more robust economic recovery. In fact, U.S. GDP was estimated to have grown at a 2.5% annualized rate over the first quarter of 2013.

With short-term interest rates near historical lows, demand from individual investors shifted to the municipal bond market, where yields were incrementally higher. However, any reduction in demand for shorter-term, tax-exempt money market instruments stemming from individual investors was offset by the effects of higher rates on short-term repurchase agreements, which helped to boost yields of variable rate demand notes (VRDNs). As a result, municipal money market instruments generally provided higher yields than comparable U.S.Treasury obligations, sparking increased demand from non-traditional investors, including institutional investors. Non-traditional investors also favored municipal money market instruments due to regulatory changes affecting funds’ liquidity requirements.

Municipal credit quality continued to improve over the reporting period as most states and many local governments recovered gradually from the recession.

Focusing on Quality and Liquidity

Most tax-exempt money market funds have maintained relatively short-weighted average maturities compared to historical averages. Due to narrow yield differences along the money market’s maturity spectrum, as well as ongoing regulatory uncertainty, it has made little sense for fund managers to extend weighted average maturities.The fund was no exception to these considerations, and we maintained its weighted average maturity in a range that was consistent with industry averages.

4

Moreover, careful and well-researched credit selection has remained paramount. As we have for some time, we continued to favor state general obligation bonds; essential service revenue bonds backed by revenues from water, sewer and electric facilities; and certain local credits with strong financial positions and stable tax bases. We generally continued to shy away from instruments issued by localities that depend heavily on state aid.

Rates Likely to Stay Low

We are cautiously optimistic regarding U.S. economic prospects as the United States and overseas markets continue to recover gradually from recession and various financial crises.While the Fed currently expects moderate U.S. economic growth and a gradually declining unemployment rate, it also has made clear that short-term interest rates are likely to remain low and quantitative easing will continue until the unemployment rate drops well below current levels. Consequently, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

May 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSROs) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$1.24	$1.24	$1.24	$1.24
Ending value (after expenses)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$1.25	$1.25	$1.25	$1.25
Ending value (after expenses)	$1,023.55	$1,023.55	$1,023.55	$1,023.55

† Expenses are equal to the fund’s annualized expense ratio of .25% for Investor Shares, .25% for Class R Shares,
.25% for BASIC Shares and .25% for Class B Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—105.8%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.6%
Chatom Industrial Development
Board, Gulf Opportunity Zone
Revenue (PowerSouth Energy
Cooperative Projects)	0.37	5/7/13	5,000,000	[a]	5,000,000
Alaska—.2%
Alaska Municipal Bond Bank,
GO Notes	3.00	12/1/13	765,000		777,059
Arizona—4.7%
Phoenix Industrial Development
Authority, MFHR, Refunding
(Copper Palms Apartments
Project) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.23	5/7/13	4,650,000	[a]	4,650,000
Yavapai County Industrial
Development Authority, Revenue
(Skanon Investments, Inc.—
Drake Cement Project) (LOC;
Citibank NA)	0.25	5/7/13	10,050,000	[a]	10,050,000
Colorado—.7%
Colorado Educational and Cultural
Facilities Authority, Revenue,
Refunding (Boulder Country Day
School Project) (LOC; Wells
Fargo Bank)	0.31	5/7/13	1,070,000	[a]	1,070,000
Colorado Postsecondary Educational
Facilities Authority, Revenue
(Mullen High School Project)
(LOC; Wells Fargo Bank)	0.36	5/7/13	1,155,000	[a]	1,155,000
Connecticut—5.9%
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.30	5/7/13	5,140,000	[a]	5,140,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Taft School Issue) (LOC;
Wells Fargo Bank)	0.23	5/7/13	1,600,000	[a]	1,600,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.30	5/7/13	6,175,000	[a]	6,175,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; M&T Trust)	0.27	5/7/13	5,685,000	[a]	5,685,000
District of Columbia—.9%
District of Columbia,
Revenue (American Public
Health Association Issue)
(LOC; Bank of America)	0.28	5/7/13	1,465,000	[a]	1,465,000
District of Columbia,
Revenue (Hogar Hispano, Inc.
Issue) (LOC; Bank of America)	0.28	5/7/13	1,300,000	[a]	1,300,000
Florida—3.3%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wells Fargo Bank)	0.36	5/7/13	840,000	[a]	840,000
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	2.50	6/1/13	2,340,000		2,344,395
Florida Water Pollution Control
Financing Corporation, Water
Pollution Control Revenue	5.25	1/15/14	500,000		517,521
Palm Beach County,
IDR (Boca Raton
Jewish Community
Day School, Inc. Project)
(LOC; Wells Fargo Bank)	0.31	5/7/13	1,215,000	[a]	1,215,000
Palm Beach County,
IDR (Gulfstream Goodwill
Industies, Inc. Project)
(LOC; Wells Fargo Bank)	0.31	5/7/13	440,000	[a]	440,000
Palm Beach County,
Public Improvement Revenue
(Biomedical Research Park
Project) (Deutsche Bank
Spears/Lifers Trust (Series
DB-184)) (Liquidity Facility;
Deutsche Bank AG and LOC;
Deutsche Bank AG)	0.32	5/7/13	3,945,000	[a,b,c]	3,945,000

8

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Pinellas County Industry Council,
Revenue (Lutheran Church of
the Cross Day School Project)
(LOC; Wells Fargo Bank)	0.36	5/7/13	940,000	[a]	940,000
Georgia—.3%
Cobb County Hospital Authority,
RAC (Equipment Pool Project)	0.26	5/7/13	1,000,000	[a]	1,000,000
Idaho—.9%
Idaho Housing and Finance
Association, MFHR (Traditions
at Boise Apartments Project)
(LOC; FHLB)	0.24	5/7/13	2,900,000	[a]	2,900,000
Illinois—4.9%
Galesburg,
Revenue (Knox College Project)
(LOC; Bank of America)	0.25	5/7/13	3,100,000	[a]	3,100,000
Illinois Educational Facilities
Authority, Revenue (The
Lincoln Park Society)
(LOC; Citibank NA)	0.31	5/7/13	3,100,000	[a]	3,100,000
Illinois Finance Authority,
Revenue (Cristo Rey Jesuit
High School Project) (LOC;
JPMorgan Chase Bank)	0.31	5/7/13	1,765,000	[a]	1,765,000
Illinois Finance Authority,
Revenue (Village of Oak Park
Residence Corporation Project)
(LOC; PNC Bank NA)	0.24	5/7/13	4,300,000	[a]	4,300,000
Lake Villa,
Revenue (The Allendale
Association Project) (LOC;
Wells Fargo Bank)	0.25	5/7/13	3,030,000	[a]	3,030,000
Indiana—2.7%
East Porter County School Building,
First Mortgage Bonds, Refunding
(Deutsche Bank Spears/Lifers Trust
(Series DB-144)) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.32	5/7/13	5,080,000	[a,b,c]	5,080,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Lawrence, Fort Harrison Reuse
Authority, Tax Increment
Revenue (Fort Harrison
Military Base Reuse District)
(LOC; PNC Bank NA)	0.23	5/7/13	3,500,000	[a]	3,500,000
Iowa—2.9%
Iowa Finance Authority,
Educational Facilities Revenue
(Graceland University Project)
(LOC; Bank of America)	0.27	5/7/13	5,370,000	[a]	5,370,000
Iowa Finance Authority,
Revenue (YMCA and
Rehabilitation Center Project)
(LOC; Bank of America)	0.30	5/7/13	3,685,000	[a]	3,685,000
Kentucky—2.9%
Breckinridge County,
Lease Program Revenue
(Kentucky Association of
Counties Leasing Trust)
(LOC; U.S. Bank NA)	0.24	5/7/13	3,730,000	[a]	3,730,000
Kentucky Rural Water Finance
Corporation, Public Projects
Construction Notes	1.00	10/1/13	4,500,000		4,512,800
Mason County,
PCR (East Kentucky Power
Cooperative, Inc. Project)
(Liquidity Facility; National
Rural Utilities Cooperative
Finance Corporation)	0.35	5/7/13	900,000	[a]	900,000
Louisiana—4.2%
Louisiana,
GO Notes, Refunding	5.00	8/1/13	475,000		480,526
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.30	5/7/13	3,650,000	[a]	3,650,000
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.17	5/1/13	5,000,000	[a]	5,000,000

10

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana (continued)
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.21	5/1/13	4,000,000	[a]	4,000,000
Maryland—8.1%
Baltimore County,
Consolidated Public
Improvement GO
Notes, Refunding	5.00	8/1/13	300,000		303,532
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.28	5/7/13	3,255,000	[a]	3,255,000
Baltimore Mayor and City Council
Industrial Development
Authority, Revenue (City of
Baltimore Capital Acquisition
Program) (LOC; Bayerische
Landesbank)	0.25	5/7/13	6,000,000	[a]	6,000,000
Maryland,
GO Notes (State and Local
Facilities Loan)	3.00	8/15/13	900,000		906,757
Maryland Economic Development
Corporation, EDR (Blind
Industries and Services of
Maryland Project)
(LOC; Bank of America)	0.36	5/7/13	4,695,000	[a]	4,695,000
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Stella
Maris Issue) (LOC; M&T Trust)	0.25	5/7/13	10,660,000	[a]	10,660,000
Massachusetts—1.9%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue
(LOC; Citibank NA)	0.26	5/7/13	1,700,000	[a]	1,700,000
Massachusetts Development Finance
Agency, Revenue (New Bedford
Whaling Museum Issue) (LOC;
Bank of America)	0.36	5/7/13	300,000	[a]	300,000
Taunton,
GO Notes, BAN	1.25	5/22/13	3,875,000		3,876,216

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota—1.6%
Mendota Heights,
MFHR, Refunding (Lexington
Heights Apartments Project)
(LOC; Wells Fargo Bank)	0.31	5/7/13	350,000	[a]	350,000
Minnesota Higher Education
Facilities Authority, Revenue
(William Mitchell College of
Law) (LOC; U.S. Bank NA)	0.21	5/7/13	2,815,000	[a]	2,815,000
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; U.S. Bank NA)	0.35	5/7/13	1,800,000	[a]	1,800,000
Mississippi—.6%
Jackson County,
PCR, Refunding (Chevron
U.S.A. Inc. Project)	0.20	5/1/13	2,000,000	[a]	2,000,000
Missouri—3.1%
Missouri Development Finance Board,
Cultural Facilities Revenue
(Kauffman Center for the Preforming
Arts Project) (Liquidity Facility;
Northern Trust Company)	0.21	5/1/13	400,000	[a]	400,000
Saint Charles County Public Water
Supply District Number 2, COP
(Project Lease Agreement)	0.27	5/7/13	3,580,000	[a]	3,580,000
Saint Louis Industrial Development
Authority, MFHR (Hamilton
Place Apartments) (LOC; FHLMC)	0.23	5/7/13	5,850,000	[a]	5,850,000
Nebraska—.2%
Lancaster County Hospital
Authority Number 1, HR,
Refunding (BryanLGH Medical
Center) (LOC; U.S. Bank NA)	0.19	5/1/13	515,000	[a]	515,000
Nevada—1.1%
Deutsche Bank Spears/Lifers Trust
(Series DBE-668) (Clark County
School District, Limited Tax
Building Bonds GO) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.35	5/7/13	3,400,000	[a,b,c]	3,400,000

12

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—7.3%
East Brunswick Township,
GO Notes, BAN	1.25	8/6/13	2,659,000		2,663,565
Kearny Board of Education,
GO Notes, GAN	1.25	10/11/13	1,500,000		1,502,318
Little Ferry Borough,
Special Emergency Note	1.00	11/15/13	3,000,000		3,004,032
New Jersey Economic Development
Authority, Revenue (Oak Hill
Academy Project) (LOC; Wells
Fargo Bank)	0.31	5/7/13	1,310,000	[a]	1,310,000
Paterson,
GO Notes, BAN (General
Improvement and Tax Appeal)	1.50	6/6/13	2,000,000		2,000,485
Rahway,
GO Notes, BAN	1.25	8/9/13	2,268,000		2,272,013
Rahway,
GO Notes, BAN	1.25	10/2/13	2,355,000		2,360,619
West Milford Township,
GO Notes, BAN and Special
Emergency Notes	1.00	10/4/13	3,862,000		3,868,553
Wood-Ridge Borough,
GO Notes, BAN	1.00	8/19/13	4,000,000		4,006,053
New Mexico—1.5%
New Mexico Finance Authority,
Subordinate Lien Public
Project Revolving
Fund Revenue	5.00	6/15/13	2,230,000		2,242,733
Santa Fe County,
Education Facility Revenue
(Archdiocese of Santa Fe
School Project) (LOC;
U.S. Bank NA)	0.37	5/7/13	2,400,000	[a]	2,400,000
New York—7.6%
Amsterdam Enlarged City School
District, GO Notes, BAN	1.25	6/28/13	3,500,000		3,503,315
Deposit Central School District,
GO Notes, BAN	1.25	6/28/13	1,572,000		1,573,364
Hendrick Hudson Central School
District, GO Notes, BAN	1.00	6/21/13	1,800,000		1,801,002

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Hudson Falls Central School
District, GO Notes, BAN	0.75	6/28/13	5,880,000		5,880,000
Monroe County Industrial
Development Agency, Civic
Facility Revenue (Margaret
Woodbury Strong Museum
Project) (LOC; M&T Trust)	0.25	5/7/13	6,865,000	[a]	6,865,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Jewish
Community Center on the
Upper West Side, Inc. Project)
(LOC; M&T Trust)	0.27	5/7/13	4,200,000	[a]	4,200,000
North Carolina—.3%
North Carolina Capital
Facilities Finance Agency,
Revenue (Elon College)
(LOC; U.S. Bank NA)	0.25	5/7/13	1,075,000	[a]	1,075,000
Ohio—2.0%
Dayton City School District,
School Facilities Construction
and Improvement Unlimited Tax
GO Notes, Refunding	0.75	10/15/13	2,000,000		2,004,088
Ohio Water Development Authority,
Water Pollution Control Loan
Fund Revenue	5.00	6/1/13	500,000		502,058
Union Township,
GO Notes, Refunding, BAN
(Various Purpose)	1.00	9/11/13	3,850,000		3,857,681
Pennsylvania—6.8%
Allegheny County Industrial
Development Authority,
Commercial Development
Revenue, Refunding (Two
Marquis Plaza Project)
(LOC; PNC Bank NA)	0.25	5/7/13	810,000	[a]	810,000

14

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Allegheny County Industrial
Development Authority,
Revenue (Sewickley Academy)
(LOC; PNC Bank NA)	0.25	5/7/13	1,615,000	[a]	1,615,000
Allegheny County Industrial
Development Authority,
Revenue (The Bradley Center)
(LOC; PNC Bank NA)	0.29	5/7/13	585,000	[a]	585,000
Beaver County Industrial
Development Authority, PCR,
Refunding (FirstEnergy Nuclear
Generation Corporation
Project) (LOC; Citibank NA)	0.20	5/1/13	2,635,000	[a]	2,635,000
Butler County Industrial
Development Authority, IDR,
Refunding (Wetterau Finance
Company Project) (LOC;
U.S. Bank NA)	0.25	5/7/13	1,940,000	[a]	1,940,000
Deutsche Bank Spears/Lifers
Trust (Series DBE-1021)
(Pennsylvania Higher Education
Facilities Authority, Revenue
(Student Association, Inc.
Student Housing Project at
California University of
Pennsylvania)) (Liquidity
Facility; Deutsche Bank AG
and LOC; Deutsche Bank AG)	0.32	5/7/13	4,940,000	[a,b,c]	4,940,000
Erie County Hospital Authority,
Revenue (Mercy Terrace
Apartments Project) (LOC;
PNC Bank NA)	0.29	5/7/13	475,000	[a]	475,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates Project)
(LOC; Wells Fargo Bank)	0.41	5/7/13	435,000	[a]	435,000

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Northampton County Industrial
Development Authority, Revenue
(Moravian Academy) (LOC;
Wells Fargo Bank)	0.29	5/7/13	475,000	[a]	475,000
Pennsylvania Economic
Development Financing Authority,
Recovery Zone Facility Revenue
(Hawley Silk Mill, LLC Project)
(LOC; PNC Bank NA)	0.29	5/7/13	1,000,000	[a]	1,000,000
Philadelphia Authority for
Industrial Development,
Educational Facilities Revenue
(Chestnut Hill College Project)
(LOC; Wells Fargo Bank)	0.31	5/7/13	500,000	[a]	500,000
Philadelphia Authority for
Industrial Development,
Revenue (Friends
Select School Project)
(LOC; PNC Bank NA)	0.25	5/7/13	2,400,000	[a]	2,400,000
Philadelphia Hospitals and
Higher Education Facilities
Authority, HR (Thomas Jefferson
University Hospital Project)
(LOC; TD Bank)	0.32	5/7/13	785,000	[a]	785,000
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.32	5/7/13	2,845,000	[a]	2,845,000
South Carolina—3.1%
Columbia,
Waterworks and Sewer System
Revenue (LOC; U.S. Bank NA)	0.20	5/1/13	9,630,000	[a]	9,630,000
Tennessee—5.6%
Blount County Public Building
Authority, Local Government
Public Improvement Revenue
(Liquidity Facility; Branch
Banking and Trust Co.)	0.25	5/7/13	15,150,000	[a]	15,150,000
Clarksville Public Building Authority,
Pooled Financing Revenue
(Tennessee Municipal Bond Fund)
(LOC; Bank of America)	0.27	5/7/13	2,355,000	[a]	2,355,000

16

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—10.1%
Atascosa County Industrial
Development Corporation, PCR,
Refunding (San Miguel Electric
Cooperative, Inc. Project) (LOC;
National Rural Utilities Cooperative
Finance Corporation)	0.31	5/7/13	10,000,000	[a]	10,000,000
Deutsche Bank Spears/Lifers Trust
(Series DBE-548) (Austin,
Revenue, Refunding (Town Lake
Park Community Events Center
Venue Project)) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.32	5/7/13	5,095,000	[a,b,c]	5,095,000
Gulf Coast Waste Disposal Authority,
Environmental Facilities Revenue
(Air Products Project)	0.20	5/7/13	4,000,000	[a]	4,000,000
Harris County Cultural Education
Facilities Finance Corporation,
HR (Texas Children’s Hospital
Project) (Citigroup ROCS,
Series RR II R-11821) (Liquidity
Facility; Citibank NA)	0.28	5/7/13	5,250,000	[a,b,c]	5,250,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	6/25/13	6,900,000		6,900,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	6/25/13	1,000,000		1,000,000
Virginia—1.9%
Suffolk Redevelopment and Housing
Authority, MFHR, Refunding
(Pembroke Crossing
Apartments, L.L.C. Project)
(LOC; Wells Fargo Bank)	0.36	5/7/13	560,000	[a]	560,000

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Suffolk Redevelopment and Housing
Authority, MFHR, Refunding
(Summer Station Apartments,
L.L.C. Project) (LOC; Wells
Fargo Bank)	0.36	5/7/13	500,000	[a]	500,000
Virginia Small Business Finance
Authority, Revenue (WoodFuels
Virginia, LLC Project)
(LOC; Bank of America)	0.33	5/7/13	4,970,000	[a]	4,970,000
Washington—.6%
Washington Housing Finance
Commission, MFHR (Affinity at
Southridge Apartments Project)
(LOC; FHLB)	0.24	5/7/13	1,900,000	[a]	1,900,000
Wisconsin—4.7%
Oneida Tribe of Indians of
Wisconsin, Health Facilities
Revenue (LOC; Bank of America)	0.27	5/7/13	11,090,000	[a]	11,090,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Fort Healthcare, Inc.) (LOC;
JPMorgan Chase Bank)	0.21	5/1/13	300,000	[a]	300,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Madison Family Medicine
Residency Corporation, Inc.
Project) (LOC; JPMorgan
Chase Bank)	0.31	5/7/13	3,025,000	[a]	3,025,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Sinsinawa Nursing, Inc. Project)
(LOC; JPMorgan Chase Bank)	0.31	5/7/13	500,000	[a]	500,000

18

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wyoming—1.6%
Lincoln County,
PCR, Refunding (PacifiCorp
Project) (LOC; Bank of
Nova Scotia)	0.22	5/7/13	5,000,000 [a]	5,000,000

Total Investments (cost $333,375,685)			105.8%	333,375,685
Liabilities, Less Cash and Receivables			(5.8%)	(18,377,353)
Net Assets			100.0%	314,998,332

a Variable rate demand note—rate shown is the interest rate in effect at April 30, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities amounted to $27,710,000 or 8.8% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	68.7
F2		VMIG2,MIG2,P2		SP2,A2	5.7
AAA,AA,Ad		Aaa,Aa,Ad		AAA,AA,Ad	6.3
Not Rated[e]		Not Rated[e]		Not Rated[e]	19.3
					100.0

† Based on total investments.
d Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			333,375,685	333,375,685
Interest receivable				520,135
				333,895,820
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				73,239
Cash overdraft due to Custodian				1,777,067
Payable for investment securities purchased				17,044,856
Payable for shares of Capital Stock redeemed				2,322
Dividend payable				4
				18,897,488
Net Assets ($)				314,998,332
Composition of Net Assets ($):
Paid-in capital				314,999,787
Accumulated net realized gain (loss) on investments				(1,455)
Net Assets ($)				314,998,332

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	22,554,259	108,798,827	13,082,940	170,562,306
Shares Outstanding	22,554,487	108,799,938	13,083,073	170,564,002
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

22

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Interest Income	443,782
Expenses:
Management fee—Note 2(a)	873,898
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	294,877
Shareholder servicing costs (Class B Shares)—Note 2(c)	267,839
Directors’ fees—Note 2(a,c)	31,665
Total Expenses	1,468,279
Less—reduction in expenses due to undertaking—Note 2(a)	(992,893)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(31,665)
Net Expenses	443,721
Investment Income—Net	61
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	776
Net Increase in Net Assets Resulting from Operations	837

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	61	122
Net realized gain (loss) on investments	776	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	837	122
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(5)	(11)
Class R Shares	(17)	(23)
Class B Shares	(39)	(88)
Total Dividends	(61)	(122)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	33,462,536	61,905,787
Class R Shares	126,799,701	186,903,467
BASIC Shares	8,948,164	7,870,535
Class B Shares	286,973,508	660,520,233
Dividends reinvested:
Investor Shares	5	11
Class R Shares	—	1
Class B Shares	39	88
Cost of shares redeemed:
Investor Shares	(38,534,975)	(65,044,223)
Class R Shares	(95,098,866)	(158,194,981)
BASIC Shares	(9,881,974)	(19,856,884)
Class B Shares	(365,361,786)	(640,695,187)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(52,693,648)	33,408,847
Total Increase (Decrease) in Net Assets	(52,692,872)	33,408,847
Net Assets ($):
Beginning of Period	367,691,204	334,282,357
End of Period	314,998,332	367,691,204

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2013				Year Ended October 31,
Investor Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.006	.023
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)[a] (.000)[a]				(.000)[a]		(.006)	(.023)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.65	2.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	[c]	.71		.71		.71		.73	.71
Ratio of net expenses
to average net assets	.25	[c]	.28		.38		.45		.71	.70
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.69	2.18
Net Assets, end of period
($ x 1,000)	22,554		27,625		30,764		40,202		54,974	54,469

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2013				Year Ended October 31,
Class R Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.008	.025
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.008)	(.025)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.01		.83	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52	[c]	.51		.51		.51		.53	.51
Ratio of net expenses
to average net assets	.25	[c]	.29		.38		.45		.52	.50
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.01		.78	2.48
Net Assets, end of period
($ x 1,000)	108,799		77,098		48,390		97,824		57,658	56,859

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

26

Six Months Ended
	April 30, 2013				Year Ended October 31,
BASIC Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.008	.025
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.008)	(.025)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.01		.83	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52	[c]	.51		.51		.51		.53	.51
Ratio of net expenses
to average net assets	.25	[c]	.28		.38		.45		.52	.50
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.01		.72	2.40
Net Assets, end of period
($ x 1,000)	13,083		14,017		26,003		32,297		50,418	29,900

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2013				Year Ended October 31,
Class B Shares	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.004	.020
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.004)	(.020)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.41	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	[c]	1.01		1.01		1.01		1.03	1.02
Ratio of net expenses
to average net assets	.25	[c]	.29		.37		.45		.89	1.00
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.29	1.81
Net Assets, end of period
($ x 1,000)	170,562		248,951		229,126		227,987		296,029	111,226

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series including the fund.The fund’s investment objective is to seek a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a Distribution Plan fee. Class B shares also bear a Shareholder Services Plan fee. BASIC shares are offered to any investor and bear no Distribution Plan or Shareholder Services Plan fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution Plan or Shareholder Services Plan fees. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan fee, Shareholder Services Plan fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

30

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	333,375,685
Level 3—Significant Unobservable Inputs	—
Total	333,375,685
† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years

32

prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $2,231 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $1,565 of the carryover expires in fiscal year 2015 and $666 expires in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was all tax-exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Distribution Plan fees, Shareholder Services Plan fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by the Manager amounted to $31,665.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $60,373 for Investor shares, $114,685 for Class R shares, $18,193 for BASIC shares and $799,642 for Class B shares during the period ended April 30, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares and Class B shares may pay annually up to .25% of the value of their average daily net assets (Investor shares are currently limited by the Board to .20%) attributable to Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended April 30, 2013, Investor shares and Class B shares were charged $27,038 and $267,839, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan subject to Rule 12b-1 under the Act, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may enter into Shareholder Services Agreements (the “Agreements”) with Service Agents and make payments to Service Agents with respect to these services. During the period ended April 30, 2013, Class B shares were charged $267,839, pursuant to the Shareholder Services Plan.

34

The Company and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Shareholder Services Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $130,328, Distribution Plan fees $40,445 and Shareholder Services Plan fees $36,552, which are offset against an expense reimbursement currently in effect in the amount of $134,086.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended April 30, 2013, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $99,280,000 and $55,165,000, respectively.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

36

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below (by only one or two basis points except in one period) the Performance Group medians and variously above, at or below (by one basis point) the Performance Universe medians for the various periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and above the Expense Universe

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

median.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and

38

the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
51	Statement of Assets and Liabilities
52	Statement of Operations
53	Statement of Changes in Net Assets
55	Financial Highlights
57	Notes to Financial Statements
66	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. fixed-income markets generally produced good results over the past six months, as longer term and higher yielding securities benefited from robust investor demand, while shorter term bonds and U.S. government securities posted less impressive, but still positive, results amid improving economic conditions. Indeed, by the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues.As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Nancy G. Rogers, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 0.57%, and its BASIC shares produced a total return of 0.60%.1 In comparison, the Barclays U.S.Aggregate Bond Index (the “Index”) achieved a total return of 0.90% for the same period.2

With interest rates anchored on the short end of the market’s maturity spectrum by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, demand proved robust for longer term, lower rated bonds among investors seeking higher yields over the reporting period, while prices of high-quality U.S. government securities ended the reporting period close to where they began. The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index.To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,700 securities as compared to approximately 8,000 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of April 30, 2013, the average duration of the fund was approximately 5.26 years.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had improved by the start of the reporting period in the midst of better U.S. employment and housing market trends and aggressively accommodative monetary policies from central banks throughout the world, including the Fed, the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

European Central Bank, and the Bank of Japan.Although investor optimism faltered toward year-end 2012 due to uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries.

Despite ongoing uncertainty surrounding U.S. fiscal policy amid a contentious political debate, additional releases of encouraging economic data generally helped support higher yielding bond prices over the first four months of 2013. As a result, investors increasingly turned away from traditional safe havens, such as U.S. government securities, and toward riskier assets, especially high yield corporate-backed bonds. An improving business environment further buoyed prices of lower rated corporate-backed securities, reducing yield differences along the market sector’s credit-quality spectrum.

While prices of U.S. government securities ended the reporting period mostly unchanged from where they began, bouts of market volatility in the interim were cushioned by the Fed’s accommodative monetary policy initiatives, particularly an open-ended round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month. In addition, the Fed’s easy money policies helped mitigate the impact of uncertainty stemming from the ongoing political debate regarding U.S. fiscal policy.The benefits of the Fed’s quantitative easing program were largely offset later in the reporting period, when investors began to anticipate the end of the program and an eventual move to higher short-term interest rates. Nonetheless, virtually all U.S. bond market sectors and maturity ranges eked out positive absolute returns for the reporting period overall.

High Quality Holdings Hindered Absolute Returns

Because neither the fund nor the Index holds high yield securities, they did not participate in the lower rated market sector’s significant gains over the reporting period. Like the Index, the fund is composed primarily of bonds with AAA credit ratings, which is the highest of the rating tiers.

In this environment, the U.S. Treasury securities and U.S. government agency mortgage-backed securities that comprise the bulk of the Index delivered relatively muted results. However, longer term securities produced incrementally higher returns than their shorter term counterparts.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition. As of April 30, 2013, approximately 29.4% of the fund’s assets were invested in mortgage-backed securities, 1.7% in commercial mortgage-backed securities, 27.1% in corporate bonds and asset-backed securities, 37% in U.S. Treasury securities and 4.4% in U.S. government agency bonds. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality and duration posture that is closely aligned with that of the Index.

May 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance.The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$1.99	$.75
Ending value (after expenses)	$1,005.70	$1,006.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.01	$.75
Ending value (after expenses)	$1,022.81	$1,024.05

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—99.6%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.1%
Ally Auto Receivables Trust,
Ser. 2012-3, Cl. A4	1.06	2/15/17	500,000		505,618
Ally Auto Receivables Trust,
Ser. 2012-1, Cl. A4	1.21	7/15/16	1,000,000		1,012,768
Ford Credit Auto Owner Trust,
Ser. 2012-B, Cl. A4	1.00	9/15/17	400,000		404,444
					1,922,830
Asset-Backed Ctfs./Credit Cards—.2%
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		680,157
Chase Issuance Trust,
Ser. 2012-A8, Cl. A8	0.54	10/16/17	1,250,000		1,250,359
Citibank Credit Card Issuance
Trust, Ser. 2007-A8, Cl. A8	5.65	9/20/19	3,000,000		3,597,141
					5,527,657
Commercial Mortgage
Pass-Through Ctfs.—1.7%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,073,710
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,964,785
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		1,143,235
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.74	2/10/51	300,000	[a]	350,712
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR8, Cl. A4	4.67	6/11/41	265,000		283,475
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000		973,368
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PW10, Cl. A4	5.41	12/11/40	185,000	[a]	204,001
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.72	9/11/38	850,000	[a]	960,500
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.74	3/15/49	225,000	[a]	254,111
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.13	12/10/49	1,100,000	[a]	1,313,973

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.22	7/15/44	1,900,000	[a]	2,080,618
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.30	1/15/46	85,000	[a]	93,814
Commercial Mortgage Trust,
Ser. 2012-CR4, Cl. A3	2.85	10/15/45	1,000,000		1,032,136
Credit Suisse Commercial Mortgage
Trust, Ser. 2006-C3, Cl. A3	5.80	6/15/38	1,499,630	[a]	1,685,923
Credit Suisse First Boston
Mortgage Securities,
Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,300,398
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.79	5/15/46	1,000,000	[a]	1,177,311
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.79	8/10/45	1,000,000	[a,b]	1,156,398
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	649,445
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		156,929
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,377,319
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		400,901
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		233,193
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	549,844
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,179,830
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[a]	4,232,759

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
LB-UBS Commercial
Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		532,299
LB-UBS Commercial
Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	285,462
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,371,206
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.28	11/12/37	361,010	[a]	393,178
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.85	6/12/50	1,000,000	[a]	1,166,639
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.74	6/12/50	577,909	[a]	602,690
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.74	6/12/50	1,200,000	[a]	1,383,320
Morgan Stanley BAML Trust,
Ser. 2013-C8, Cl. A4	3.13	12/15/48	1,000,000		1,051,925
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,502,864
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	489,504	[a]	552,999
UBS Commercial Mortgage Trust,
Ser. 2012-C1, Cl. A3	3.40	5/10/45	500,000		536,091
UBS-Barclays Commercial Mortgage
Trust, Ser. 2012-C4, Cl. A5	2.85	12/10/45	500,000		511,883
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	867,304
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	794,563	[a]	823,891
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C23, Cl. A4	5.42	1/15/45	996,575	[a]	1,093,370
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		161,569
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,142,350	[a]	1,265,567
					39,930,945

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary—2.4%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000	264,917
CBS,
Gtd. Debs.	7.88	7/30/30	300,000	415,738
CBS,
Gtd. Notes	5.50	5/15/33	250,000	272,458
Comcast,
Gtd. Bonds	6.50	1/15/17	1,000,000	1,201,174
Comcast,
Gtd. Notes	2.85	1/15/23	300,000	309,250
Comcast,
Gtd. Notes	5.70	7/1/19	1,000,000	1,234,133
Comcast,
Gtd. Notes	6.45	3/15/37	1,900,000	2,548,326
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000	470,253
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	589,231
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000	500,678
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	700,000	741,993
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	49,000	57,990
CVS Caremark,
Sr. Unscd. Notes	5.75	5/15/41	630,000	777,141
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000	651,794
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000	317,642
DirecTV Holdings/Financing,
Gtd. Notes	6.00	8/15/40	800,000	898,099
Discovery Communications,
Gtd. Notes	6.35	6/1/40	700,000	895,378
Dollar General,
Sr. Unscd. Notes	1.88	4/15/18	1,000,000	1,006,703
Ford Motor,
Sr. Unscd. Notes	4.75	1/15/43	500,000	502,304

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000	2,883,203
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	650,000	844,908
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	2,800,000	3,124,190
Lowe’s Cos.,
Sr. Unscd. Notes	6.65	9/15/37	850,000	1,161,352
Macy’s Retail Holdings,
Gtd. Notes	5.90	12/1/16	500,000	580,468
Macy’s Retail Holdings,
Gtd. Notes	6.38	3/15/37	830,000	1,006,825
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,255,252
NBCUniversal Media,
Gtd. Notes	5.15	4/30/20	1,500,000	1,819,950
News America,
Gtd. Debs	7.75	12/1/45	100,000	142,571
News America,
Gtd. Notes	6.20	12/15/34	250,000	309,252
News America,
Gtd. Notes	6.40	12/15/35	1,000,000	1,275,017
News America,
Gtd. Notes	6.65	11/15/37	360,000	466,148
News America,
Gtd. Notes	8.25	8/10/18	150,000	198,043
Nike,
Sr. Unscd. Notes	2.25	5/1/23	300,000	300,534
Nike,
Sr. Unscd. Notes	3.63	5/1/43	300,000	296,638
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000	2,781,707
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000	395,545
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	901,631
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000	468,478

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
Target,
Sr. Unscd. Notes	7.00	1/15/38	228,000	335,766
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	986,585
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000	1,558,187
Time Warner,
Sr. Unscd. Notes	4.75	3/29/21	1,500,000	1,744,213
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000	423,818
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000	641,840
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	3,000,000	3,941,757
Time Warner Cos.,
Gtd. Debs.	6.95	1/15/28	325,000	429,467
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000	1,800,360
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	299,476
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	4,100,000	4,584,235
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000	730,431
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	635,000	891,697
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	219,109
Wyndham Worldwide,
Sr. Unscd. Notes	2.50	3/1/18	500,000	504,622
Wyndham Worldwide,
Sr. Unscd. Notes	3.90	3/1/23	500,000	510,829
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000	872,186
Yum! Brands,
Sr. Unscd. Notes	6.88	11/15/37	650,000	865,300
				55,206,792

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Staples—1.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,596,438
Altria Group,
Gtd. Notes	9.95	11/10/38	650,000	1,086,645
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000	1,074,194
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000	172,946
Anheuser-Busch Inbev Finance,
Gtd. Notes	0.80	1/15/16	500,000	502,499
Anheuser-Busch Inbev Finance,
Gtd. Notes	2.63	1/17/23	500,000	507,508
Anheuser-Busch Inbev Finance,
Gtd. Notes	4.00	1/17/43	300,000	306,997
Anheuser-Busch
Inbev Worldwide
Gtd. Notes	5.38	1/15/20	2,500,000	3,045,797
Archer-Daniels-Midland,
Sr. Unscd. Notes	5.45	3/15/18	130,000	155,340
Coca-Cola,
Sr. Unscd. Notes	3.30	9/1/21	2,000,000	2,195,282
Conagra Foods,
Sr. Unscd. Notes	1.30	1/25/16	500,000	504,929
Conagra Foods,
Sr. Unscd. Notes	1.90	1/25/18	500,000	509,711
ConAgra Foods,
Sr. Unscd. Notes	3.20	1/25/23	290,000	297,163
ConAgra Foods,
Sr. Unscd. Notes	4.65	1/25/43	300,000	316,481
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	464,141
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000	861,431
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000	139,292
Diageo Investment,
Gtd. Notes	4.25	5/11/42	1,000,000	1,070,082

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Staples (continued)
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	200,000	250,982
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000	1,518,188
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000	475,606
Kraft Foods Group,
Sr. Unscd. Notes	2.25	6/5/17	490,000	510,009
Kraft Foods Group,
Sr. Unscd. Notes	3.50	6/6/22	490,000	523,446
Kraft Foods Group,
Sr. Unscd. Notes	5.00	6/4/42	400,000	455,117
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	1,049,836
Mondelez International,
Sr. Unscd. Notes	6.13	2/1/18	975,000	1,171,171
Mondelez International,
Sr. Unscd. Notes	6.50	2/9/40	365,000	495,006
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000	728,792
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000	1,123,925
PepsiCo,
Sr. Unscd. Notes	0.70	8/13/15	1,000,000	1,002,574
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000	1,334,275
Philip Morris International,
Sr. Unscd. Notes	4.50	3/20/42	650,000	699,857
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	916,408
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	202,034
SYSCO,
Gtd. Notes	5.38	9/21/35	350,000	429,157
				28,693,259
Energy—2.4%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	402,772
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	192,345

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000		475,590
Baker Hughes,
Sr. Unscd. Notes	5.13	9/15/40	1,000,000		1,215,067
BP Capital Markets,
Gtd. Notes	2.50	11/6/22	800,000		798,654
BP Capital Markets,
Gtd. Notes	3.20	3/11/16	1,000,000		1,068,995
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000		372,818
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000		1,471,252
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000		644,483
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000		1,389,974
ConocoPhillips Holding,
Sr. Unscd. Notes	6.95	4/15/29	125,000		174,037
Devon Energy,
Sr. Unscd. Notes	5.60	7/15/41	650,000		751,501
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000		382,733
Enbridge Energy Partners,
Sr. Unscd. Notes	5.50	9/15/40	720,000		781,586
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000		787,305
Energy Transfer Partners,
Sr. Unscd. Notes	3.60	2/1/23	1,000,000	[b]	1,022,626
Energy Transfer Partners,
Sr. Unscd. Notes	5.15	2/1/43	500,000		523,507
Enterprise Products Operating,
Gtd. Notes	4.45	2/15/43	750,000		762,682
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000		1,064,970
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	1,925,000		2,316,537
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000		1,519,002
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000		235,939

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000		1,565,593
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000		768,682
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	3.50	9/1/23	500,000	[b]	519,832
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	4.15	3/1/22	1,000,000		1,091,819
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.00	3/1/43	300,000		323,403
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000		1,421,005
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000		464,024
Marathon Oil,
Sr. Unscd. Notes	5.90	3/15/18	500,000		598,116
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000		459,636
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000		1,606,956
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000		152,767
Nexen,
Sr. Unscd. Notes	7.50	7/30/39	1,000,000		1,488,491
Occidental Petroleum,
Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000		1,948,343
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000		217,037
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000		629,882
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000		78,033
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000		2,222,489
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000		441,400
Petrobras International Finance,
Gtd. Notes	2.88	2/6/15	500,000		511,745
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	2,500,000		2,773,167

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000	714,077
Plains All American Pipeline,
Sr. Unscd. Notes	6.13	1/15/17	525,000	616,768
Shell International Finance,
Gtd. Notes	4.30	9/22/19	2,600,000	3,030,867
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	717,273
Spectra Energy Capital,
Gtd. Notes	8.00	10/1/19	225,000	297,832
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000	1,939,995
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,236,314
Sunoco Logistics Partners
Operations, Gtd. Notes	3.45	1/15/23	200,000	202,741
Sunoco Logistics Partner Operations
Gtd. Notes	4.95	1/15/43	200,000	205,403
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	235,980
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000	540,956
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000	102,157
TransCanada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	983,320
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	250,677
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	97,143
Transocean,
Gtd. Notes	7.50	4/15/31	875,000	1,072,199
Valero Energy,
Gtd. Notes	6.63	6/15/37	1,115,000	1,408,107
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	226,005
Weatherford International,
Gtd. Notes	6.75	9/15/40	1,000,000	1,171,419
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	800,000	977,979

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	959,581
				54,623,588
Financial—7.1%
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000	435,433
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	132,109
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	218,090
Allstate,
Sr. Unscd. Notes	7.45	5/16/19	650,000	859,030
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000	840,408
American Express,
Sr. Unscd. Notes	7.00	3/19/18	500,000	627,719
American International Group,
Sr. Unscd. Notes	4.88	6/1/22	1,400,000	1,615,636
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	683,897
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	1,175,483
American International Group,
Sr. Unscd. Notes	8.25	8/15/18	2,100,000	2,729,349
AXA,
Sub. Bonds	8.60	12/15/30	165,000	213,230
Bank of America,
Sr. Unscd. Notes	1.25	1/11/16	1,000,000	1,000,971
Bank of America,
Sr. Unscd. Notes	3.30	1/11/23	1,000,000	1,014,921
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000	371,437
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	250,000	262,555
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000	649,154
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	965,000	1,121,504
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000	2,850,769

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Bank of America,
Sub. Notes	7.80	9/15/16	235,000	275,522
Bank of Montreal,
Sr. Unscd. Notes	2.50	1/11/17	1,000,000	1,049,981
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000	1,629,871
BB&T,
Sub. Notes	4.90	6/30/17	150,000	169,556
BB&T,
Sub. Notes	5.20	12/23/15	300,000	332,598
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000	110,383
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000	648,418
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000	336,577
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	569,608
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	1,988,802
Berkshire Hathaway Finance,
Gtd. Notes	5.75	1/15/40	675,000	838,552
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000	596,329
BNP Paribas,
Gtd. Notes	5.00	1/15/21	1,400,000	1,607,771
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	1,400,000	1,698,700
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	542,794
Capital One Financial Company,
Sr. Unscd. Notes	4.75	7/15/21	730,000	839,392
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	715,080
Citigroup,
Sr. Unscd. Debs.	6.63	1/15/28	100,000	125,758
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	5,385,000	6,410,234
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000	957,882

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Citigroup,
Sub. Notes	4.05	7/30/22	500,000	520,734
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000	3,387,437
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	664,542
Citigroup,
Unscd. Notes	8.50	5/22/19	760,000	1,023,636
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	115,148
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	1,007,929
Discover Bank,
Sr. Unscd. Notes	2.00	2/21/18	500,000	505,656
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	107,963
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000	1,437,516
Ford Motor Credit,
Sr. Unscd. Notes	2.38	1/16/18	500,000	502,699
Ford Motor Credit,
Sr. Unscd. Notes	5.88	8/2/21	1,500,000	1,753,203
General Electric Capital,
Sr. Unscd. Notes	1.00	1/8/16	1,000,000	1,005,743
General Electric Capital,
Sr. Unscd. Notes	3.10	1/9/23	1,000,000	1,016,754
General Electric Capital,
Sr. Unscd. Notes	4.65	10/17/21	1,400,000	1,602,857
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	416,122
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000	1,174,953
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,589,607
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	2,000,000	2,432,176
General Electric Capital,
Sr. Unscd. Notes	6.15	8/7/37	850,000	1,059,067
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,000,000	1,311,747

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Goldman Sachs Capital I,
Gtd. Cap. Secs	6.35	2/15/34	350,000	369,469
Goldman Sachs Group,
Sr. Unscd. Notes	3.63	1/22/23	1,000,000	1,039,469
Goldman Sachs Group,
Sr. Unscd. Notes	3.70	8/1/15	6,000,000	6,348,132
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000	569,986
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000	804,269
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000	223,717
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000	2,301,864
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000	1,262,518
HCP,
Sr. Unscd. Notes	5.38	2/1/21	1,500,000	1,782,113
Host Hotels & Resorts,
Sr. Unscd. Notes	6.00	10/1/21	500,000	585,937
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000	2,930,907
HSBC Holdings,
Sr. Unscd. Notes	5.10	4/5/21	1,500,000	1,782,249
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,705,616
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	704,967
Intesa Sanpaolo,
Sr. Unscd. Notes	3.13	1/15/16	500,000	500,140
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000	214,000
Jefferies Group,
Sr. Unscd. Debs.	6.45	6/8/27	35,000	39,415
Jefferies Group,
Sr. Unscd. Notes	5.13	1/20/23	500,000	543,618
John Deere Capital,
Sr. Unscd. Notes	3.15	10/15/21	1,900,000	2,038,478
JP Morgan Chase Bank,
Sub. Notes	6.00	10/1/17	150,000	177,626

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.15	7/5/16	1,500,000		1,595,929
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.20	1/25/23	1,000,000		1,026,952
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	700,000		734,775
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	500,000		596,634
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	1,500,000		1,848,741
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000		860,780
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000		2,676,114
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	3,950,000		4,297,375
KeyBank,
Sub. Notes	6.95	2/1/28	100,000		126,186
Keycorp,
Sr. Unscd. Notes	3.75	8/13/15	1,000,000		1,065,601
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000		1,176,330
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000		336,223
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000	[b]	595,005
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,961,139
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	4/25/18	2,640,000		3,212,904
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		184,473
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		639,972
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000		1,840,650
Morgan Stanley,
Notes	5.45	1/9/17	1,100,000		1,237,707

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Morgan Stanley,
Notes	5.75	10/18/16	175,000	197,867
Morgan Stanley,
Sr. Unscd. Notes	1.75	2/25/16	500,000	503,934
Morgan Stanley,
Sr. Unscd. Notes	3.75	2/25/23	500,000	519,987
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	2,700,000	3,240,265
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000	399,816
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000	1,630,343
National Australia Bank,
Sr. Unscd. Notes	2.00	3/9/15	490,000	503,003
National City,
Sub. Notes	6.88	5/15/19	600,000	747,946
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000	1,312,546
Nomura Holdings,
Sr. Unscd. Notes	6.70	3/4/20	1,600,000	1,951,197
Oesterreichische
Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	1,678,513
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000	249,004
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	291,619
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	130,183
ProLogis,
Gtd. Notes	6.88	3/15/20	1,400,000	1,736,802
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	265,171
Rabobank Nederland,
Bank Gtd. Notes	3.38	1/19/17	5,000,000	5,389,225
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	115,220

The Fund 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000		230,449
Royal Bank of Canada,
Sr. Notes	2.63	12/15/15	1,000,000		1,050,729
Royal Bank of Scotland Group,
Sr. Unscd. Notes	2.55	9/18/15	1,000,000		1,030,653
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	2,000,000		2,278,968
SLM,
Sr. Notes	6.25	1/25/16	500,000		545,625
SLM,
Sr. Unscd. Notes	8.00	3/25/20	760,000		881,434
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000		478,149
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000		522,081
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		237,573
Sumitomo Mitsui Banking,
Bank Gtd. Notes	0.90	1/18/16	500,000		500,359
Sumitomo Mitsui Banking,
Bank Gtd. Notes	1.50	1/18/18	390,000	[b]	391,715
Sumitomo Mitsui Banking,
Bank Gtd. Notes	3.00	1/18/23	290,000		298,631
Swiss Re Solutions Holding,
Sr. Unscd. Notes	7.00	2/15/26	150,000		197,877
Toyota Motor Credit,
Sr. Unscd. Notes	0.88	7/17/15	1,000,000		1,007,202
Toyota Motor Credit,
Sr. Unscd. Notes	2.63	1/10/23	1,000,000		1,010,675
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000		1,078,667
U.S. Bancorp,
Sr. Unscd. Notes	3.00	3/15/22	1,400,000		1,467,288
UBS,
Sr. Unscd. Notes	4.88	8/4/20	293,000		343,339
UBS AG/Stamford,
Sr. Sub. Notes	5.88	7/15/16	75,000		84,278
UBS AG/Stamford,
Sr. Unscd. Notes	5.88	12/20/17	442,000		526,589

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Unilever Capital,
Gtd. Notes	5.90	11/15/32	250,000	341,851
US Bank NA/Cincinnati,
Sub. Notes	4.95	10/30/14	45,000	47,829
Ventas Realty,
Gtd. Notes	2.70	4/1/20	1,000,000	1,017,745
Wachovia,
Sr. Unscd. Notes	5.75	6/15/17	1,850,000	2,172,179
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000	1,314,241
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	211,212
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	565,821
Wells Fargo & Co.,
Sr. Unscd. Notes	1.50	1/16/18	500,000	502,423
Wells Fargo & Co.,
Sub. Notes, Ser. M	3.45	2/13/23	500,000	511,252
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000	2,775,640
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	996,075
Westpac Banking,
Sr. Unscd. Notes	4.88	11/19/19	1,700,000	2,011,790
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	554,063
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	383,587
XL Group,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000	1,748,981
				162,998,583
Foreign/Governmental—4.4%
Asian Development Bank,
Sr. Unscd. Notes	1.88	10/23/18	1,750,000	1,837,617
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	3,500,000	3,593,720
Brazilian Government,
Sr. Unscd. Bonds	4.88	1/22/21	500,000	598,000
Brazilian Government,
Sr. Unscd. Bonds	5.63	1/7/41	650,000	818,025

The Fund 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,659,305
Brazilian Government,
Sr. Unscd. Bonds	7.13	1/20/37	575,000		846,687
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	500,000		894,500
Colombian Government,
Sr. Unscd. Bonds	6.13	1/18/41	500,000		675,000
Colombian Government,
Sr. Unscd. Notes	7.38	3/18/19	2,000,000		2,608,000
European Bank for
Reconstruction and Development,
Sr. Unscd. Notes	1.00	2/16/17	2,000,000		2,032,798
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		386,068
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000		4,346,242
European Investment Bank,
Sr. Unscd. Notes	1.13	8/15/14	7,800,000	[b]	7,887,539
European Investment Bank,
Sr. Unscd. Notes	2.88	9/15/20	2,000,000	[b]	2,176,628
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		522,564
Finnish Government,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		34,762
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000		634,491
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	2,000,000		2,334,966
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		173,120
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	2.13	3/15/16	2,400,000		2,520,401
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	5.00	4/1/16	700,000		792,833
International Bank for
Reconstruction and
Development, Unsub. Bonds	7.63	1/19/23	700,000		1,061,465

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
International Finance,
Sr. Unscd. Notes	2.13	11/17/17	2,100,000		2,228,434
Italian Government,
Sr. Unscd. Notes	4.50	1/21/15	50,000	[b]	52,283
Italian Government,
Sr. Unscd. Notes	5.25	9/20/16	155,000		167,499
Italian Government,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000		1,588,787
Italian Government,
Sr. Unscd. Notes	5.38	6/15/33	550,000		592,940
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	610,000		742,211
Japan Bank for
International Cooperation,
Sr. Unscd. Notes	2.50	5/18/16	4,800,000		5,090,477
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000	[b]	2,930,017
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000		1,266,440
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	3,600,000		4,246,531
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000		1,432,194
KFW,
Govt Gtd. Notes	4.88	6/17/19	2,000,000		2,433,294
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		708,563
Korea Development Bank,
Sr. Unscd. Notes	3.88	5/4/17	2,500,000		2,709,950
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes	1.88	9/17/18	2,100,000		2,196,468
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	950,000		1,108,090
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	2,000,000		2,316,000
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	1,200,000		1,479,000
Mexican Government,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000		1,879,350

The Fund 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Panamanian Government,
Sr. Unscd. Bonds	6.70	1/26/36	700,000		977,550
Peruvian Government,
Sr. Unscd. Bonds	6.55	3/14/37	870,000		1,246,275
Petroleos Mexicanos,
Gtd. Notes	4.88	3/15/15	500,000		537,660
Petroleos Mexicanos,
Gtd. Notes	5.50	6/27/44	500,000		548,750
Petroleos Mexicanos,
Gtd. Notes	6.00	3/5/20	500,000		604,500
Polish Government,
Sr. Unscd. Notes	5.00	3/23/22	1,400,000		1,638,070
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	1,450,000		1,801,045
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	925,000		1,306,242
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		14,262
Province of Manitoba Canada,
Debs.	8.88	9/15/21	450,000		671,823
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,645,649
Province of Ontario Canada,
Sr. Unscd. Bonds	4.10	6/16/14	3,000,000		3,128,835
Province of Ontario Canada,
Sr. Unscd. Notes	4.75	1/19/16	990,000		1,102,383
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,150,156
Province of Quebec Canada,
Bonds	5.13	11/14/16	725,000		837,337
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		285,471
Province of Quebec Canada,
Sr. Unscd. Notes	4.60	5/26/15	700,000		759,598
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	550,000		839,371
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000		210,007

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000		1,296,698
South African Government,
Sr. Unscd. Notes	6.50	6/2/14	170,000		180,438
South African Government,
Sr. Unscd. Notes	6.88	5/27/19	2,100,000		2,630,250
Uruguayan Government,
Sr. Unscd. Bonds	7.63	3/21/36	300,000		455,550
					99,471,179
Health Care—2.2%
Abbvie,
Gtd. Notes	1.20	11/6/15	1,000,000	[c]	1,008,518
Abbvie,
Gtd. Notes	2.90	11/6/22	3,000,000	[c]	3,067,746
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000		397,956
Amgen,
Sr. Unscd. Notes	4.10	6/15/21	2,000,000		2,250,054
Amgen,
Sr. Unscd. Notes	5.15	11/15/41	600,000		690,449
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000		473,222
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000		700,569
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	200,000		274,767
Becton Dickinson,
Sr. Unscd. Notes	3.13	11/8/21	1,900,000		2,014,526
Boston Scientific,
Sr. Unscd. Notes	6.00	1/15/20	1,700,000		2,009,645
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000		553,728
Cardinal Health,
Sr. Unscd. Notes	1.70	3/15/18	600,000		602,707
Cardinal Health,
Sr. Unscd. Notes	3.20	3/15/23	500,000		509,321
Cardinal Health,
Sr. Unscd. Notes	4.60	3/15/43	300,000		308,524

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Cigna,
Sr. Unscd. Notes	4.50	3/15/21	1,900,000		2,159,624
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000		709,430
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		952,367
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		284,820
Express Scripts,
Gtd. Notes	3.13	5/15/16	2,400,000		2,542,152
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		898,232
GlaxoSmithKline Capital,
Gtd. Bonds	6.38	5/15/38	1,000,000		1,377,957
Health Care REIT,
Sr. Unscd. Notes	5.25	1/15/22	1,400,000		1,627,926
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000		211,533
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		649,952
Medco Health Solutions,
Sr. Unscd. Notes	7.13	3/15/18	1,500,000		1,874,278
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	980,329
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000		205,237
Novartis Securities Investment,
Gtd. Notes	5.13	2/10/19	1,400,000		1,679,195
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		3,026,086
Quest Diagnostic,
Gtd. Notes	3.20	4/1/16	2,500,000		2,620,377
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		550,300
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		62,219
Sanofi,
Sr. Unscd. Notes	4.00	3/29/21	1,400,000		1,590,030

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
St. Jude Medical,
Sr. Unscd. Notes	3.25	4/15/23	500,000		515,986
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		112,014
Teva Pharmaceutical Finance II,
Gtd. Notes	3.00	6/15/15	3,400,000		3,562,092
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		317,421
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		1,129,568
Wellpoint,
Sr. Unscd. Notes	3.13	5/15/22	1,700,000		1,739,717
WellPoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000		1,069,064
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000		416,994
WellPoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000		76,758
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000		263,485
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000		277,826
Zoetis,
Sr. Unscd. Notes	1.15	2/1/16	500,000	[c]	502,931
Zoetis,
Sr. Unscd. Notes	1.88	2/1/18	500,000	[c]	506,184
					49,353,816
Industrial—1.3%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000		999,743
ADT,
Sr. Unscd. Notes	2.25	7/15/17	800,000	[c]	810,820
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000		2,476,572
Burlington North Santa FE,
Sr. Unscd. Notes	4.45	3/15/43	600,000		632,780
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	6.15	5/1/37	650,000		843,160

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrial (continued)
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000	137,301
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000	142,996
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	141,565
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000	496,420
Caterpillar,
Sr. Unscd. Notes	2.60	6/26/22	2,300,000	2,364,582
CSX,
Sr. Unscd. Notes	4.75	5/30/42	1,200,000	1,297,229
CSX,
Sr. Unscd. Notes	6.25	4/1/15	35,000	38,641
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	1,180,247
Illinois Tool Works,
Sr. Unscd. Notes	3.90	9/1/42	1,000,000	1,003,966
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	581,560
Norfolk Southern,
Sr. Unscd. Bonds, Ser. WI	4.84	10/1/41	1,200,000	1,350,403
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	2,000	2,468
Northrop Grumman Systems,
Gtd. Debs.	7.75	2/15/31	1,100,000	1,595,003
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	210,915
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000	961,729
Ryder System,
Sr. Unscd. Notes	2.35	2/26/19	500,000	504,741
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	325,000	441,545
Union Pacific,
Sr. Unscd. Notes	2.75	4/15/23	400,000	409,950
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	1,600,000	1,733,784
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000	589,418

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
United Parcel
Service of America,
Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	14,985
United Technologies,
Sr. Unscd. Notes	3.10	6/1/22	2,100,000		2,238,682
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000		2,989,272
United Technologies,
Sr. Unscd. Notes	5.70	4/15/40	650,000		847,034
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000		69,136
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000		71,430
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000		1,761,878
Waste Management,
Gtd. Notes	7.00	7/15/28	150,000		205,025
					29,144,980
Information Technology—.7%
Arrow Electronics,
Sr. Unscd. Notes	3.00	3/1/18	500,000		512,367
Arrow Electronics,
Sr. Unscd. Notes	4.50	3/1/23	500,000		515,696
Dell,
Sr. Unscd. Notes	6.50	4/15/38	1,000,000	[b]	975,040
Ebay,
Sr. Unscd. Notes	4.00	7/15/42	700,000		662,220
Google,
Sr. Unscd. Notes	3.63	5/19/21	300,000		336,530
Hewlett-Packard,
Sr. Unscd. Notes	2.35	3/15/15	1,000,000		1,022,167
Hewlett-Packard,
Sr. Unscd. Notes	3.00	9/15/16	1,000,000		1,034,603
Hewlett-Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		632,861
Hewlett-Packard,
Sr. Unscd. Notes	6.00	9/15/41	750,000		762,598
Intel,
Sr. Unscd. Notes	3.30	10/1/21	2,100,000		2,239,847

The Fund 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Information Technology (continued)
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000	322,853
International Business Machines,
Sr. Unscd. Notes	0.75	5/11/15	2,000,000	2,015,054
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000	782,918
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000	719,175
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000	419,203
Microsoft,
Sr. Unscd. Debs.	5.20	6/1/39	688,000	842,961
Microsoft,
Sr. Unscd. Notes	4.20	6/1/19	1,000,000	1,152,943
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000	1,432,692
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000	181,715
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000	689,560
				17,253,003
Materials—1.1%
Airgas,
Sr. Unscd. Notes	2.38	2/15/20	500,000	503,862
Alcoa,
Sr. Unscd. Notes	5.40	4/15/21	500,000	523,657
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000	660,981
Avery Dennison,
Sr. Unscd. Notes	3.35	4/15/23	1,000,000	1,009,928
Barrick PD Australia Finance,
Gtd. Notes	5.95	10/15/39	1,300,000	1,366,604
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,700,000	2,167,682
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000	2,294,998
Dow Chemical,
Sr. Unscd. Notes	9.40	5/15/39	700,000	1,159,481
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	6.00	7/15/18	560,000	691,818

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Materials (continued)
E.I. du Pont de Nemours,
Sr. Unscd. Notes	2.80	2/15/23	500,000	514,691
E.I. du Pont de Nemours,
Sr. Unscd. Notes	4.15	2/15/43	300,000	317,671
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000	2,193,951
Ecolab,
Sr. Unscd. Notes	5.50	12/8/41	650,000	786,540
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	2,065,010
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000	160,674
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000	1,114,720
Rio Tinto Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000	484,443
Rio Tinto Finance USA,
Gtd. Notes	5.20	11/2/40	1,000,000	1,160,907
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000	2,247,538
Teck Resources,
Gtd. Notes	6.25	7/15/41	1,300,000	1,413,698
Vale Canada,
Sr. Unscd. Bonds	7.20	9/15/32	100,000	119,730
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	591,336
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	1,073,184
Xstrata Canada,
Gtd. Notes	5.50	6/15/17	165,000	187,338
				24,810,442
Municipal Bonds—.8%
Bay Area Toll Authority,
San Francisco Bay Area
Toll Bridge Revenue
(Build America Bonds)	6.26	4/1/49	1,000,000	1,416,850
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000	904,786

The Fund 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
California,
GO (Various Purpose)	7.50	4/1/34	1,000,000		1,440,180
California,
GO (Various Purpose)	7.55	4/1/39	1,600,000		2,394,288
California,
GO (Various Purpose)	3.95	11/1/15	400,000		434,064
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	2.11	7/1/18	500,000		503,830
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	3,630,000		3,645,827
Los Angeles Unified School District,
GO (Build America Bonds)	5.75	7/1/34	1,600,000		2,026,096
Metropolitan Transportation
Authority, Dedicated
Tax Funds Bonds	7.34	11/15/39	650,000		990,672
New Jersey Turnpike Authority,
Turnpike Revenue (Build
America Bonds)	7.41	1/1/40	780,000		1,184,110
New York State Dormitory
Authority, State Personal
Income Tax Revenue (General
Purpose) (Build America Bonds)	5.29	3/15/33	2,000,000		2,463,380
Port Authority of New York and
New Jersey (Consolidated
Bonds, 164th Series)	5.65	11/1/40	680,000		860,343
University of California Regents,
General Revenue	1.80	7/1/19	480,000		486,350
					18,750,776
Telecommunications—1.5%
America Movil SAB de CV,
Gtd. Notes	6.13	3/30/40	1,200,000		1,511,798
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	100,000		127,340
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	711,403
AT&T,
Sr. Unscd. Notes	2.50	8/15/15	2,000,000		2,078,800
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	250,000		265,514

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	1,500,000		1,700,028
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,890,294
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		120,406
BellSouth Telecommunications,
Sr. Unscd. Debs.	6.38	6/1/28	550,000		684,007
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		694,465
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	175,000	[a]	282,492
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	850,000		1,140,521
Cisco Systems,
Sr. Unscd. Notes	4.45	1/15/20	1,000,000		1,166,533
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		568,393
Cisco Systems,
Sr. Unscd. Notes	5.50	1/15/40	400,000		498,864
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,342,293
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	1,250,000		1,379,456
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	945,000	[a]	1,427,331
GTE,
Gtd. Debs.	6.94	4/15/28	100,000		132,571
Koninklijke KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		335,753
Motorola Solutions,
Sr. Unscd. Debs.	7.50	5/15/25	1,450,000		1,939,207
Pacific-Bell Telephone,
Gtd. Bonds	7.13	3/15/26	310,000		410,372
Qwest,
Sr. Unscd. Debs.	6.88	9/15/33	330,000		334,125
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000		3,134,064

The Fund 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000		106,855
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000		202,663
Telefonica Emisiones,
Gtd. Notes	3.19	4/27/18	1,000,000		1,013,318
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000		1,338,670
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	1,900,000		2,023,608
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000		1,768,843
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000		663,491
Verizon Global Funding,
Sr. Unscd. Notes	7.75	12/1/30	690,000		962,763
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	250,000		308,747
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000		644,017
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000		179,404
Vodefone Group,
Sr. Unscd. Notes	1.50	2/19/18	500,000		502,238
					33,590,647
U.S. Government Agencies—4.8%
Federal Farm Credit Bank,
Bonds	0.73	8/15/16	205,000		205,352
Federal Home Loan Bank,
Bonds	0.38	7/30/15	415,000		415,222
Federal Home Loan Bank,
Bonds	0.45	12/28/15	500,000		500,233
Federal Home Loan Bank,
Bonds	1.38	5/28/14	6,000,000		6,079,302
Federal Home Loan Bank,
Bonds	2.75	3/13/15	2,800,000		2,930,469
Federal Home Loan Bank,
Bonds	4.75	12/16/16	1,000,000	[b]	1,154,782
Federal Home Loan Bank,
Bonds, Ser. 1	4.88	5/17/17	2,000,000		2,347,558

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Bank,
Bonds	5.00	11/17/17	2,600,000		3,102,733
Federal Farm Credit Bank,
Bonds	5.13	8/25/16	1,200,000		1,385,671
Federal Home Loan Bank,
Bonds, Ser. 656	5.38	5/18/16	320,000		368,559
Federal Home Loan Bank,
Bonds	5.50	8/13/14	300,000		320,814
Federal Home Loan Bank,
Bonds	5.50	7/15/36	480,000		663,993
Federal Home Loan Bank,
Bonds	5.63	6/11/21	1,200,000		1,573,115
Federal Home Loan Mortgage Corp.,
Bonds	4.50	10/1/40	7,247,528	[d]	7,768,231
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[d]	607,710
Federal Home Loan Mortgage Corp.,
Notes	0.32	4/29/15	1,500,000	[d]	1,500,551
Federal Home Loan Mortgage Corp.,
Notes	0.40	8/20/15	1,500,000	[d]	1,500,197
Federal Home Loan Mortgage Corp.,
Notes	0.42	9/18/15	850,000	[d]	850,740
Federal Home Loan Mortgage Corp.,
Notes	0.70	10/25/16	1,150,000	[d]	1,151,947
Federal Home Loan Mortgage Corp.,
Notes	1.00	8/27/14	4,000,000	[d]	4,046,624
Federal Home Loan Mortgage Corp.,
Notes	1.00	9/29/17	3,000,000	[b,d]	3,039,693
Federal Home Loan Mortgage Corp.,
Notes	2.00	8/25/16	2,000,000	[d]	2,102,230
Federal Home Loan Mortgage Corp.,
Notes	2.25	3/13/20	415,000	[d]	421,664
Federal Home Loan Mortgage Corp.,
Notes	2.38	1/13/22	2,600,000	[d]	2,739,186
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	5,500,000	[d]	5,757,719
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	1,600,000	[d]	1,850,472
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,164,093

The Fund 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[b,d]	1,502,510
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	962,667
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[b,d]	870,709
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[b,d]	778,846
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,401,598
Federal Home Loan Mortgage Corp.,
Notes	6.00	5/15/32	650,000	[d,e]	707,485
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,496,323
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,412,294
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,942,745
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d,f]	2,328,089
Federal National Mortgage
Association, Notes	0.38	12/21/15	2,500,000	[d]	2,501,878
Federal National Mortgage
Association, Notes	0.50	3/28/16	500,000	[d]	501,140
Federal National Mortgage
Association, Notes	0.50	11/27/15	1,800,000	[d]	1,802,282
Federal National Mortgage
Association, Notes	0.55	2/27/15	1,000,000	[d]	1,003,260
Federal National Mortgage
Association, Notes	0.57	4/18/16	1,000,000	[d]	1,001,253
Federal National Mortgage
Association, Notes	0.63	2/22/16	835,000	[d]	835,224
Federal National Mortgage
Association, Notes	0.88	2/8/18	3,000,000	[d]	3,017,616
Federal National Mortgage
Association, Notes	1.00	2/15/18	700,000	[d]	700,073
Federal National Mortgage
Association, Notes	1.13	3/28/18	415,000	[d]	416,650

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	1.25	1/30/17	4,500,000	[b,d]	4,622,513
Federal National Mortgage
Association, Notes	1.63	10/26/15	5,700,000	[d]	5,882,149
Federal National Mortgage
Association, Notes	2.63	11/20/14	4,800,000	[b,d]	4,983,274
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	934,052
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[d]	1,596,648
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	218,521
Federal National Mortgage
Association, Notes	5.00	3/15/16	1,240,000	[d]	1,404,062
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,421,194
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,489,476
Financing (FICO),
Scd. Bonds	8.60	9/26/19	40,000		57,972
Financing (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000		742,664
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		895,276
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000		236,652
Tennessee Valley Authority,
Notes	5.25	9/15/39	1,200,000		1,540,814
					108,756,769
U.S. Government Agencies/
Mortgage-Backed—29.0%
Federal Home Loan Mortgage Corp;:
2.50%			3,000,000	[d,e]	3,128,906
2.50%, 10/1/27—3/1/28			7,890,972	[d]	8,256,424
3.00%, 12/1/25—10/1/42			30,034,354	[d]	30,434,195
3.50%, 6/1/19—8/1/42			27,295,348	[d]	29,054,346
4.00%, 8/1/18—1/1/42			24,515,791	[d]	26,159,870
4.50%, 2/1/18—4/1/41			21,574,411	[d]	23,121,670

TheF und 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp;:
5.00%, 12/1/17—1/1/40	21,507,043	[d]	23,136,555
5.50%, 8/1/16—1/1/40	15,573,404	[d]	16,894,846
6.00%, 12/1/13—7/1/39	8,904,237	[d]	9,727,170
6.50%, 3/1/14—3/1/39	5,132,311	[d]	5,853,330
7.00%, 9/1/15—7/1/37	238,840	[d]	277,251
7.50%, 8/1/16—11/1/33	84,892	[d]	100,226
8.00%, 2/1/17—10/1/31	53,077	[d]	63,323
8.50%, 10/1/18—6/1/30	1,840	[d]	2,101
Federal National Mortgage Association:
2.50%	13,100,000	[d,e]	13,626,891
3.00%	20,300,000	[d,e]	21,224,828
4.50%	1,050,000	[d,e]	1,153,922
2.50%, 7/1/27	5,885,257	[d]	6,161,496
3.00%, 10/1/26—10/1/42	28,432,974	[d]	29,944,802
3.50%, 1/20/25—7/1/42	49,417,974	[d]	52,691,248
4.00%, 9/1/18—2/1/42	47,974,656	[d]	51,373,150
4.50%, 4/1/18—11/1/40	44,346,485	[d]	47,922,107
5.00%, 11/1/17—6/1/40	30,379,494	[d]	33,036,710
5.50%, 2/1/14—12/1/38	23,685,102	[d]	25,833,400
6.00%, 3/1/14—11/1/38	14,133,847	[d]	15,522,705
6.50%, 10/1/14—9/1/38	3,822,767	[d]	4,300,796
7.00%, 3/1/14—3/1/38	711,671	[d]	816,818
7.50%, 8/1/15—6/1/31	101,553	[d]	117,466
8.00%, 6/1/15—8/1/30	27,738	[d]	32,372
8.50%, 9/1/15—7/1/30	12,754	[d]	13,598
9.00%, 10/1/30	2,142	[d]	2,285
Government National Mortgage Association I:
2.50%	1,000,000	[e]	1,019,844
3.00%	12,400,000	[e]	13,071,094
3.50%	16,000,000	[e]	17,344,376
4.00%	5,800,000	[e]	6,298,796
4.50%	9,500,000	[e]	10,410,828
2.00%, 10/20/42—1/20/43	1,972,094	[a]	2,065,507
2.50%, 2/15/28—1/20/43	2,721,866	[a]	2,863,336
3.00%, 7/20/42	1,600,283	[a]	1,707,561
3.50%, 1/15/42—2/15/42	16,643,502		18,163,404
4.00%, 2/15/41—3/15/41	19,044,824		21,090,006
4.50%, 1/15/19—2/15/41	24,898,698		27,200,921
5.00%, 1/15/17—4/15/40	22,965,766		25,236,486
5.50%, 9/15/20—11/15/38	7,924,576		8,675,632

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
6.00%, 10/15/13—4/15/39	7,248,391		8,203,468
6.50%, 2/15/24—2/15/39	1,528,184		1,755,023
7.00%, 2/15/22—8/15/32	143,497		169,985
7.50%, 10/15/14—11/15/30	87,710		100,079
8.00%, 2/15/17—3/15/32	24,722		29,581
8.25%, 6/15/27	2,111		2,278
8.50%, 10/15/26	10,427		12,264
9.00%, 2/15/22—2/15/23	9,825		10,107
Government National Mortgage Association II:
3.00%, 11/20/27—3/20/43	7,993,447		8,515,347
3.50%, 5/20/34—4/20/43	4,021,168		4,366,899
5.50%, 4/20/35	1,000,000		1,097,656
6.50%, 2/20/28	1,164		1,402
8.50%, 7/20/25	958		1,127
Federal Home Loan Mortgage Corp;:
2.18%, 2/1/35	458,072	[a,d]	489,898
2.25%, 6/1/35	5,956	[a,d]	6,357
2.40%, 6/1/36	8,566	[a,d]	8,649
2.43%, 2/1/34	238,945	[a,d]	256,100
2.53%, 12/1/34	41,620	[a,d]	44,232
2.56%, 8/1/37	110,147	[a,d]	118,699
2.72%, 3/1/37	116,632	[a,d]	124,511
2.75%, 12/1/34	20,964	[a,d]	22,368
2.76%, 3/1/36	9,412	[a,d]	10,065
2.88%, 4/1/33	14,986	[a,d]	16,001
2.91%, 8/1/35	162,660	[a,d]	174,248
4.64%, 6/1/34	8,628	[a,d]	9,273
5.18%, 8/1/34	5,676	[a,d]	6,169
5.24%, 11/1/33	5,982	[a,d]	6,417
5.58%, 4/1/36	179,502	[a,d]	190,421
Federal National Mortgage Association:
2.25%, 6/1/34	217,635	[a,d]	233,020
2.25%, 12/1/35	10,134	[a,d]	10,727
2.25%, 11/1/36	162,946	[a,d]	172,932
2.32%, 12/1/36	33,140	[a,d]	33,864
2.34%, 2/1/37	4,197	[a,d]	4,501
2.40%, 11/1/32	14,334	[a,d]	15,282
2.41%, 1/1/35	239,255	[a,d]	258,977
2.44%, 11/1/36	32,723	[a,d]	34,911

The Fund 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)			Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
2.48%, 9/1/33	7,140	[a,d]		7,529
2.49%, 3/1/34	240,602	[a,d]		257,546
2.61%, 3/1/37	58,989		[a,d]	63,034
2.64%, 10/1/34	20,605	[a,d]		21,997
2.66%, 2/1/37	196,350	[a,d]		211,058
2.81%, 6/1/34	78,552		[a,d]	84,358
2.90%, 8/1/35	74,915	[a,d]		80,166
2.92%, 5/1/33	6,607	[a,d]		6,813
2.94%, 9/1/33	24,387	[a,d]		26,105
2.97%, 9/1/35	413,882	[a,d]		444,214
4.87%, 1/1/35	12,744		[a,d]	13,599
5.16%, 6/1/35	25,933	[a,d]		28,001
5.20%, 11/1/35	4,120	[a,d]		4,454
				662,894,310
U.S. Government Securities—36.8%
U.S. Treasury Bonds:
2.75%, 8/15/42	9,200,000	[b]		8,935,500
2.75%, 11/15/42	8,077,000	[b]		7,835,950
3.00%, 5/15/42	8,100,000	[b]		8,294,910
3.13%, 11/15/41	7,750,000			8,150,822
3.13%, 2/15/42	8,020,000	[b]		8,427,264
3.13%, 2/15/43	4,850,000	[b]		5,081,893
3.75%, 8/15/41	6,275,000	[b]		7,402,542
3.88%, 8/15/40	1,500,000	[b]		1,807,970
4.25%, 11/15/40	2,440,000	[b]		3,123,964
4.38%, 5/15/40	5,015,000			6,542,223
4.38%, 5/15/41	4,800,000	[b]		6,270,749
4.50%, 2/15/36	1,700,000			2,237,890
4.75%, 2/15/41	2,870,000	[b]		3,965,534
6.00%, 2/15/26	1,640,000	[b]		2,378,000
6.13%, 11/15/27	7,004,000			10,441,430
6.25%, 8/15/23	3,806,000	[b]		5,458,638
6.50%, 11/15/26	770,000			1,171,604
6.63%, 2/15/27	800,000	[b]		1,233,500
6.88%, 8/15/25	1,000,000			1,541,563
7.13%, 2/15/23	1,690,000			2,543,979
7.25%, 8/15/22	870,000			1,306,292
7.50%, 11/15/24	1,485,000	[b]		2,363,703
7.88%, 2/15/21	805,000			1,205,425
8.00%, 11/15/21	3,770,000			5,794,313
8.13%, 8/15/19	2,050,000	[b]		2,960,169
8.13%, 5/15/21	1,500,000			2,290,665

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
8.75%, 5/15/17	2,625,000		3,493,300
8.75%, 5/15/20	375,000	[b]	571,436
8.75%, 8/15/20	1,390,000	[b]	2,137,233
8.88%, 8/15/17	2,725,000	[b]	3,692,162
9.00%, 11/15/18	660,000		956,433
U.S. Treasury Notes:
0.25%, 6/30/14	10,100,000	[b]	10,112,625
0.25%, 8/31/14	10,000,000		10,012,110
0.25%, 9/30/14	12,800,000		12,814,502
0.25%, 12/15/14	16,800,000	[b]	16,816,414
0.25%, 5/15/15	8,400,000		8,405,905
0.25%, 7/15/15	7,440,000		7,443,489
0.25%, 8/15/15	7,400,000		7,401,739
0.25%, 9/15/15	6,195,000		6,195,483
0.25%, 10/15/15	4,300,000		4,299,329
0.25%, 12/15/15	12,500,000		12,491,213
0.25%, 4/15/16	3,055,000		3,050,228
0.38%, 4/15/15	8,102,000	[b]	8,127,951
0.38%, 6/15/15	7,000,000		7,022,421
0.38%, 11/15/15	13,600,000		13,636,122
0.50%, 7/31/17	5,000,000		4,992,580
0.63%, 7/15/14	15,300,000	[b]	15,387,256
0.63%, 8/31/17	11,700,000		11,739,312
0.63%, 9/30/17	7,800,000	[b]	7,820,108
0.63%, 11/30/17	40,000		40,066
0.63%, 4/30/18	6,294,000		6,279,247
0.75%, 6/15/14	8,331,000	[b]	8,387,951
0.75%, 6/30/17	9,387,000		9,476,468
0.75%, 10/31/17	7,600,000	[b]	7,657,593
0.75%, 12/31/17	100,000	[b]	100,641
0.75%, 2/28/18	7,320,000		7,359,462
0.75%, 3/31/18	7,300,000	[b]	7,333,076
0.88%, 1/31/18	776,000		784,973
1.00%, 5/15/14	948,000		956,518
1.00%, 8/31/16	3,600,000		3,675,096
1.00%, 9/30/16	9,000,000		9,189,144
1.00%, 10/31/16	3,700,000		3,777,759
1.00%, 3/31/17	9,000,000	[b]	9,184,221
1.00%, 6/30/19	200,000		200,969
1.00%, 8/31/19	3,200,000	[b]	3,207,750
1.00%, 11/30/19	7,300,000	[b]	7,296,007
1.25%, 8/31/15	8,017,000		8,205,528
1.25%, 9/30/15	9,000,000		9,217,971

The Fund 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.25%, 10/31/15	10,750,000		11,013,708
1.25%, 1/31/19	3,500,000		3,584,494
1.38%, 11/30/15	4,100,000	[b]	4,215,952
1.38%, 9/30/18	4,300,000		4,441,431
1.38%, 2/28/19	8,500,000		8,760,976
1.50%, 8/31/18	3,300,000		3,431,743
1.63%, 8/15/22	3,410,000	[b]	3,420,390
1.75%, 5/31/16	3,500,000		3,652,033
1.75%, 5/15/22	7,904,000	[b]	8,046,643
1.88%, 8/31/17	5,500,000		5,816,679
1.88%, 9/30/17	5,570,000		5,891,144
2.00%, 1/31/16	12,000,000		12,562,500
2.00%, 4/30/16	9,100,000		9,556,420
2.00%, 11/15/21	6,910,000	[b]	7,224,191
2.00%, 2/15/22	8,000,000		8,340,000
2.00%, 2/15/23	13,210,000	[b]	13,598,044
2.13%, 11/30/14	2,650,000		2,731,466
2.13%, 5/31/15	8,700,000		9,043,241
2.13%, 8/15/21	10,605,000	[b]	11,224,735
2.25%, 1/31/15	21,391,000	[b]	22,158,081
2.25%, 3/31/16	60,000		63,403
2.38%, 8/31/14	7,050,000	[b]	7,257,369
2.38%, 10/31/14	13,000,000		13,426,569
2.38%, 2/28/15	1,260,000	[b]	1,309,909
2.38%, 3/31/16	1,753,000		1,858,865
2.50%, 3/31/15	5,759,000		6,011,405
2.50%, 4/30/15	8,650,000	[b]	9,042,632
2.50%, 6/30/17	8,520,000	[b]	9,222,235
2.63%, 6/30/14	15,090,000		15,525,015
2.63%, 7/31/14	5,000,000	[b]	5,154,495
2.63%, 12/31/14	19,400,000		20,185,099
2.63%, 8/15/20	8,270,000	[b]	9,124,787
2.63%, 11/15/20	7,011,000	[b]	7,730,721
2.75%, 5/31/17	8,600,000	[b]	9,386,771
3.00%, 8/31/16	5,700,000	[b]	6,196,077
3.00%, 9/30/16	5,500,000	[b]	5,987,696
3.00%, 2/28/17	9,500,000	[b]	10,418,831
3.13%, 10/31/16	5,000,000	[b]	5,474,220
3.13%, 1/31/17	1,800,000	[b]	1,980,000
3.13%, 4/30/17	2,830,000		3,126,929
3.13%, 5/15/21	9,750,000		11,102,813
3.25%, 5/31/16	1,540,000		1,677,878
3.25%, 6/30/16	4,600,000		5,021,190

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.25%, 7/31/16			5,100,000		5,578,523
3.25%, 12/31/16			4,700,000	[b]	5,182,483
3.25%, 3/31/17			3,000,000		3,325,080
3.38%, 11/15/19			9,540,000	[b]	11,003,054
3.50%, 5/15/20			9,120,000	[b]	10,618,389
3.63%, 8/15/19			8,890,000		10,365,882
3.63%, 2/15/20			13,200,000	[b]	15,458,441
3.63%, 2/15/21			8,700,000		10,237,455
3.75%, 11/15/18			2,840,000		3,303,497
4.00%, 2/15/15			8,400,000		8,969,302
4.13%, 5/15/15			2,000,000		2,158,438
4.25%, 8/15/14			2,700,000		2,842,490
4.25%, 11/15/14			6,462,000	[b]	6,865,371
4.25%, 8/15/15			1,305,000	[b]	1,424,285
4.50%, 11/15/15			3,800,000	[b]	4,206,421
4.50%, 2/15/16			425,000		474,805
4.50%, 5/15/17			1,800,000		2,088,844
4.63%, 11/15/16			2,000,000		2,295,938
4.63%, 2/15/17			2,252,000	[b]	2,604,931
4.75%, 8/15/17			2,300,000	[b]	2,713,282
4.88%, 8/15/16			2,530,000		2,902,978
					839,334,952
Utilities—1.8%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	250,000		287,300
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000		170,153
Commonwealth Edison,
First Mortgage Bonds	5.90	3/15/36	971,000		1,263,542
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000		214,968
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000		730,010
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		268,639
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000		230,730
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000		2,270,660
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000		130,064

The Fund 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities (continued)
Duke Energy Carolinas,
First Mortgage Notes	4.00	9/30/42	500,000	512,496
Duke Energy Carolinas,
First Mortgage Bonds	5.30	2/15/40	1,700,000	2,071,651
Duke Energy Florida,
First Mortgage Bonds	6.40	6/15/38	1,000,000	1,372,737
Emerson Electric,
Sr. Unscd. Notes	2.63	2/15/23	260,000	267,197
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	2,701,700
FirstEnergy,
Sr. Unscd. Notes, Ser. A	2.75	3/15/18	500,000	510,223
FirstEnergy,
Sr. Unscd. Notes, Ser. B	4.25	3/15/23	500,000	517,508
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	555,000	665,745
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,410,703
Georgia Power,
Sr. Unscd. Note	4.30	3/15/42	1,300,000	1,364,762
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,960,178
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	34,279
Indiana Michigan Power,
Sr. Unscd. Notes	6.05	3/15/37	800,000	999,684
Koninklijke Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	500,000	601,927
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	500,000	647,098
Nevada Power,
Mortgage Notes	7.13	3/15/19	2,300,000	2,971,055
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	158,099
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	2,058,093
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000	227,751
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	341,911

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000		606,881
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000		1,008,738
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000		1,339,169
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000		682,656
Public Service Colorado,
First Mortgage Bonds	3.20	11/15/20	1,500,000		1,641,780
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000		282,511
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000		273,704
Southern California Edison,
First Mortgage Bonds	3.88	6/1/21	1,400,000	[b]	1,600,498
Southern California Edison,
First Mortgage Notes,
Ser. 08-A	5.95	2/1/38	70,000		93,901
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000		603,545
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		120,509
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000		2,178,460
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		176,595
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000		1,816,194
Virginia Electric & Power,
Sr. Unscd. Notes	1.20	1/15/18	1,000,000		1,006,719
Virginia Electric & Power,
Sr. Unscd. Notes	4.00	1/15/43	500,000		526,219
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		563,703
Xcel Energy,
Sr. Unscd. Notes	6.50	7/1/36	630,000		869,083
					42,351,728
Total Bonds and Notes
(cost $2,137,912,290)					2,274,616,256

The Fund 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $51,508,875)	51,508,875 [g]	51,508,875

Investment of Cash Collateral
for Securities Loaned—.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $13,199,580)	13,199,580 [g]	13,199,580

Total Investments (cost $2,202,620,745)	102.5%	2,339,324,711
Liabilities, Less Cash and Receivables	(2.5%)	(56,344,778)
Net Assets	100.0%	2,282,979,933

a Variable rate security—interest rate subject to periodic change.
b Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was
$332,139,211 and the value of the collateral held by the fund was $343,134,647, consisting of cash collateral of
$13,199,580 and U.S. Government and Agency securities valued at $329,935,067.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities were valued at $5,896,199 or .3% of net assets.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Security issued with a zero coupon. Income is recognized through the accretion of discount.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	70.6	Commercial Mortgage-Baked	1.7
Corporate Bonds	21.8	Municipal Bonds	.8
Foreign/Governmental	4.4	Asset-Backed	.3
Money Market Investments	2.9		102.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $332,139,211)—Note 1(b):
Unaffiliated issuers	2,137,912,290	2,274,616,256
Affiliated issuers	64,708,455	64,708,455
Cash		2,272,334
Receivable for investment securities sold		80,717,196
Dividends, interest and securities lending income receivable		14,886,076
Receivable for shares of Capital Stock subscribed		2,425,564
		2,439,625,881
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		475,764
Payable for investment securities purchased		73,103,711
Payable for open mortgage dollar roll transactions—Note 4		53,967,448
Payable for shares of Capital Stock redeemed		15,887,013
Liability for securities on loan—Note 1(b)		13,199,580
Accrued expenses		12,432
		156,645,948
Net Assets ($)		2,282,979,933
Composition of Net Assets ($):
Paid-in capital		2,120,345,406
Accumulated distributions in excess of investment income—net		(3,509,790)
Accumulated net realized gain (loss) on investments		29,440,351
Accumulated net unrealized appreciation
(depreciation) on investments		136,703,966
Net Assets ($)		2,282,979,933

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	1,025,670,242	1,257,309,691
Shares Outstanding	93,277,413	114,275,925
Net Asset Value Per Share ($)	11.00	11.00

See notes to financial statements.

The Fund 51

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Interest	31,519,227
Income from securities lending—Note 1(b)	155,554
Dividends;
Affiliated issuers	19,274
Total Income	31,694,055
Expenses:
Management fee—Note 3(a)	1,772,994
Distribution fees (Investor Shares)—Note 3(b)	1,281,815
Directors’ fees—Note 3(a)	89,256
Loan commitment fees—Note 2	9,121
Total Expenses	3,153,186
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(89,256)
Net Expenses	3,063,930
Investment Income—Net	28,630,130
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	29,627,914
Net unrealized appreciation (depreciation) on investments	(46,070,033)
Net Realized and Unrealized Gain (Loss) on Investments	(16,442,119)
Net Increase in Net Assets Resulting from Operations	12,188,006

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	28,630,125	68,119,403
Net realized gain (loss) on investments	29,627,914	18,314,159
Net unrealized appreciation
(depreciation) on investments	(46,070,033)	28,436,071
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,188,006	114,869,633
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(13,785,748)	(29,767,411)
BASIC Shares	(19,673,506)	(46,556,696)
Net realized gain on investments:
Investor Shares	(2,369,554)	—
BASIC Shares	(3,192,239)	—
Total Dividends	(39,021,047)	(76,324,107)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	184,153,849	406,277,765
BASIC Shares	229,317,315	521,655,197
Dividends reinvested:
Investor Shares	15,758,756	28,975,057
BASIC Shares	20,322,862	40,627,309
Cost of shares redeemed:
Investor Shares	(195,951,401)	(315,021,065)
BASIC Shares	(462,565,010)	(525,623,352)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(208,963,629)	156,890,911
Total Increase (Decrease) in Net Assets	(235,796,670)	195,436,437
Net Assets ($):
Beginning of Period	2,518,776,603	2,323,340,166
End of Period	2,282,979,933	2,518,776,603
Undistributed (distributions in excess of)
investment income—net	(3,509,790)	1,319,339

The Fund 53

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Capital Share Transactions:
Investor Shares
Shares sold	16,759,854	36,914,957
Shares issued for dividends reinvested	1,433,894	2,623,519
Shares redeemed	(17,858,369)	(28,588,573)
Net Increase (Decrease) in Shares Outstanding	335,379	10,949,903
BASIC Shares
Shares sold	20,861,531	47,337,408
Shares issued for dividends reinvested	1,848,183	3,679,850
Shares redeemed	(42,124,030)	(47,803,019)
Net Increase (Decrease) in Shares Outstanding	(19,414,316)	3,214,240

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Investor Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	11.11		10.93	10.80	10.42	9.62	10.03
Investment Operations:
Investment income—net[a]	.13		.30	.34	.35	.39	.47
Net realized and unrealized
gain (loss) on investments	(.06)		.21	.14	.39	.81	(.41)
Total from
Investment Operations	.07		.51	.48	.74	1.20	.06
Distributions:
Dividends from
investment income—net	(.15)		(.33)	(.35)	(.36)	(.40)	(.47)
Dividends from net realized
gain on investments	(.03)		—	—	—	—	—
Total Distributions	(.18)		(.33)	(.35)	(.36)	(.40)	(.47)
Net asset value, end of period	11.00		11.11	10.93	10.80	10.42	9.62
Total Return (%)	.57	[b]	4.75	4.58	7.28	12.70	.51
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	[c]	.41	.40	.41	.41	.41
Ratio of net expenses
to average net assets	.40	[c]	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	2.28	[c]	2.67	3.24	3.27	3.81	4.64
Portfolio Turnover Rate	42.66	[b,d]	30.42	30.02	32.15	24.78	25.41
Net Assets, end of period
($ x 1,000)	1,025,670		1,032,597	896,293	996,131	899,701	428,768

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period April 30. 2013 were 35.45%.

See notes to financial statements.

The Fund 55

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
BASIC Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	11.12		10.94	10.80	10.42	9.62	10.04
Investment Operations:
Investment income—net[a]	.13		.32	.36	.37	.41	.48
Net realized and unrealized
gain (loss) on investments	(.06)		.22	.16	.40	.82	(.40)
Total from
Investment Operations	.07		.54	.52	.77	1.23	.08
Distributions:
Dividends from
investment income—net	(.16)		(.36)	(.38)	(.39)	(.43)	(.50)
Dividends from net realized
gain on investments	(.03)		—	—	—	—	—
Total Distributions	(.19)		(.36)	(.38)	(.39)	(.43)	(.50)
Net asset value,
end of period	11.00		11.12	10.94	10.80	10.42	9.62
Total Return (%)	.60	[b]	5.01	4.94	7.55	12.99	.67
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	[c]	.16	.15	.16	.16	.16
Ratio of net expenses
to average net assets	.15	[c]	.15	.15	.15	.15	.15
Ratio of net investment
income to average
net assets	2.53	[c]	2.92	3.31	3.52	4.05	4.89
Portfolio Turnover Rate	42.66	[b,d]	30.42	30.02	32.15	24.78	25.41
Net Assets, end of period
($ x 1,000)	1,257,310		1,486,179	1,427,047	1,249,324	932,049	422,319

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period April 30. 2013 were 35.45%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective seeks to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

The Fund 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	7,450,487	—	7,450,487
Commercial
Mortgage-Backed	—	39,930,945	—	39,930,945
Corporate Bonds†	—	498,026,838	—	498,026,838
Foreign Government	—	99,471,179	—	99,471,179
Municipal Bonds	—	18,750,776	—	18,750,776
Mutual Funds	64,708,455	—	—	64,708,455
U.S. Government
Agencies/
Mortgage-Backed	—	771,651,079	—	771,651,079
U.S. Treasury	—	839,334,952	—	839,334,952

† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions.

It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013,The Bank of New York Mellon earned $83,760 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales ($)	4/30/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	42,790,597	499,011,812	490,293,534	51,508,875	2.3
Dreyfus
Institutional
Cash
Advantage
Fund	7,465,277	25,702,646	19,968,343	13,199,580.6
Total	50,255,874	524,714,458	510,261,877	64,708,455	2.9

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality

The Fund 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared daily and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $76,324,107. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncement: In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements”(“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011.The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

The Fund 63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by the Manager amounted to $89,256.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. BASIC shares bear no Distribution Plan fee. During the period ended April 30, 2013, Investor shares were charged $1,281,815 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Distribution Plan.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $282,160 and Distribution Plan fees $211,571, which are offset against an expense reimbursement currently in effect in the amount of $17,967.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $1,008,529,654 and $1,129,285,222, respectively, of which $170,411,609 in purchases and $170,713,340 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

At April 30, 2013, accumulated net unrealized appreciation on investments was $136,703,966, consisting of $138,292,981 gross unrealized appreciation and $1,589,015 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 65

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the ten-year period when the fund’s performance was at the Performance Group median.The Board also noted that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods ended December 31st and above the Performance Universe median for six of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

The Fund 67

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was below the Expense Group median, and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  Although the Board was generally satisfied with the fund’s relative yield performance, it was concerned about the fund’s relative total return performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 69

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
28	Information About the Renewal of the Fund’s Investment Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Managed Growth Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks generally rallied throughout the reporting period, with some major market indices setting new records in response to improving economic conditions by the end of the reporting period.As of April 2013, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 9.17%, Class C shares returned 8.80% and Class I shares returned 9.29%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 14.41% total return.2

Stocks generally rallied over the reporting period as investors responded positively to improved economic data. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to the lagging energy sector and stock selection shortfalls in the information technology and materials sectors.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times.We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Recovering Economy Fueled Market Gains

In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when investors responded positively to improved U.S. employment and housing market trends, a new quantitative easing program from the European Central Bank, the adoption of an aggressively accommodative monetary policy in Japan, and expectations that new economic policies in China might lead to stronger global growth.Although investor optimism faltered briefly due to uncertainty

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the increases helped alleviate investors’ worries, and continued corporate earnings strength and encouraging economic data helped support stock prices over the first four months of 2013. In this environment, smaller, more speculative stocks generally outperformed the large, multinational companies in which the fund primarily invests.

Allocation Strategy Weighed on Fund’s Relative Results

The fund’s longstanding emphasis on the energy sector proved counterproductive during the reporting period when large, integrated energy producers fell out of favor in an environment of moderating oil and gas prices. In addition, Occidental Petroleum was hurt by internal turmoil affecting its board of directors. Results from the information technology sector were undermined by consumer electronics giant Apple, which declined sharply due to rising competitive pressures, falling profit margins, and concerns about future growth.We believe that investors’ concerns about Apple may be overblown, and we were encouraged by a recent dividend increase, the announcement of a share repurchase program, and reports of innovative new products under development. In the materials sector, disappointments included global metal producers Rio Tinto,ADR and Freeport-McMoRan Copper & Gold, which struggled with falling commodity prices in a sluggish global economy.

The fund achieved better results in the health care sector, which regained favor among investors attracted to companies such as Roche Holding, ADR, which strengthened its new product pipeline and provides a generous dividend yield. In the United States, Abbott Laboratories split the company in two, enabling it to focus more intently on its fast-growing nutritional products business.

The fund eliminated none of its positions during the reporting period, but it established two new ones: Canadian Pacific Railway and media conglomerate Comcast.

4

A Constructive Outlook

Accommodative monetary policies from central banks throughout the world seem to be producing the desired results, and we have been encouraged by recent improvements in global economic data. Interest rates remain near historical lows in most major markets, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs, and higher dividends. Therefore, we have maintained our focus on high quality, multinational companies with strong balance sheets, dominant brands, and above-average earnings and dividend growth characteristics.

May 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.00	$10.87	$5.71
Ending value (after expenses)	$1,091.70	$1,088.00	$1,092.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.76	$10.49	$5.51
Ending value (after expenses)	$1,018.10	$1,014.38	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—98.0%	Shares		Value ($)
Capital Goods—3.9%
Caterpillar	35,000		2,963,450
General Electric	98,000		2,184,420
United Technologies	30,000		2,738,700
			7,886,570
Consumer Services—3.8%
Arcos Dorados Holdings, Cl. A	45,000	[a]	612,900
McDonald’s	68,000		6,945,520
			7,558,420
Diversified Financials—5.4%
American Express	20,000		1,368,200
BlackRock	11,000		2,931,500
Franklin Resources	14,000		2,165,240
JPMorgan Chase & Co.	90,000		4,410,900
			10,875,840
Energy—19.1%
Chevron	70,000		8,540,700
ConocoPhillips	40,000		2,418,000
Exxon Mobil	112,512		10,012,443
Imperial Oil	50,000	[a]	1,993,500
Occidental Petroleum	60,000		5,355,600
Royal Dutch Shell, Cl. A, ADR	75,000		5,097,750
Statoil, ADR	65,000	[a]	1,592,500
Total, ADR	65,000		3,265,600
			38,276,093
Food & Staples Retailing—2.6%
Walgreen	70,000		3,465,700
Whole Foods Market	19,000		1,678,080
			5,143,780
Food, Beverage & Tobacco—22.7%
Altria Group	115,000		4,198,650
Coca-Cola	238,000		10,074,540
Diageo, ADR	18,000		2,199,600
Kraft Foods Group	25,423		1,309,030

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Mondelez International, Cl. A	72,271		2,272,923
Nestle, ADR	88,750		6,321,663
PepsiCo	42,500		3,504,975
Philip Morris International	129,000		12,331,110
SABMiller	60,000		3,232,676
			45,445,167
Health Care Equipment &
Services—1.4%
Abbott Laboratories	75,000		2,769,000
Household & Personal Products—4.6%
Estee Lauder, Cl. A	47,000		3,259,450
Procter & Gamble	78,000		5,988,060
			9,247,510
Materials—3.6%
Air Products & Chemicals	18,000		1,565,280
Freeport-McMoRan Copper & Gold	65,000		1,977,950
Praxair	20,500		2,343,150
Rio Tinto, ADR	30,000	[a]	1,381,800
			7,268,180
Media—3.6%
Comcast, Cl. A	40,000		1,652,000
News Corp., Cl. A	38,000		1,176,860
Time Warner Cable	20,000		1,877,800
Walt Disney	40,000		2,513,600
			7,220,260
Pharmaceuticals, Biotech &
Life Sciences—9.1%
AbbVie	75,000		3,453,750
Johnson & Johnson	75,000		6,392,250
Merck & Co.	18,000		846,000
Novo Nordisk, ADR	20,000		3,532,600

8

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Roche Holding, ADR	65,000		4,057,300
			18,281,900
Retailing—4.2%
Target	59,000		4,163,040
Wal-Mart Stores	55,000		4,274,600
			8,437,640
Semiconductors & Semiconductor
Equipment—3.7%
Intel	160,000		3,832,000
Texas Instruments	75,000		2,715,750
Xilinx	23,000		871,930
			7,419,680
Software & Services—4.2%
Automatic Data Processing	35,000		2,356,900
International Business Machines	30,000		6,076,200
			8,433,100
Technology Hardware & Equipment—5.2%
Apple	19,200		8,500,800
QUALCOMM	32,500		2,002,650
			10,503,450
Transportation—.9%
Canadian Pacific Railway	15,000		1,869,300
Total Common Stocks
(cost $143,232,025)			196,635,890

Other Investment—1.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,746,183)	3,746,183	[b]	3,746,183

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,551,783)	3,551,783 [b]	3,551,783
Total Investments (cost $150,529,991)	101.7%	203,933,856
Liabilities, Less Cash and Receivables	(1.7%)	(3,363,147)
Net Assets	100.0%	200,570,709

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was $3,487,635 and the value of the collateral held by the fund was $3,551,783.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	22.7	Consumer Services	3.8
Energy	19.1	Money Market Investments	3.7
Pharmaceuticals,		Semiconductors &
Biotech & Life Sciences	9.1	Semiconductor Equipment	3.7
Diversified Financials	5.4	Materials	3.6
Technology Hardware & Equipment	5.2	Media	3.6
Household & Personal Products	4.6	Food & Staples Retailing	2.6
Retailing	4.2	Health Care Equipment & Services	1.4
Software & Services	4.2	Transportation	.9
Capital Goods	3.9		101.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,487,635)—Note 1(c):
Unaffiliated issuers		143,232,025	196,635,890
Affiliated issuers		7,297,966	7,297,966
Cash			29,215
Dividends and securities lending income receivable			329,648
Receivable for shares of Capital Stock subscribed			203,483
			204,496,202
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			233,420
Liability for securities on loan—Note 1(c)			3,551,783
Payable for shares of Capital Stock redeemed			140,290
			3,925,493
Net Assets ($)			200,570,709
Composition of Net Assets ($):
Paid-in capital			148,890,692
Accumulated undistributed investment income—net			813,373
Accumulated net realized gain (loss) on investments			(2,537,221)
Accumulated net unrealized appreciation
(depreciation) on investments			53,403,865
Net Assets ($)			200,570,709

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	150,553,166	33,921,080	16,096,463
Shares Outstanding	6,529,083	1,547,014	696,391
Net Asset Value Per Share ($)	23.06	21.93	23.11

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $96,388 foreign taxes withheld at source):
Unaffiliated issuers	2,799,872
Affiliated issuers	3,156
Income from securities lending—Note 1(c)	18,447
Total Income	2,821,475
Expenses:
Management fee—Note 3(a)	1,031,324
Disbribution/Service Plan fees—Note 3(b)	328,689
Directors’ fees—Note 3(a,c)	6,468
Loan commitment fees—Note 2	707
Total Expenses	1,367,188
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(6,468)
Net Expenses	1,360,720
Investment Income—Net	1,460,755
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	81
Net unrealized appreciation (depreciation) on investments	15,364,498
Net Realized and Unrealized Gain (Loss) on Investments	15,364,579
Net Increase in Net Assets Resulting from Operations	16,825,334

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012[a]
Operations ($):
Investment income—net	1,460,755	1,947,581
Net realized gain (loss) on investments	81	7,878,425
Net unrealized appreciation
(depreciation) on investments	15,364,498	8,396,097
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,825,334	18,222,103
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(914,584)	(2,125,871)
Class B Shares	—	(339)
Class C Shares	(106,647)	(210,882)
Class I Shares	(147,012)	(208,937)
Total Dividends	(1,168,243)	(2,546,029)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	19,310,245	60,837,656
Class B Shares	—	12,652
Class C Shares	4,226,805	9,019,382
Class I Shares	3,339,220	15,778,956
Dividends reinvested:
Class A Shares	814,908	1,875,867
Class B Shares	—	267
Class C Shares	67,850	133,931
Class I Shares	99,014	138,872
Cost of shares redeemed:
Class A Shares	(13,653,575)	(43,228,649)
Class B Shares	—	(864,101)
Class C Shares	(2,261,819)	(2,577,996)
Class I Shares	(6,973,220)	(5,061,945)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,969,428	36,064,892
Total Increase (Decrease) in Net Assets	20,626,519	51,740,966
Net Assets ($):
Beginning of Period	179,944,190	128,203,224
End of Period	200,570,709	179,944,190
Undistributed investment income—net	813,373	520,861

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	894,931	2,980,420
Shares issued for dividends reinvested	38,759	93,844
Shares redeemed	(628,696)	(2,060,373)
Net Increase (Decrease) in Shares Outstanding	304,994	1,013,891
Class Bb
Shares sold	—	635
Shares issued for dividends reinvested	—	14
Shares redeemed	—	(43,014)
Net Increase (Decrease) in Shares Outstanding	—	(42,365)
Class C
Shares sold	205,053	461,847
Shares issued for dividends reinvested	3,386	7,029
Shares redeemed	(109,669)	(131,219)
Net Increase (Decrease) in Shares Outstanding	98,770	337,657
Class I
Shares sold	154,046	769,554
Shares issued for dividends reinvested	4,701	6,807
Shares redeemed	(318,421)	(244,249)
Net Increase (Decrease) in Shares Outstanding	(159,674)	532,112

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2012, 17,661 Class B shares representing $357,105 were automatically converted to 17,223 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	21.27		19.34	17.47	15.40	14.35	20.51
Investment Operations:
Investment income—net[a]	.18		.27	.27	.25	.27	.25
Net realized and unrealized
gain (loss) on investments	1.76		2.03	1.85	2.10	1.05	(6.17)
Total from Investment Operations	1.94		2.30	2.12	2.35	1.32	(5.92)
Distributions:
Dividends from
investment income—net	(.15)		(.37)	(.25)	(.28)	(.27)	(.24)
Net asset value, end of period	23.06		21.27	19.34	17.47	15.40	14.35
Total Return (%)[b]	9.17	[c]	12.10	12.13	15.53	9.53	(29.22)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	[d]	1.35	1.32	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.66	[d]	1.28	1.42	1.54	2.04	1.35
Portfolio Turnover Rate	—		11.15	15.10	3.00	—	5.91
Net Assets, end of period
($ x 1,000)	150,553		132,387	100,740	76,318	61,270	60,207

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	20.23		18.36	16.60	14.65	13.63	19.48
Investment Operations:
Investment income—net[a]	.09		.10	.12	.12	.17	.11
Net realized and unrealized
gain (loss) on investments	1.68		1.94	1.76	2.01	.99	(5.87)
Total from Investment Operations	1.77		2.04	1.88	2.13	1.16	(5.76)
Distributions:
Dividends from
investment income—net	(.07)		(.17)	(.12)	(.18)	(.14)	(.09)
Net asset value, end of period	21.93		20.23	18.36	16.60	14.65	13.63
Total Return (%)[b]	8.80	[c]	11.19	11.38	14.63	8.68	(29.71)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	[d]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	[d]	2.10	2.07	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.91	[d]	.51	.68	.80	1.29	.61
Portfolio Turnover Rate	—		11.15	15.10	3.00	—	5.91
Net Assets, end of period
($ x 1,000)	33,921		29,304	20,386	18,714	19,323	20,247

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2013				Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	21.32		19.40	17.53	15.44	14.41	20.58
Investment Operations:
Investment income—net[a]	.21		.32	.30	.28	.30	.28
Net realized and unrealized
gain (loss) on investments	1.75		2.04	1.86	2.13	1.05	(6.16)
Total from Investment Operations	1.96		2.36	2.16	2.41	1.35	(5.88)
Distributions:
Dividends from
investment income—net	(.17)		(.44)	(.29)	(.32)	(.32)	(.29)
Net asset value, end of period	23.11		21.32	19.40	17.53	15.44	14.41
Total Return (%)	9.29	[b]	12.33	12.47	15.81	9.74	(29.99)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	[c]	1.11	1.11	1.11	1.12	1.11
Ratio of net expenses
to average net assets	1.10	[c]	1.10	1.08	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.93	[c]	1.51	1.62	1.72	2.10	1.57
Portfolio Turnover Rate	—		11.15	15.10	3.00	—	5.91
Net Assets, end of period
($ x 1,000)	16,096		18,253	6,284	1,785	223	10

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a Distribution and/or Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class,

18

the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

20

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stock†	161,478,701	—	—	161,478,701
Equity Securities—
Foreign
Common Stock†	35,157,189	—	—	35,157,189
Mutual Funds	7,297,966	—	—	7,297,966

†	See Statement of Investments for additional detailed categorizations.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all

22

income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013,The Bank of New York Mellon earned $7,906 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales ($)	4/30/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,661,788	12,936,093	12,851,698	3,746,183	1.9
Dreyfus
Institutional
Cash
Advantage
Fund	4,965,750	43,103,439	44,517,406	3,551,783	1.8
Total	8,627,538	56,039,532	57,369,104	7,297,966	3.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are generally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $2,537,302 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $917,916 of the carryover expires in fiscal year 2017 and $1,619,386 expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $2,546,029. The tax character of current year distributions will be determined at the end of the current fiscal year.

24

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by Dreyfus amounted to $6,468.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2013, the Distributor retained $4,803 from commissions earned on sales of the fund’s Class A shares and $1,456 from CDSCs on redemptions of the fund’s class C shares.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2013, Class A and Class C shares were charged $173,689 and $116,250, respectively, pursuant to their Distribution Plans. During the period ended April 30, 2013, Class C shares were charged $38,750, pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $177,289, Distribution Plans fees $50,727 and Service Plan fees $6,826, which are offset against an expense reimbursement currently in effect in the amount of $1,422.

26

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $6,217,126.

At April 30, 2013, accumulated net unrealized appreciation on investments was $53,403,865, consisting of $58,887,843 gross unrealized appreciation and $5,483,978 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

28

including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one- and ten-year periods when the fund’s performance was below the Performance Group and Performance Universe medians. Representatives of Dreyfus and the Sub-Adviser discussed the fund’s performance for the one-year period, noting that relative performance was primarily undermined by an overweight position in the energy sector and an underweight position in financials. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

30

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other

32

services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 33

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
24	Statement of Financial Futures
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
41	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks generally rallied throughout the reporting period, with some major market indices setting new records in the spring of 2013 in response to improving economic conditions. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be sluggish as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Thomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 14.34%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a 14.41% return for the same period.2,3

U.S. stocks rallied over the reporting period as investors responded positively to improving economic data.The difference in return between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Waning Global Macroeconomic Concerns Lifted U.S. Stocks

A sustained stock market rally began in the weeks prior to the reporting period when various macroeconomic concerns failed to materialize. Instead, investors responded positively to gradually improving U.S. employment and housing market trends, which were sparked in part by the Federal Reserve Board’s aggressively accommodative monetary policy, including historically low short-term interest rates and an open-ended quantitative easing program involving the monthly purchase of $40 billion of U.S. government securities.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In addition, investors were encouraged by overseas developments, such as a new quantitative easing program from the European Central Bank that appeared to forestall a more severe banking crisis in the region, expectations that new leadership in China might adopt policies conducive to stronger regional growth, and actions by a new Japanese government that sought to address longstanding economic stagnation. Nonetheless, the global economy expanded at a relatively sluggish rate during the reporting period amid slackening demand from the emerging markets for construction materials.

The S&P 500 Index lost some ground in late 2012 when investors worried about automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the increases enabled the rally to resume. Gradually improving global economic data and continued corporate earnings strength helped support further market advances over the first four months of 2013, and the S&P 500 Index ended the reporting period near record highs.

Financial Stocks Led U.S. Market Higher

The financials sector led the market’s advance when a number of major U.S. banking institutions rebounded from relatively low prices. Investment managers and brokerage firms advanced along with the capital markets, and investment banks benefited from rising bond issuance volumes as governments and businesses refinanced existing debt at lower interest rates. Insurance companies prospered in an environment of relatively low claims and improved pricing power.

The health care sector produced above-average results stemming from strength among large pharmaceutical developers, many of which have bolstered their research-and-development efforts and diversified their business mixes to include other health and beauty products. Some biotechnology companies fared especially well after launching new medicines for various cancers and HIV. In the consumer discretionary sector, media companies gained value due to higher advertising revenues and more effective cost controls. For example,Walt Disney saw strength in its cable television and film production units, and News Corp. enhanced earnings visibility by

4

splitting the company in two. Specialty retailers also advanced, particularly home improvement retailers benefiting from more robust housing markets. Finally, hotels and restaurants saw robust demand during the reporting period.

Disappointments during the reporting period included the materials sector. Industrial metals producers were hurt by rising production costs and falling commodity prices amid sluggish order volumes from the emerging markets, while precious metals miners suffered when gold prices declined in response to improved stability in the European banking system. Among information technology companies, consumer electronics giant Apple fell sharply due to intensifying competitive pressures and earnings shortfalls, factors that also weighed on the company’s suppliers. Storage specialist EMC posted muted earnings growth due to more vigorous competition.

A Constructive Outlook for Stocks

We have been encouraged by recent evidence of sustained domestic and global growth, which has the potential to fuel further gains in U.S. equity markets.As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

May 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of
Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

Expenses paid per $1,000†	$1.06
Ending value (after expenses)	$1,143.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

Expenses paid per $1,000†	$1.00
Ending value (after expenses)	$1,023.80

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—98.8%	Shares		Value ($)
Automobiles & Components—.8%
BorgWarner	12,245	[a]	957,192
Delphi Automotive	30,436		1,406,448
Ford Motor	422,124		5,787,320
Goodyear Tire & Rubber	25,332	[a]	316,523
Harley-Davidson	24,789		1,354,719
Johnson Controls	73,993		2,590,495
			12,412,697
Banks—2.8%
BB&T	75,695		2,329,135
Comerica	21,275		771,219
Fifth Third Bancorp	94,596		1,610,970
First Horizon National	29,067		302,297
Hudson City Bancorp	47,687		396,279
Huntington Bancshares	93,242		668,545
KeyCorp	99,955		996,551
M&T Bank	13,043		1,306,909
People’s United Financial	36,221		476,668
PNC Financial Services Group	57,285		3,888,506
Regions Financial	153,205		1,300,710
SunTrust Banks	58,564		1,712,997
U.S. Bancorp	201,074		6,691,743
Wells Fargo & Co.	528,036		20,054,807
Zions Bancorporation	18,414		453,353
			42,960,689
Capital Goods—7.4%
3M	68,063		7,126,877
Boeing	73,291		6,699,530
Caterpillar	70,400		5,960,768
Cummins	19,198		2,042,475
Danaher	63,193		3,850,981
Deere & Co.	41,741		3,727,471
Dover	19,417		1,339,385
Eaton	49,993		3,070,070
Emerson Electric	77,249		4,288,092
Fastenal	29,242		1,434,320
Flowserve	5,182		819,378

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Fluor	17,585		1,001,993
General Dynamics	35,978		2,660,933
General Electric	1,120,667		24,979,667
Honeywell International	84,418		6,208,100
Illinois Tool Works	45,334		2,926,763
Ingersoll-Rand	29,494		1,586,777
Jacobs Engineering Group	13,797	[a]	696,473
Joy Global	10,969		619,968
L-3 Communications Holdings	9,723		789,994
Lockheed Martin	28,844		2,858,152
Masco	38,743		753,164
Northrop Grumman	25,946		1,965,150
PACCAR	37,948	[b]	1,889,051
Pall	12,582		839,345
Parker Hannifin	16,064		1,422,788
Pentair	21,835		1,186,732
Precision Castparts	15,585		2,981,255
Quanta Services	22,772	[a]	625,775
Raytheon	35,107		2,154,868
Rockwell Automation	15,038		1,274,922
Rockwell Collins	15,480		974,002
Roper Industries	10,656		1,274,990
Snap-on	6,023		519,183
Stanley Black & Decker	17,319		1,295,634
Textron	29,418		757,514
United Technologies	90,996		8,307,025
W.W. Grainger	6,576		1,620,787
Xylem	19,206		532,967
			115,063,319
Commercial & Professional Services—.7%
ADT	24,750	[a]	1,080,090
Avery Dennison	10,618		440,116
Cintas	11,764	[b]	527,851
Dun & Bradstreet	4,834	[b]	427,567
Equifax	12,638		773,446
Iron Mountain	17,924		678,603

8

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services (continued)
Pitney Bowes	19,884	[b]	271,814
Republic Services	31,164		1,062,069
Robert Half International	15,953		523,577
Stericycle	8,965	[a]	971,089
Tyco International	49,500		1,589,940
Waste Management	47,214		1,934,830
			10,280,992
Consumer Durables & Apparel—1.2%
Coach	30,468		1,793,346
D.R. Horton	28,669		747,688
Fossil	5,504	[a]	540,052
Garmin	11,803	[b]	414,049
Harman International Industries	7,660		342,479
Hasbro	12,548	[b]	594,399
Leggett & Platt	14,174		456,970
Lennar, Cl. A	17,522	[b]	722,257
Mattel	36,208		1,653,257
Newell Rubbermaid	31,663		834,003
NIKE, Cl. B	77,839		4,950,560
PulteGroup	37,097	[a]	778,666
PVH	8,384		967,597
Ralph Lauren	6,397		1,161,567
VF	9,428		1,680,258
Whirlpool	8,295		947,953
			18,585,101
Consumer Services—1.9%
Apollo Group, Cl. A	11,921	[a,b]	218,989
Carnival	47,131		1,626,491
Chipotle Mexican Grill	3,376	[a]	1,226,129
Darden Restaurants	13,411		692,410
H&R Block	31,199		865,460
International Game Technology	26,653		451,768
Marriott International, Cl. A	27,287		1,174,978
McDonald’s	107,502		10,980,254
Starbucks	80,670		4,907,963
Starwood Hotels & Resorts Worldwide	21,214	[c]	1,368,727

TheFund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Wyndham Worldwide	15,584		936,287
Wynn Resorts	8,282		1,137,119
Yum! Brands	48,100		3,276,572
			28,863,147
Diversified Financials—6.7%
American Express	104,071		7,119,497
Ameriprise Financial	21,672		1,615,214
Bank of America	1,165,381		14,345,840
Bank of New York Mellon	124,448		3,511,923
BlackRock	13,636		3,633,994
Capital One Financial	62,868		3,632,513
Charles Schwab	118,539		2,010,421
Citigroup	326,777		15,247,415
CME Group	33,181		2,019,396
Discover Financial Services	53,497		2,339,959
E*TRADE Financial	24,892	[a]	256,139
Franklin Resources	14,969		2,315,106
Goldman Sachs Group	47,224		6,898,010
IntercontinentalExchange	7,771	[a]	1,266,129
Invesco	48,132		1,527,710
JPMorgan Chase & Co.	412,181		20,200,991
Legg Mason	13,583		432,754
Leucadia National	31,494		972,850
McGraw-Hill Financial	29,556		1,599,275
Moody’s	20,804		1,265,923
Morgan Stanley	150,095		3,324,604
NASDAQ OMX Group	14,149		417,113
Northern Trust	23,761		1,281,193
NYSE Euronext	27,236		1,057,029
SLM	50,917		1,051,436
State Street	49,303		2,882,746
T. Rowe Price Group	27,863		2,020,068
			104,245,248
Energy—10.5%
Anadarko Petroleum	54,067		4,582,719
Apache	42,331		3,127,414

10

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Baker Hughes	47,598		2,160,473
Cabot Oil & Gas	22,877		1,556,780
Cameron International	26,568	[a]	1,635,260
Chesapeake Energy	56,570	[b]	1,105,378
Chevron	209,375		25,545,844
ConocoPhillips	131,482		7,948,087
CONSOL Energy	23,620		794,577
Denbury Resources	41,378	[a]	740,252
Devon Energy	40,800		2,246,448
Diamond Offshore Drilling	7,734	[b]	534,419
Ensco, Cl. A	24,873		1,434,675
EOG Resources	29,185		3,536,055
EQT	15,596		1,171,572
Exxon Mobil	483,109		42,991,870
FMC Technologies	25,028	[a]	1,359,020
Halliburton	100,387		4,293,552
Helmerich & Payne	11,500		674,130
Hess	32,181		2,322,825
Kinder Morgan	68,434		2,675,769
Marathon Oil	75,646		2,471,355
Marathon Petroleum	35,782		2,803,878
Murphy Oil	20,001		1,241,862
Nabors Industries	30,464		450,563
National Oilwell Varco	46,141		3,009,316
Newfield Exploration	14,300	[a]	311,597
Noble	27,629		1,036,088
Noble Energy	19,321		2,188,876
Occidental Petroleum	86,830		7,750,446
Peabody Energy	28,160		564,890
Phillips 66	66,696		4,065,121
Pioneer Natural Resources	14,203		1,736,033
QEP Resources	19,101		548,390
Range Resources	17,724		1,303,068
Rowan, Cl. A	13,555	[a]	440,944
Schlumberger	143,076		10,649,147
Southwestern Energy	37,769	[a]	1,413,316

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Spectra Energy	70,780		2,231,693
Tesoro	14,344		765,970
Valero Energy	59,242		2,388,637
Williams	72,801		2,775,902
WPX Energy	20,396	[a]	318,789
			162,903,000
Food & Staples Retailing—2.4%
Costco Wholesale	46,581		5,050,778
CVS Caremark	133,313		7,756,150
Kroger	56,406		1,939,238
Safeway	24,209		545,187
Sysco	62,653		2,184,084
Wal-Mart Stores	180,179		14,003,512
Walgreen	92,583		4,583,784
Whole Foods Market	18,577		1,640,721
			37,703,454
Food, Beverage & Tobacco—6.1%
Altria Group	216,606		7,908,285
Archer-Daniels-Midland	70,682		2,398,947
Beam	17,002		1,100,199
Brown-Forman, Cl. B	16,124		1,136,742
Campbell Soup	18,377		852,877
Coca-Cola	413,468		17,502,100
Coca-Cola Enterprises	28,363		1,038,937
ConAgra Foods	44,171		1,562,328
Constellation Brands, Cl. A	15,989	[a]	789,057
Dean Foods	18,215	[a]	348,635
Dr. Pepper Snapple Group	23,163		1,131,049
General Mills	70,076		3,533,232
H.J. Heinz	34,434		2,493,710
Hershey	15,981		1,424,866
Hormel Foods	14,616		603,202
J.M. Smucker	11,334		1,170,009
Kellogg	26,863		1,747,170
Kraft Foods Group	63,735		3,281,715
Lorillard	41,003		1,758,619

12

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
McCormick & Co.	14,239		1,024,354
Mead Johnson Nutrition	21,923		1,777,736
Molson Coors Brewing, Cl. B	16,835		868,686
Mondelez International, Cl. A	191,203		6,013,334
Monster Beverage	16,385	[a]	924,114
PepsiCo	165,706		13,665,774
Philip Morris International	177,631		16,979,747
Reynolds American	35,120		1,665,390
Tyson Foods, Cl. A	31,451		774,638
			95,475,452
Health Care Equipment & Services—4.1%
Abbott Laboratories	169,352		6,252,476
Aetna	36,211		2,079,960
AmerisourceBergen	24,642		1,333,625
Baxter International	58,968		4,120,094
Becton Dickinson & Co.	20,797		1,961,157
Boston Scientific	142,673	[a]	1,068,621
C.R. Bard	8,451		839,691
Cardinal Health	35,815		1,583,739
CareFusion	23,616	[a]	789,719
Cerner	15,776	[a]	1,526,644
Cigna	30,906		2,045,050
Coventry Health Care	14,519		719,416
Covidien	50,355		3,214,663
DaVita HealthCare Partners	9,236	[a]	1,095,851
DENTSPLY International	15,545		658,331
Edwards Lifesciences	12,496	[a]	797,120
Express Scripts Holding	87,732	[a]	5,208,649
Humana	17,486		1,295,887
Intuitive Surgical	4,244	[a]	2,089,279
Laboratory Corp. of America Holdings	10,432	[a]	973,932
McKesson	25,253		2,672,272
Medtronic	107,936		5,038,452
Patterson	9,445		358,438
Quest Diagnostics	17,154		966,285
St. Jude Medical	30,661		1,263,846

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Stryker	31,385		2,058,228
Tenet Healthcare	11,243	[a]	509,982
UnitedHealth Group	110,376		6,614,834
Varian Medical Systems	11,821	[a]	770,020
WellPoint	32,147		2,344,159
Zimmer Holdings	18,680		1,428,086
			63,678,506
Household & Personal Products—2.4%
Avon Products	44,905		1,040,000
Clorox	14,217		1,226,216
Colgate-Palmolive	47,429		5,663,497
Estee Lauder, Cl. A	25,959		1,800,257
Kimberly-Clark	41,799		4,313,239
Procter & Gamble	294,288		22,592,490
			36,635,699
Insurance—4.2%
ACE	36,600		3,262,524
Aflac	50,699		2,760,054
Allstate	51,505		2,537,136
American International Group	159,569	[a]	6,609,348
Aon	33,732		2,035,726
Assurant	9,634		458,000
Berkshire Hathaway, Cl. B	196,488	[a]	20,890,604
Chubb	27,765		2,445,264
Cincinnati Financial	15,871		776,251
Genworth Financial, Cl. A	53,276	[a]	534,358
Hartford Financial Services Group	46,444		1,304,612
Lincoln National	29,338		997,785
Loews	33,807		1,510,159
Marsh & McLennan	58,485		2,223,015
MetLife	118,187		4,608,111
Principal Financial Group	29,462		1,063,578
Progressive	60,753		1,536,443
Prudential Financial	50,010		3,021,604
Torchmark	10,610		658,563
Travelers	40,578		3,465,767

14

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
Unum Group	30,812		859,347
XL Group	31,888		992,992
			64,551,241
Materials—3.3%
Air Products & Chemicals	22,655		1,970,079
Airgas	7,181		694,044
Alcoa	115,390		980,815
Allegheny Technologies	11,468		309,407
Ball	16,399		723,524
Bemis	10,682		420,337
CF Industries Holdings	6,793		1,266,962
Cliffs Natural Resources	15,109	[b]	322,426
Dow Chemical	129,184		4,380,629
E.I. du Pont de Nemours & Co.	100,615		5,484,524
Eastman Chemical	16,764		1,117,321
Ecolab	28,581		2,418,524
FMC	15,182		921,547
Freeport-McMoRan
Copper & Gold	102,716		3,125,648
International Flavors & Fragrances	8,549		659,897
International Paper	47,094		2,212,476
LyondellBasell Industries, Cl. A	41,044		2,491,371
MeadWestvaco	18,751		646,534
Monsanto	57,705		6,164,048
Mosaic	30,247		1,862,913
Newmont Mining	53,683		1,739,329
Nucor	34,195		1,491,586
Owens-Illinois	17,858	[a]	469,308
PPG Industries	15,431		2,270,517
Praxair	31,987		3,656,114
Sealed Air	20,805		460,207
Sherwin-Williams	9,360		1,713,910
Sigma-Aldrich	12,715		1,000,543
United States Steel	15,613	[b]	277,911
Vulcan Materials	13,927		694,679
			51,947,130

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Media—3.6%
Cablevision Systems (NY Group), Cl. A	22,998		341,750
CBS, Cl. B	62,758		2,873,061
Comcast, Cl. A	284,625		11,755,013
DIRECTV	61,563	[a]	3,482,003
Discovery Communications, Cl. A	26,150	[a]	2,061,143
Gannett	24,202		487,912
Interpublic Group of Cos.	44,812		620,198
News Corp., Cl. A	215,468		6,673,044
Omnicom Group	28,218		1,686,590
Scripps Networks Interactive, Cl. A	9,694		645,427
Time Warner	101,115		6,044,655
Time Warner Cable	32,124		3,016,122
Viacom, Cl. B	49,112		3,142,677
Walt Disney	194,302		12,209,938
Washington Post, Cl. B	531	[b]	235,414
			55,274,947
Pharmaceuticals, Biotech &
Life Sciences—8.5%
AbbVie	171,375		7,891,819
Actavis	13,921	[a]	1,471,867
Agilent Technologies	37,450		1,551,928
Alexion Pharmaceuticals	21,049	[a]	2,062,802
Allergan	32,874		3,732,843
Amgen	80,718		8,411,623
Biogen Idec	25,586	[a]	5,601,543
Bristol-Myers Squibb	176,403		7,006,727
Celgene	45,077	[a]	5,322,241
Eli Lilly & Co.	107,715		5,965,257
Forest Laboratories	25,377	[a]	949,354
Gilead Sciences	163,736	[a]	8,291,591
Hospira	17,505	[a]	579,766
Johnson & Johnson	301,005		25,654,656
Life Technologies	19,055	[a]	1,404,163
Merck & Co.	326,472		15,344,184
Mylan	42,750	[a]	1,244,453
PerkinElmer	12,297		376,903

16

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Perrigo	9,528		1,137,738
Pfizer	775,392		22,540,645
Regeneron Pharmaceuticals	8,220	[a]	1,768,451
Thermo Fisher Scientific	38,250		3,086,010
Waters	9,666	[a]	893,138
			132,289,702
Real Estate—2.2%
American Tower	42,274	[c]	3,550,593
Apartment Investment & Management, Cl. A	15,804	[c]	491,662
AvalonBay Communities	12,050	[c]	1,603,132
Boston Properties	16,270	[c]	1,780,426
CBRE Group, Cl. A	33,515	[a]	811,733
Equity Residential	34,773	[c]	2,018,920
HCP	48,912	[c]	2,607,010
Health Care	27,538	[c]	2,064,524
Host Hotels & Resorts	76,551	[c]	1,398,587
Kimco Realty	42,532	[c]	1,011,411
Plum Creek Timber	17,098	[c]	881,231
Prologis	48,766	[c]	2,045,734
Public Storage	15,432	[c]	2,546,280
Simon Property Group	33,761	[c]	6,011,821
Ventas	31,378	[c]	2,498,630
Vornado Realty Trust	18,354	[c]	1,607,076
Weyerhaeuser	58,520	[c]	1,785,445
			34,714,215
Retailing—4.2%
Abercrombie & Fitch, Cl. A	9,428		467,252
Amazon.com	39,165	[a]	9,940,469
AutoNation	5,105	[a]	232,329
AutoZone	4,041	[a]	1,653,133
Bed Bath & Beyond	25,005	[a]	1,720,344
Best Buy	28,871		750,357
CarMax	23,856	[a]	1,098,330
Dollar General	32,579	[a]	1,697,040
Dollar Tree	23,696	[a]	1,126,982

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Expedia	9,985		557,562
Family Dollar Stores	10,546		647,208
GameStop, Cl. A	14,420	[b]	503,258
Gap	32,377		1,230,002
Genuine Parts	16,616		1,268,299
Home Depot	161,061		11,813,824
J.C. Penney	14,946	[a,b]	245,413
Kohl’s	23,418		1,102,051
L Brands	26,534		1,337,579
Lowe’s	120,000		4,610,400
Macy’s	42,449		1,893,225
Netflix	5,973	[a,b]	1,290,586
Nordstrom	16,559		937,074
O’Reilly Automotive	12,022	[a]	1,290,201
PetSmart	11,702		798,544
priceline.com	5,335	[a]	3,713,107
Ross Stores	24,345		1,608,474
Staples	74,111	[b]	981,230
Target	69,410		4,897,570
The TJX Companies	77,661		3,787,527
Tiffany & Co.	13,290		979,207
TripAdvisor	11,841	[a]	622,600
Urban Outfitters	11,067	[a]	458,616
			65,259,793
Semiconductors & Semiconductor
Equipment—2.0%
Advanced Micro Devices	61,810	[a,b]	174,304
Altera	34,802		1,114,012
Analog Devices	32,554		1,432,050
Applied Materials	127,426		1,848,951
Broadcom, Cl. A	55,627		2,002,572
First Solar	5,722	[a,b]	266,416
Intel	533,696		12,782,019
KLA-Tencor	17,379		942,811
Lam Research	17,607	[a]	813,796

18

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Linear Technology	23,846		870,379
LSI	59,811	[a]	391,164
Microchip Technology	20,119	[b]	732,734
Micron Technology	109,789	[a]	1,034,212
NVIDIA	66,278		912,648
Teradyne	20,839	[a]	342,593
Texas Instruments	119,925		4,342,484
Xilinx	27,707		1,050,372
			31,053,517
Software & Services—9.4%
Accenture, Cl. A	69,366		5,649,167
Adobe Systems	53,901	[a]	2,429,857
Akamai Technologies	19,883	[a]	873,063
Autodesk	24,358	[a]	959,218
Automatic Data Processing	52,613		3,542,959
BMC Software	14,253	[a]	648,226
CA	34,770		937,747
Citrix Systems	20,250	[a]	1,258,943
Cognizant Technology Solutions, Cl. A	32,331	[a]	2,095,049
Computer Sciences	16,828		788,392
eBay	125,499	[a]	6,574,893
Electronic Arts	34,662	[a]	610,398
Fidelity National Information Services	31,300		1,316,165
Fiserv	14,445	[a]	1,316,084
Google, Cl. A	28,761	[a]	23,715,458
International Business Machines	112,938		22,874,463
Intuit	29,917		1,784,250
MasterCard, Cl. A	11,420		6,314,461
Microsoft	812,417		26,891,003
Oracle	398,154		13,051,488
Paychex	35,227	[b]	1,282,615
Red Hat	21,065	[a]	1,009,645
SAIC	27,919	[b]	417,110
salesforce.com	57,944	[a]	2,382,078

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Symantec	73,075	[a]	1,775,723
Teradata	18,404	[a]	939,892
Total System Services	17,988		424,877
VeriSign	17,348	[a]	799,222
Visa, Cl. A	55,802		9,400,405
Western Union	61,517		911,067
Yahoo!	104,873	[a]	2,593,509
			145,567,427
Technology Hardware & Equipment—6.2%
Amphenol, Cl. A	17,274		1,304,532
Apple	101,176		44,795,674
Cisco Systems	574,249		12,013,289
Corning	161,537		2,342,287
Dell	159,301		2,134,633
EMC	226,637	[a]	5,083,468
F5 Networks	8,551	[a]	653,553
FLIR Systems	15,907		386,699
Harris	12,362		571,124
Hewlett-Packard	210,571		4,337,763
Jabil Circuit	19,733		351,247
JDS Uniphase	22,706	[a]	306,531
Juniper Networks	55,469	[a]	918,012
Molex	15,215		419,478
Motorola Solutions	29,622		1,694,378
NetApp	38,225	[a]	1,333,670
QUALCOMM	185,005		11,400,008
SanDisk	25,660	[a]	1,345,610
Seagate Technology	34,498		1,266,077
TE Connectivity	44,634		1,943,811
Western Digital	24,269		1,341,590
Xerox	131,794		1,130,793
			97,074,227

20

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services—3.0%
AT&T	592,611		22,199,208
CenturyLink	67,250	[b]	2,526,583
Crown Castle International	31,673	[a]	2,438,821
Frontier Communications	103,977	[b]	432,544
Sprint Nextel	327,380	[a]	2,308,029
Verizon Communications	307,881		16,597,865
Windstream	60,757	[b]	517,650
			47,020,700
Transportation—1.6%
C.H. Robinson Worldwide	17,070		1,013,787
CSX	111,348		2,738,047
Expeditors International of Washington	22,133		795,239
FedEx	31,675		2,977,767
Norfolk Southern	34,607		2,679,274
Ryder System	4,987		289,595
Southwest Airlines	78,698		1,078,163
Union Pacific	50,296		7,441,796
United Parcel Service, Cl. B	76,468		6,564,013
			25,577,681
Utilities—3.6%
AES	68,908		955,065
AGL Resources	12,098		530,497
Ameren	25,258		915,603
American Electric Power	52,506		2,700,384
CenterPoint Energy	46,762		1,154,086
CMS Energy	28,694		859,098
Consolidated Edison	31,129		1,981,361
Dominion Resources	62,039		3,826,566
DTE Energy	18,581		1,354,183
Duke Energy	76,191		5,729,563
Edison International	35,135		1,890,263
Entergy	18,773		1,337,201

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
Exelon	91,259		3,423,125
FirstEnergy	45,329		2,112,331
Integrys Energy Group	8,306		511,317
NextEra Energy	45,741		3,752,134
NiSource	33,400		1,026,382
Northeast Utilities	33,141		1,502,282
NRG Energy	34,814		970,266
ONEOK	22,546		1,157,963
Pepco Holdings	25,121		567,735
PG&E	47,193		2,286,029
Pinnacle West Capital	11,382		693,164
PPL	61,501		2,052,903
Public Service Enterprise Group	54,531		1,996,380
SCANA	14,191		769,152
Sempra Energy	24,372		2,019,220
Southern	93,843		4,526,048
TECO Energy	23,390		447,451
Wisconsin Energy	24,762		1,112,804
Xcel Energy	52,546		1,670,437
			55,830,993
Total Common Stocks
(cost $1,064,604,799)			1,534,968,877
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.07%, 6/13/13
(cost $859,930)	860,000	[d]	859,982

Other Investment—1.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $16,955,773)	16,955,773	[e]	16,955,773

22

Investment of Cash Collateral
for Securities Loaned—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,515,962)	10,515,962 [e]	10,515,962
Total Investments (cost $1,092,936,464)	100.7%	1,563,300,594
Liabilities, Less Cash and Receivables	(.7%)	(10,810,778)
Net Assets	100.0%	1,552,489,816

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was $14,739,477 and the value of the collateral held by the fund was $15,042,807, consisting of cash collateral of $10,515,962 and
U.S Government & Agency securities valued at $4,526,845.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Energy	10.5	Telecommunication Services	3.0
Software & Services	9.4	Banks	2.8
Pharmaceuticals,		Food & Staples Retailing	2.4
Biotech & Life Sciences	8.5	Household & Personal Products	2.4
Capital Goods	7.4	Real Estate	2.2
Diversified Financials	6.7	Semiconductors &
Technology Hardware & Equipment	6.2	Semiconductor Equipment	2.0
Food, Beverage & Tobacco	6.1	Consumer Services	1.9
Insurance	4.2	Short-Term/Money Market Investments	1.9
Retailing	4.2	Transportation	1.6
Health Care Equipment & Services	4.1	Consumer Durables & Apparel	1.2
Media	3.6	Automobiles & Components	.8
Utilities	3.6	Commercial & Professional Services	.7
Materials	3.3		100.7

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF FINANCIAL FUTURES

April 30, 2013 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2013	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	223	17,753,030	June 2013	392,473

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,739,477)—Note 1(b):
Unaffiliated issuers	1,065,464,729	1,535,828,859
Affiliated issuers	27,471,735	27,471,735
Cash		1,029,444
Dividends and securities lending income receivable		1,399,727
Receivable for shares of Capital Stock subscribed		800,271
Receivable for investment securities sold		384,408
Receivable for futures variation margin—Note 4		46,403
		1,566,960,847
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		235,585
Liability for securities on loan—Note 1(b)		10,515,962
Payable for shares of Capital Stock redeemed		1,947,039
Payable for investment securities purchased		1,768,445
Accrued expenses		4,000
		14,471,031
Net Assets ($)		1,552,489,816
Composition of Net Assets ($):
Paid-in capital		1,091,793,227
Accumulated undistributed investment income—net		8,551,097
Accumulated net realized gain (loss) on investments		(18,611,111)
Accumulated net unrealized appreciation (depreciation)
on investments (including $392,473 net unrealized
appreciation on financial futures)		470,756,603
Net Assets ($)		1,552,489,816
Shares Outstanding
(150 millon shares of $.001 par value Capital Stock authorized)		47,247,756
Net Asset Value, offering and redemption price per share ($)		32.86

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $17,746 foreign taxes withheld at source):
Unaffiliated issuers	16,774,347
Affiliated issuers	11,549
Income from securities lending—Note 1(b)	51,544
Interest	425
Total Income	16,837,865
Expenses:
Management fee—Note 3(a)	1,424,933
Directors’ fees—Note 3(a,b)	53,184
Loan commitment fees—Note 2	5,420
Interest expense—Note 2	37
Total Expenses	1,483,574
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(53,184)
Net Expenses	1,430,390
Investment Income—Net	15,407,475
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,861,278
Net realized gain (loss) on financial futures	2,270,970
Net Realized Gain (Loss)	13,132,248
Net unrealized appreciation (depreciation) on investments	164,310,861
Net unrealized appreciation (depreciation) on financial futures	1,014,586
Net Unrealized Appreciation (Depreciation)	165,325,447
Net Realized and Unrealized Gain (Loss) on Investments	178,457,695
Net Increase in Net Assets Resulting from Operations	193,865,170

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	15,407,475	24,450,612
Net realized gain (loss) on investments	13,132,248	16,984,335
Net unrealized appreciation
(depreciation) on investments	165,325,447	127,060,228
Net Increase (Decrease) in Net Assets
Resulting from Operations	193,865,170	168,495,175
Dividends to Shareholders from ($):
Investment income—net	(15,045,450)	(22,363,506)
Capital Stock Transactions ($):
Net proceeds from shares sold	245,615,181	348,665,208
Dividends reinvested	12,780,675	19,038,337
Cost of shares redeemed	(253,959,809)	(260,041,940)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,436,047	107,661,605
Total Increase (Decrease) in Net Assets	183,255,767	253,793,274
Net Assets ($):
Beginning of Period	1,369,234,049	1,115,440,775
End of Period	1,552,489,816	1,369,234,049
Undistributed investment income—net	8,551,097	8,189,072
Capital Share Transactions (Shares):
Shares sold	7,943,438	12,512,466
Shares issued for dividends reinvested	441,060	708,644
Shares redeemed	(8,258,501)	(9,422,849)
Net Increase (Decrease) in Shares Outstanding	125,997	3,798,261

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	29.06		25.75	24.29	21.26	20.18	32.30
Investment Operations:
Investment income—net[a]	.33		.55	.48	.43	.44	.56
Net realized and
unrealized gain
(loss) on investments	3.79		3.27	1.45	3.02	1.42	(12.08)
Total from
Investment Operations	4.12		3.82	1.93	3.45	1.86	(11.52)
Distributions:
Dividends from
investment income—net	(.32)		(.51)	(.47)	(.42)	(.46)	(.60)
Dividends from net realized
gain on investments	—		—	—	—	(.32)	—
Total Distributions	(.32)		(.51)	(.47)	(.42)	(.78)	(.60)
Net asset value,
end of period	32.86		29.06	25.75	24.29	21.26	20.18
Total Return (%)	14.34	[b]	15.00	7.94	16.39	9.84	(36.23)
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.21	[c]	.21	.21	.21	.21	.21
Ratio of net expenses
to average net assets	.20	[c]	.20	.20	.20	.20	.20
Ratio of net investment
income to average
net assets	2.16	[c]	1.97	1.84	1.85	2.38	2.07
Portfolio Turnover Rate	1.68	[b]	3.28	2.12	7.64	4.99	4.84
Net Assets, end of period
($ x 1,000)	1,552,490		1,369,234	1,115,441	923,496	855,312	866,815

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series including the fund.The fund’s investment objective seeks to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short

30

positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,533,534,202	—	—	1,533,534,202
Equity Securities—
Foreign
Common Stocks†	1,434,675	—	—	1,434,675
Mutual Funds	27,471,735	—	—	27,471,735
U.S. Treasury	—	859,982	—	859,982
Other Financial
Instruments:
Financial Futures††	392,473	—	—	392,473

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

32

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013,The Bank of NewYork Mellon earned $22,090 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales($)	4/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	24,195,395	110,720,105	117,959,727	16,955,773	1.1
Dreyfus
Institutional
Cash
Advantage
Fund	10,338,697	51,038,541	50,861,276	10,515,962.7
Total	34,534,092	161,758,646	168,821,003	27,471,735	1.8

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were

34

under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $9,416,457 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $3,024,265 of the carryover expires in fiscal year 2017, $6,259,621 expires in fiscal year 2018 and $132,571 expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $22,363,506. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2013 was approximately $6,600 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by the Manager amounted to $53,184.

36

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $250,222, which are offset against an expense reimbursement currently in effect in the amount of $14,637.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2013, amounted to $45,075,694 and $23,780,815, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at April 30, 2013 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2013:

Average Market Value ($)
Equity financial futures	25,229,966

At April 30, 2013, accumulated net unrealized appreciation on investments was $470,364,130, consisting of $550,508,917 gross unrealized appreciation and $80,144,787 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two step transaction with shares being repurchased byTribune in a tender offer in June 2007 (“Step One”) and in a go-private merger in December 2007 (“Step Two”). In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state

38

and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims.These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (The Official Committee of Unsecured Creditors ofTribune Co. v. FitzSimons, et al., formerly Bankr. D. Del.Adv. Pro. No. 10-54010 (KJC) and now S.D.N.Y. No. 12-cv-2652 (RJS)).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee seeks recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There are 35 other counts in the Fourth Amended Complaint that do not relate to claims against Shareholder Defendants, but instead are brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. On May 17, 2013, the plaintiff requested permission from the Court to file a Fifth Amended Complaint and submitted the proposed complaint (with revised exhibits) to the Court.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The proposed Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. If successful, the motion would dismiss nearly 50 cases in the Tribune MDL in full, but not the FitzSimons case.

Per order of the Court, the FitzSimons case remains stayed until a decision is rendered on the motion to dismiss the other cases in the Tribune MDL. No response to the Fourth Amended Complaint is currently required.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, ranking in the first quartile of the Performance Group and Performance Universe for all periods, except the one-year period when the fund was ranked in the second quartile of the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fundís ìunitaryî fee structure, the Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

42

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund

The Fund 43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fundís performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

44

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Boardís conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 45

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
20	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S.Treasury Reserves, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

By the end of the reporting period, U.S. financial markets generally rallied from the summer of 2012 through April 2013, with some equity indices setting new records in response to improving economic conditions. In addition, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board. However, these low interest rate policies kept money market yields near historical lows.

Our chief economist currently expects the U.S. economic recovery to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in a global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus U.S. Treasury Reserves’ Investor shares produced an annualized yield of 0.00%, and Class R shares produced an annualized yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Yields of short-term U.S.Treasury obligations remained near zero percent throughout the reporting period as short-term interest rates were unchanged despite mounting evidence of more robust economic growth.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of direct U.S.Treasury obligations with remaining maturities of 13 months or less, as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund normally invests only in direct obligations of the U.S.Treasury and in repurchase agreements secured by these obligations.

U.S. Economic Recovery Gained Momentum

The reporting period began in the midst of generally improving economic sentiment, after the U.S. Department of Commerce announced that GDP had grown during the third quarter of 2012 at a respectable 3.1% annualized rate, the U.S. Department of Labor reported that the unemployment rate had dropped to 7.9%, and the Federal Reserve Board (the “Fed”) embarked on a third round of quantitative easing involving purchases of $40 billion of mortgage-backed securities per month over an indefinite period. In addition, the Fed extended its commitment to maintaining the overnight federal funds rate in a historically low range between 0% and 0.25% through the middle of 2015.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In November, the unemployment rate remained steady at 7.9% while 146,000 new jobs were added to the economy. Home prices rose for the sixth straight month, and pending home sales reached a five-year high. However, manufacturing activity contracted slightly. December saw the addition of 164,000 jobs, a 7.8% unemployment rate, and a mild rebound in manufacturing activity. On the other hand, consumer confidence declined somewhat, and retailers reported relatively sluggish sales during the holiday season. Many analysts were surprised when the U.S. Department of Commerce announced a disappointing 0.4% annualized economic growth rate for the fourth quarter, which was attributed mainly to reductions in federal spending, particularly on defense, and uncertainty surrounding automatic spending cuts and tax hikes scheduled for the start of 2013. Other indicators proved somewhat more encouraging, including gains in personal consumption, durable goods purchases, and housing market activity.

Data from January 2013 continued to portray a sluggish economic recovery, as the economy added 157,000 jobs, but the unemployment rate inched upwards to 7.9%. Matters improved markedly in February, when the unemployment rate slid to 7.7% as 236,000 new jobs were created. Employment gains were particularly strong in the professional and business services, construction, and health care industries. Moreover, manufacturing activity increased in February for the third consecutive month, and retail sales posted significant gains. Just 88,000 new jobs were added in March, but the unemployment rate edged lower to 7.6%. Both the manufacturing and services sectors of the U.S. economy posted gains in March, helping the U.S. economy achieve an estimated 2.5% annualized growth rate for the first quarter of 2013.

The gradual economic recovery seemed to continue in April, when the private sector added 176,000 jobs, while the unemployment rate fell to a multi-year low of 7.5% as some discouraged workers left the labor force.Yet, the service and manufacturing sectors continued to expand, and some stock market indices approached record high levels, suggesting that investors remained optimistic about the future.

4

Focusing on Quality and Liquidity

Despite evidence of more robust U.S. economic growth, short-term interest rates and yields of U.S. Treasury bills remained near zero percent throughout the reporting period. Moreover, yield differences along the market’s maturity spectrum stayed relatively narrow.Therefore, we continued to maintain the fund’s weighted average maturity in a position we considered to be roughly in line with market averages.

The Fed has shown no signs of moving away from its aggressively accommodative monetary policy amid low inflation and moderate economic growth. Consequently, as we have for some time, we intend to keep the fund’s focus on quality and liquidity.

May 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.60	$.60
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.60	$.60
Ending value (after expenses)	$1,024.20	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .12% for Investor shares and .12% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—10.4%	Purchase (%)	Amount ($)	Value ($)
5/16/13	0.13	20,000,000	19,998,917
6/13/13	0.09	20,000,000	19,997,850
Total U.S. Treasury Bills
(cost $39,996,767)			39,996,767

U.S. Treasury Notes—30.1%
7/15/13	0.05	15,000,000	15,029,350
8/15/13	0.07	35,000,000	35,069,625
9/16/13	0.12	15,000,000	15,035,189
9/30/13	0.14	10,000,000	10,124,556
10/15/13	0.11	30,000,000	30,052,798
2/28/14	0.13	10,000,000	10,140,352
Total U.S. Treasury Notes
(cost $115,451,870)			115,451,870

Repurchase Agreements—59.3%
Citigroup Global Markets Holdings Inc.
dated 4/30/13, due 5/1/13 in the
amount of $85,000,307 (fully
collateralized by $35,242,900
U.S. Treasury Bonds, 6.25%,
due 8/15/23, value $51,023,833
and $35,607,900 U.S. Treasury
Notes, 0.25%, due 6/30/14,
value $35,676,222)	0.13	85,000,000	85,000,000
Goldman, Sachs & Co.
dated 4/30/13, due 5/1/13 in the
amount of $58,000,129 (fully
collateralized by $58,034,700
U.S. Treasury Notes, 0.75%-2.13%,
due 2/29/16-12/31/17,
value $59,160,041)	0.08	58,000,000	58,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Annualized
		Yield on
		Date of	Principal
Repurchase Agreements (continued)		Purchase (%)	Amount ($)	Value ($)
JPMorgan Chase & Co.
dated 4/30/13, due 5/1/13 in the
amount of $85,000,331 (fully
collateralized by $82,450,000
U.S. Treasury Notes, 2%, due 1/31/16,
value $86,700,890)		0.14	85,000,000	85,000,000
Total Repurchase Agreements
(cost $228,000,000)				228,000,000

Total Investments (cost $383,448,637)			99.8%	383,448,637

Cash and Receivables (Net)			.2%	679,008

Net Assets			100.0%	384,127,645

Portfolio Summary (Unaudited)†

Value (%)				Value (%)
Repurchase Agreements	59.3	U.S. Treasury Bills		10.4
U.S. Treasury Notes	30.1			99.8

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $228,000,000)—Note 1(b)	383,448,637	383,448,637
Cash		526,064
Interest receivable		176,761
Receivable for shares of Capital Stock subscribed		1,371
		384,152,833
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		21,502
Payable for shares of Capital Stock redeemed		3,686
		25,188
Net Assets ($)		384,127,645
Composition of Net Assets ($):
Paid-in capital		384,127,645
Net Assets ($)		384,127,645

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	134,141,349	249,986,296
Shares Outstanding	134,141,220	249,986,425
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Interest Income	209,237
Expenses:
Management fee—Note 2(a)	868,438
Distribution fees (Investor Shares)—Note 2(b)	125,702
Directors’ fees—Note 2(a,c)	11,946
Total Expenses	1,006,086
Less—reduction in expenses due to undertaking—Note 2(a)	(784,966)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(11,946)
Net Expenses	209,174
Investment Income—Net, representing net increase
in net assets resulting from operations	63

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment Income—Net, representing net increase
in net assets resulting from operations	63	112
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(22)	(1,958)
Class R Shares	(41)	(2,544)
Total Dividends	(63)	(4,502)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	59,011,245	67,867,906
Class R Shares	282,938,137	603,265,823
Dividends reinvested:
Investor Shares	22	1,928
Class R Shares	—	28
Cost of shares redeemed:
Investor Shares	(46,898,496)	(71,823,080)
Class R Shares	(247,342,486)	(541,985,227)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	47,708,422	57,327,378
Total Increase (Decrease) in Net Assets	47,708,422	57,322,988
Net Assets ($):
Beginning of Period	336,419,223	279,096,235
End of Period	384,127,645	336,419,223

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2013				Year Ended October 31,
Investor Shares	(Unaudited)		2012		2011		2010		2009		2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.016
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.000)[a]		(.016)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.01		1.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	[c]	.71		.71		.71		.73		.72
Ratio of net expenses
to average net assets	.12	[c]	.10		.12		.21		.39		.68
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.01		1.51
Net Assets, end of period
($ x 1,000)	134,141		122,029		125,984		116,980		125,821		154,823

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

12

Six Months Ended
	April 30, 2013				Year Ended October 31,
Class R Shares	(Unaudited)		2012		2011		2010		2009		2008
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.018
Distributions:
Dividends from
investment income—net	(.000)[a]		(.000)	[a]	(.000)	[a]	(.000)[a]		(.000)[a]		(.018)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.01		1.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	[c]	.51		.50		.51		.53		.52
Ratio of net expenses
to average net assets	.12	[c]	.11		.12		.21		.38		.49
Ratio of net investment income
to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.01		1.35
Net Assets, end of period
($ x 1,000)	249,986		214,391		153,112		196,629		400,154		502,085

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do

14

so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	383,448,637
Level 3—Significant Unobservable Inputs	—
Total	383,448,637
† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is

16

earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Distribution Plan fees and fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2013, fees reimbursed by the Manager amounted to $11,946.

18

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $363,854 for Investor shares and $421,112 for Class R shares during the period ended April 30, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2013, Investor shares were charged $125,702 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $143,553 and Distribution Plan fees $21,918, which are offset against an expense reimbursement currently in effect in the amount of $143,969.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 19

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

20

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or within two basis points of the Performance Group medians and at or within one basis point of the Performance Universe medians for the various periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee (which was zero) was at the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

The Fund 21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund

22

grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

24

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
21	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
51	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Fixed Income Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. fixed-income markets generally produced good results over the past six months, as longer term and higher yielding securities benefited from robust investor demand, while shorter term bonds and U.S. government securities posted less impressive, but still positive, results amid improving economic conditions. Indeed, by the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues.As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by David Leduc, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of 4.96%, Class C shares returned 4.57% and Class I shares returned 5.10%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, achieved a total return of 0.90% for the same period.2

With interest rates anchored on the short end of the market’s maturity spectrum by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, investor demand proved robust among income-oriented investors seeking higher yields from longer term and riskier market sectors over the reporting period.The fund produced higher returns than its benchmark, primarily due to its emphasis on better performing corporate securities and European sovereign bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had improved by the start of the reporting period in the midst of better U.S. employment and housing market trends, a new quantitative easing program from the European Central Bank, and expectations that new political leadership in Japan and China might lead to stronger regional growth.Although investor optimism

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

faltered toward year-end 2012 due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries. Additional releases of encouraging economic data helped support bond prices over the opening months of 2013.As a result, investors increasingly turned away from traditional safe havens, such as U.S. government securities, and toward riskier assets, including corporate-backed bonds.An improving business environment further buoyed prices of corporate-backed securities, reducing yield differences along the market sector’s credit-quality spectrum.

While prices of U.S. government securities ended the reporting period mostly unchanged from where they began, bouts of market volatility in the interim were cushioned by the Fed’s aggressively accommodative monetary policy initiatives, including an open-ended round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month. In addition, the Fed’s easy money policies helped mitigate the impact of uncertainty stemming from an ongoing political debate regarding U.S. fiscal policy.

Security Selection Strategy Produced Positive Results

The fund’s relative performance was bolstered during the reporting period by an underweighted position in U.S. government securities and overweighted exposure to higher yielding market sectors. U.S. investment-grade and high yield corporate bonds achieved particularly robust results.The fund received relatively strong contributions to performance from recently established positions in sovereign bonds from Ireland, Portugal, Spain, and Italy, all of which rallied from depressed levels. Commercial mortgage-backed securities and asset-backed securities also fared well. To a lesser degree, bonds from emerging markets, such as Mexico, had a positive impact on the fund’s relative results.

Our interest rate strategies proved less advantageous as we positioned the fund for rising interest rates in the recovering global economy. However, the use of call options helped offset the negative consequences of relatively short average durations among the fund’s U.S. and German sovereign bond holdings.We also employed put options at times during the reporting period to manage the risks of unexpected changes in interest rates.

Positioned for Further Economic Improvement

We have adopted a cautiously optimistic outlook as of the reporting period’s end.

Although we are aware that the U.S. and global economies remain vulnerable to a

4

number of headwinds, recent economic data suggests that interest rates in Germany, Japan, and the United States have little room for further declines and eventually will begin to rise as the economic recovery gains momentum. Conversely, interest rates in the peripheral members of the European Union still appear to have room to fall. We also have identified potential opportunities in currency exchange markets, where recent government interventions have produced pockets of attractive value. By opportunistically shifting assets among global currency and bond markets, we believe that the fund can produce competitive results regardless of changing interest rates in any single market.

May 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the Dreyfus Corporation pursuant to an agreement in effect through July 4, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.59	$9.38	$4.32
Ending value (after expenses)	$1,049.60	$1,045.70	$1,051.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.51	$9.25	$4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—93.4%	Rate (%)	Date	Amount ($)	[a]	Value ($)
Asset-Backed Certificates—.7%
Keycorp Student Loan Trust,
Ser. 1999-B, Cl. Ctfs	1.01	11/25/36	210,000	[b]	184,810
Springleaf Funding Trust,
Ser. 2013-AA, Cl. A	2.58	9/15/21	200,000	[c]	200,312
					385,122
Asset-Backed Ctfs./
Auto Receivables—6.3%
Ally Master Owner Trust,
Ser. 2012-3, Cl. D	2.55	6/15/17	235,000	[b,c]	236,865
Ally Master Owner Trust,
Ser. 2012-1, Cl. D	3.12	2/15/17	165,000	[c]	165,990
American Credit Acceptance
Receivables, Ser. 2013-1, Cl. C	3.52	2/15/19	230,000	[c]	230,971
AmeriCredit Automobile Receivables
Trust, Ser. 2012-5, Cl. E	3.29	5/8/20	250,000	[c]	256,608
AmeriCredit Automobile Receivables
Trust, Ser. 2012-2, Cl. D	3.38	4/9/18	250,000		260,691
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	150,000		162,792
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. D	3.52	8/8/16	185,071		185,121
DT Auto Owner Trust,
Ser. 2011-3A, Cl. C	4.03	2/15/17	250,000	[c]	252,802
DT Auto Owner Trust,
Ser. 2011-2A, Cl. D	4.36	12/15/16	250,000	[c]	254,645
Flagship Credit Auto Trust,
Ser. 2013-1, Cl. C	3.59	3/15/19	175,000	[c]	178,699
Ford Credit Auto Owner Trust,
Ser. 2012-C, Cl. D	2.43	1/15/19	270,000		274,003
Ford Credit Floorplan Master Owner
Trust, Ser. 2012-1, Cl. D	2.30	1/15/16	170,000	[b]	170,948
Prestige Auto Receivables Trust,
Ser. 2013-1A, Cl. D	3.04	7/15/20	225,000	[c]	225,720
Santander Drive Auto Receivables
Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	55,000		56,112
Santander Drive Auto Receivables
Trust, Ser. 2012-2, Cl. D	3.87	2/15/18	240,000		253,144

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	160,000		170,903
					3,336,014
Asset-Backed Ctfs./Equipment—.4%
CIT Equipment Collateral,
Ser. 2010-VT1A, Cl. D	7.33	9/15/17	200,000	[c]	201,526
Asset-Backed Ctfs./
Home Equity Loans—6.9%
ACE Securities,
Ser. 2004-HE4, Cl. M2	1.18	12/25/34	260,104	[b]	242,949
Asset Backed Funding Certificates,
Ser. 2006-OPT3, Cl. A3B	0.36	11/25/36	340,582	[b]	180,588
Carrington Mortgage Loan Trust,
Ser. 2006-NC2, Cl. A2	0.29	6/25/36	297,542	[b]	287,376
Chase Funding Trust,
Ser. 2004-2, Cl. 1A4	5.32	2/25/35	219,058		223,740
Citicorp Residential Mortgage
Securities Trust, Ser. 2006-1,
Cl. A4	5.94	7/25/36	89,508	[b]	89,469
Citigroup Mortgage Loan Trust,
Ser. 2007-AHL1, Cl. A2B	0.34	12/25/36	455,614	[b]	357,995
Citigroup Mortgage Loan Trust,
Ser. 2006-WFH2, Cl. A2A	0.35	8/25/36	201,640	[b]	191,150
Fremont Home Loan Trust,
Ser. 2004-2, Cl. M2	1.13	7/25/34	268,644	[b]	254,184
Home Equity Asset Trust,
Ser. 2004-7, Cl. M2	1.19	1/25/35	173,626	[b]	172,767
JP Morgan Mortgage Acquisition,
Ser. 2007-CH5, Cl. A3	0.31	5/25/37	215,123	[b]	202,667
JP Morgan Mortgage Acquisition,
Ser. 2006-FRE2, Cl. A3	0.38	2/25/36	248,603	[b]	241,237
Long Beach Mortgage Loan Trust,
Ser. 2004-3, Cl. M2	1.10	7/25/34	130,580	[b]	127,028
Nationstar Home Equity Loan Trust,
Ser. 2007-A, Cl. AV3	0.35	3/25/37	196,094	[b]	183,925
New Century Home Equity Loan
Trust, Ser. 2004-3, Cl. M2	1.18	11/25/34	213,926	[b]	202,948

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Home Equity Loans (continued)
Residential Asset Securities,
Ser. 2007-KS4, Cl. A2	0.38	5/25/37	302,955	[b]	291,385
Structured Asset Securities Corp.
Mortgage Loan Trust,
Ser. 2007-GEL1, Cl. A1	0.30	1/25/37	251,263	[b,c]	236,763
Structured Asset Securities Corp.
Mortgage Loan Trust,
Ser. 2006-AM1, Cl. A4	0.36	4/25/36	204,937	[b]	188,380
					3,674,551
Casinos—.1%
Ameristar Casinos,
Gtd. Notes	7.50	4/15/21	55,000		61,600
Commercial Mortgage
Pass-Through Ctfs.—3.5%
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2004-6, Cl. A4	4.63	12/10/42	100,000	[b]	101,965
Extended Stay America Trust,
Ser. 2013-ESH7, Cl. D7	4.04	12/5/31	185,000	[b,c]	194,733
GE Capital Commercial Mortgage,
Ser. 2005-C2, Cl. AJ	5.06	5/10/43	130,000	[b]	138,218
GE Capital Commercial Mortgage,
Ser. 2006-C1, Cl. AJ	5.29	3/10/44	90,000	[b]	91,991
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. D	4.21	2/10/21	80,000	[c]	80,728
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. E	4.95	2/10/21	100,000	[c]	96,752
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2011-C4, Cl. E	5.57	7/15/46	115,000	[b,c]	122,660
LB-UBS Commercial
Mortgage Trust,
Ser. 2007-C7, Cl. AJ	6.48	9/15/45	130,000	[b]	125,948
Morgan Stanley Capital I, Trust
Ser. 2005-HQ6, Cl. AJ	5.07	8/13/42	275,000	[b]	288,840
RREF 2012 LT1,
Ser. 2013-LT2, Cl. A	2.83	5/22/28	212,312	[c]	212,502

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
S2 Hospitality,
Ser. 2012-LV1, Cl. A		4.50	4/15/25	126,624	[c]	126,618
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C29, Cl. AJ		5.37	11/15/48	200,000	[b]	188,662
WF-RBS Commercial Mortgage Trust,
Ser. 2011-C5, Cl. C		5.82	11/15/44	60,000	[b,c]	70,789
						1,840,406
Consumer Discretionary—4.4%
CCO Holdings,
Gtd. Notes		5.75	9/1/23	150,000	[c]	156,375
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B		7.63	3/15/20	285,000		308,512
DISH DBS,
Gtd. Notes		7.13	2/1/16	240,000		266,400
Ford Motor,
Sr. Unscd. Notes		7.45	7/16/31	415,000		554,265
Goodyear Tire & Rubber,
Gtd. Notes		6.50	3/1/21	270,000	[d]	283,837
Reynolds Group,
Gtd. Notes		9.88	8/15/19	230,000		258,750
Rite Aid,
Gtd. Notes		9.50	6/15/17	60,000		62,475
Staples,
Sr. Unscd. Notes		4.38	1/12/23	410,000	[d]	427,569
United Rentals North America,
Gtd. Notes		7.38	5/15/20	35,000		39,812
						2,357,995
Consumer Staples—1.0%
Aralco Finance,
Gtd. Notes		10.13	5/7/20	300,000	[c]	298,158
Tonon Bioenergia,
Sr. Unscd. Notes		9.25	1/24/20	200,000	[c]	208,500
						506,658
Energy—1.3%
Kodiak Oil & Gas,
Gtd. Notes		5.50	1/15/21	295,000	[c]	311,594
Repsol International Finance,
Gtd. Notes	EUR	4.38	2/20/18	200,000		289,543

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Unit,
Gtd. Notes		6.63	5/15/21	95,000		102,125
						703,262
Financial—21.6%
Ally Financial,
Gtd. Notes		4.63	6/26/15	335,000		353,187
Ally Financial,
Gtd. Notes		5.50	2/15/17	545,000		596,558
Ally Financial,
Gtd. Notes		8.00	11/1/31	150,000		198,187
American
International Group,
Jr. Sub. Debs		8.18	5/15/68	430,000	[b]	583,725
AXA,
Jr. Sub. Notes	EUR	5.78	7/29/49	160,000	[b]	216,426
Bancolombia,
Sub. Notes		5.13	9/11/22	280,000	[d]	287,420
Bank of Ireland,
Gov’t Gtd. Notes	EUR	4.00	1/28/15	380,000		521,013
BBVA US Senior,
Bank Gtd. Notes		4.66	10/9/15	400,000		415,920
CIT Group,
Sr. Unscd. Notes		4.25	8/15/17	305,000		324,444
CIT Group,
Sr. Unscd. Notes		5.00	5/15/17	90,000		98,550
Citigroup,
Jr. Sub. Notes		5.95	12/29/49	275,000	[b]	288,406
Corpbanca,
Sr. Unscd. Notes		3.13	1/15/18	200,000		200,903
Countrywide Financial,
Sub. Notes		6.25	5/15/16	485,000		541,526
EPR Properties,
Gtd. Notes		5.75	8/15/22	180,000		200,791
FCE Bank,
Sr. Unscd. Notes	GBP	5.13	11/16/15	150,000		252,868
Genworth Financial,
Gtd. Notes		4.95	10/1/15	80,000		85,848
Genworth Financial,
Gtd. Notes		7.20	2/15/21	35,000		42,323

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Genworth Financial,
Gtd. Notes		7.70	6/15/20	230,000		281,681
Hub International,
Gtd. Notes		8.13	10/15/18	35,000	[c]	37,844
International Lease Finance,
Sr. Unscd. Notes		3.88	4/15/18	360,000		366,075
International Lease Finance,
Sr. Unscd. Notes		4.88	4/1/15	205,000		216,245
International Lease Finance,
Sr. Unscd. Notes		6.25	5/15/19	205,000		230,881
Intesa Sanpaolo,
Sr. Unscd. Notes		3.13	1/15/16	400,000		400,112
Intesa Sanpaolo,
Sr. Unscd. Notes		6.50	2/24/21	375,000	[c]	408,765
Intesa Sanpaolo,
Unscd. Notes		3.88	1/16/18	270,000		270,472
Kaisa Group Holdings,
Sr. Unscd. Notes		8.88	3/19/18	200,000	[c,d]	214,000
LBG Capital Number 1,
Gtd. Notes		8.00	12/29/49	200,000	[b,c]	215,142
Lloyds TSB Bank,
Covered Bonds	EUR	4.00	9/29/21	60,000		94,552
Lloyds TSB Bank,
Gtd. Notes		6.50	9/14/20	100,000	[c]	114,432
Lloyds TSB Bank,
Sub. Notes	EUR	6.50	3/24/20	80,000		124,323
Lloyds TSB Bank,
Sub. Notes		9.88	12/16/21	175,000	[b]	209,103
Merrill Lynch & Co.,
Sr. Unscd. Notes		6.88	4/25/18	100,000		121,701
Prudential Financial,
Jr. Sub. Notes		5.20	3/15/44	160,000	[b]	163,400
Royal Bank of Scotland,
Sub. Notes		0.98	3/9/15	225,000	[b]	220,477
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	175,000	[b]	207,892

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Royal Bank Scotland Group,
Sub. Notes		6.13	12/15/22	100,000		107,983
Santander US Debt,
Bank Gtd. Notes		3.72	1/20/15	420,000	[c]	426,536
SLM,
Sr. Unscd. Notes		4.63	9/25/17	200,000		209,035
SLM,
Sr. Unscd. Notes		5.50	1/25/23	200,000		201,198
SLM,
Sr. Unscd. Notes		6.00	1/25/17	320,000		348,000
SLM,
Sr. Unscd. Notes		8.45	6/15/18	75,000		88,445
State Bank India/London,
Sr. Unscd. Notes		3.25	4/18/18	230,000	[c,d]	230,888
Willis North America,
Gtd. Notes		6.20	3/28/17	170,000		194,656
ZFS Finance (USA) Trust V,
Jr. Sub. Cap. Secs		6.50	5/9/67	567,000	[b,c]	609,525
						11,521,458
Foreign/Governmental—18.6%
AHML Finance,
Unscd. Notes	RUB	7.75	2/13/18	5,000,000	[c]	163,566
Export Credit Bank of Turkey,
Sr. Unscd. Notes		5.38	11/4/16	350,000	[c]	381,500
Hungarian Export-Import Bank,
Gov’t Gtd. Notes		5.50	2/12/18	200,000	[c]	206,000
Iceland Government,
Unscd. Notes		4.88	6/16/16	900,000		959,891
Italian Government,
Bonds	EUR	4.75	6/1/17	415,000		593,511
New Zealand Government,
Sr. Unscd. Bonds, Ser. 1217	NZD	6.00	12/15/17	1,120,000		1,097,781
Nigerian Government,
Treasury Bills	NGN	0.00	8/22/13	33,600,000	[e]	205,530
Nigerian Government,
Treasury Bills, Ser. 364d	NGN	0.00	11/7/13	33,000,000	[e]	196,325

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental (continued)
Nigerian Government,
Treasury Bills, Ser. 364	NGN	0.00	12/19/13	34,000,000	[e]	200,503
Nigerian Government,
Treasury Bills, Ser. 364	NGN	0.00	1/9/14	74,000,000	[e]	434,619
Nigerian Government,
Treasury Bills	NGN	0.00	3/6/14	76,000,000	[e]	439,126
Petroleos de Venezuela,
Gtd. Notes		5.25	4/12/17	475,000		414,437
Petroleos de Venezuela,
Gtd. Notes		8.50	11/2/17	590,000	[c]	572,300
Petroleos Mexicanos,
Gtd. Notes		5.50	1/21/21	275,000		323,812
Portuguese Government,
Sr. Unscd. Bonds	EUR	4.45	6/15/18	335,000		439,149
Portuguese Government,
Sr. Unscd. Bonds	EUR	4.95	10/25/23	1,395,000		1,741,320
Russian Government,
Bonds	RUB	6.88	7/15/15	18,500,000		607,868
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	1,050,000		100,537
South African Government,
Bonds, Ser. R208	ZAR	6.75	3/31/21	4,500,000		523,972
Spanish Government,
Bonds	EUR	2.75	3/31/15	250,000		335,990
						9,937,737
Health Care—1.3%
Biomet,
Gtd. Notes		6.50	8/1/20	90,000	[c]	98,437
CHS/Community Health Systems,
Gtd. Notes		7.13	7/15/20	175,000		195,781
HCA,
Sr. Scd. Notes		7.25	9/15/20	185,000		205,581
Mylan,
Gtd. Notes		7.88	7/15/20	170,000	[c]	198,812
						698,611

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial—1.5%
Brookfield
Residential Properties,
Gtd. Notes		6.50	12/15/20	175,000	[c]	189,219
Owens Corning,
Gtd. Notes		4.20	12/15/22	255,000		269,563
Taylor Morrison Communities,
Gtd. Notes		5.25	4/15/21	90,000	[c]	92,250
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	100,000	[c]	112,750
Techem Energy Metering
Service & Co., Gtd. Notes	EUR	7.88	10/1/20	100,000	[c]	143,877
						807,659
Information Technology—1.0%
Fidelity National
Information Services,
Gtd. Notes		3.50	4/15/23	150,000		152,044
First Data,
Gtd. Notes		10.63	6/15/21	130,000	[c]	134,388
First Data,
Sr. Scd. Notes		6.75	11/1/20	65,000	[c]	70,037
Hewlett-Packard,
Sr. Unscd. Notes		4.30	6/1/21	165,000		167,245
						523,714
Materials—3.6%
ArcelorMittal,
Sr. Unscd. Notes		4.25	3/1/16	480,000	[b]	498,331
Ardagh Packaging Finance,
Sr. Unscd. Notes		7.00	11/15/20	200,000	[c]	212,000
Barrick Gold,
Sr. Unscd. Notes		2.50	5/1/18	160,000	[c]	160,952
Barrick Gold,
Sr. Unscd. Notes		4.10	5/1/23	270,000	[c]	271,101
FMG Resources
(August 2006),
Gtd. Notes		6.88	4/1/22	220,000	[c]	236,775

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	[a]	Value ($)
Materials (continued)
Freeport-McMoran C & G,
Sr. Unscd. Notes		3.88	3/15/23	450,000	[c]	454,500
Severstal OAO
Via Steel Capital,
Sr. Unscd. Notes		6.70	10/25/17	100,000	[c]	108,125
						1,941,784
Municipal Bonds—.3%
Jefferson County,
Limited Obligation
School Warrants		5.25	1/1/14	150,000		150,303
Residential Mortgage
Pass-Through Ctfs.—.9%
Countrywide
Alternative Loan Trust,
Ser. 2004-4CB, Cl. 1A5		5.50	4/25/34	228,908		234,940
Credit Suisse First Boston
Mortgage Securities,
Ser. 2005-6, Cl. 1A2		0.47	7/25/35	75,260	[b]	63,868
Paragon Mortgages,
Ser. 14A, Cl. A2C		0.48	9/15/39	220,246	[b,c]	193,532
						492,340
Telecommunication
Services—4.3%
CenturyLink,
Sr. Unscd. Notes, Ser. R		5.15	6/15/17	195,000		211,092
CenturyLink,
Sr. Unscd. Notes, Ser. V		5.63	4/1/20	175,000	[d]	187,106
Digicel Group,
Sr. Unscd. Notes		8.25	9/30/20	200,000	[c]	215,000
Intelsat Luxembourg,
Gtd. Notes		7.75	6/1/21	160,000	[c]	169,200
Lynx I,
Sr. Scd. Notes	GBP	6.00	4/15/21	120,000	[c]	197,353

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Telecommunication
Services (continued)
Richland Towers Funding,
Sr. Scd. Notes	4.61	3/15/41	87,786	[c]	93,592
Richland Towers Funding,
Sr. Scd. Notes	7.87	3/15/41	100,000	[c]	108,365
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	150,000		167,218
Telefonica Emisiones,
Gtd. Notes	3.19	4/27/18	250,000		253,330
Telefonica Emisiones,
Gtd. Notes	5.46	2/16/21	305,000		336,932
UPCB Finance VI,
Sr. Scd. Notes	6.88	1/15/22	150,000	[c]	165,375
Wind Acquisition Finance,
Sr. Scd. Notes	6.50	4/30/20	200,000	[c]	210,250
					2,314,813
U.S. Government Agency/
Mortgage-Backed—1.0%
Government National
Mortgage Association I:
Ser. 2012-125 (Interest Only)
0.85%, 2/16/53			4,664,424	[b,f]	362,207
Ser. 2011-53 (Interest Only)
1.33%, 5/16/51			1,679,149	[b,f]	109,643
Ser. 2011-77 (Interest Only)
1.48%, 4/16/42			1,227,344	[b,f]	85,395
					557,245
U.S. Government Securities—13.6%
U.S. Treasury Notes;
0.25%, 2/28/14			7,275,000		7,283,243
Utilities—1.1%
Calpine,
Sr. Scd. Notes	7.25	10/15/17	190,000	[c]	202,113

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Utilities (continued)
Electricite de France,
Sub. Notes	5.25	1/29/49	180,000	[b,c]	181,399
Enel Finance International,
Gtd. Notes	6.25	9/15/17	100,000	[c]	112,857
NRG Energy,
Gtd. Notes	7.63	1/15/18	90,000		104,738
					601,107
Total Bonds and Notes
(cost $48,390,967)					49,897,148

Preferred Stocks—1.2%			Shares		Value ($)
Financial
General Electric Capital,
Non-Cum, Perpetual, Ser. B, $6.25			3,000	[b]	332,267
GMAC Capital Trust I,
Ser. 2, Cum. $2.03			11,250	[b]	308,138
Total Preferred Stocks
(cost $560,550)					640,405
			Face Amount
			Covered by
Options Purchased—1.1%			Contracts ($)		Value ($)
Call Options—.2%
Australian Dollar,
May 2013 @ $0.98			550,000	[g]	0
Canadian Dollar,
May 2013 @ $1.04			550,000	[g]	0
Euro,
May 2013 @ $1.24			550,000	[g]	0
Euro,
June 2013 @ $1.31			1,500,000	[g]	13,103
Euro,
October 2013 @ $1.31			1,500,000	[g]	30,865
3-Month USD LIBOR-BBA,
October 2013 @ $3.16			5,200,000	[g]	66,703

18

	Face Amount
	Covered by
Options Purchased (continued)	Contracts ($)		Value ($)
Call Options (continued)
10-Year U.S. Treasury Notes Week 1,
May 2013 @ $134.00	100,000	[g]	9,375
			120,046
Put Options—.9%
Euro,
October 2013 @ $1.31	1,500,000	[g]	42,774
3-Month USD LIBOR-BBA,
May 2013 @ $1.73	4,000,000	[g]	108
3-Month USD LIBOR-BBA,
May 2013 @ $1.73	8,029,197	[g]	226
3-Month USD LIBOR-BBA,
October 2013 @ $2.30	2,800,000	[g]	18,747
3-Month USD LIBOR-BBA,
March 2023 @ $4.50	6,320,000	[g]	386,620
10-Year USD LIBOR-BBA,
November 2015 @ $ 5.81	1,500,000	[g]	4,899
U.S. Treasury 10 Year Notes,
May 2013 @ $132.50	38,000	[g]	7,719
			461,093
Total Options
(cost $829,222)			581,139
	Principal
Short-Term Investments—.5%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 7/25/13
(cost $294,930)	295,000	[h]	294,967

Other Investment—2.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,531,731)	1,531,731	[i]	1,531,731

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,392,488)	1,392,488 [i]	1,392,488
Total Investments (cost $52,999,888)	101.7%	54,337,878
Liabilities, Less Cash and Receivables	(1.7%)	(914,848)
Net Assets	100.0%	53,423,030

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP—British Pound
NGN—Nigerian Naira
NZD—New Zeland Dollar
RUB—Russian Ruble
ZAR—South African Rand
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities were valued at $12,233,067 or 22.9% of net assets.
d Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was $1,355,743 and the value of the collateral held by the fund was $1,392,488.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Notional face amount shown.
g Non-income producing security.
h Held by or on behalf of a counterparty for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	41.2	Commercial Mortgage-Baked	3.5
Foreign/Governmental	18.6	Preferred Stocks	1.2
U.S. Government and		Options Purchased	1.1
Agency/Mortgage-Backed	14.6	Residental Mortgage-Backed	.9
Asset-Backed	14.3	Municipal Bonds	.3
Short-Term/
Money Market Investments	6.0		101.7

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES

April 30, 2013 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2013 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	7	1,544,375	June 2013	1,848
U.S. Treasury 10 Year Notes	28	3,734,062	June 2013	10,002
Financial Futures Short
Euro-Bobl	1	(166,897)	June 2013	(383)
Euro-Bond	15	(2,895,579)	June 2013	(32,627)
U.S. Treasury 5 Year Notes	78	(9,721,969)	June 2013	(46,810)
U.S. Treasury Long Bonds	21	(3,115,875)	June 2013	(83,080)
U.S. Treasury Ultra Long Bonds	6	(986,063)	June 2013	(18,430)
Gross Unrealized Appreciation				11,850
Gross Unrealized Depreciation				(181,330)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

April 30, 2013 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
3-Month USD LIBOR-BBA,
October 2013 @ $2.86	10,400,000	[a]	(65,135)
Put Options:
3-Month USD LIBOR-BBA,
March 2015 @ $3.75	6,320,000	[a]	(119,441)
U.S. Treasury 10 Year Notes,
May 2013 @ $129	99,000	[a]	(1,547)
U.S. Treasury 10 Year Notes,
May 2013 @ $131.50	38,000	[a]	(2,969)
Total Options Written
(premiums received $334,202)			(189,092)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,355,743)—Note 1(c):
Unaffiliated issuers		50,075,669	51,413,659
Affiliated issuers		2,924,219	2,924,219
Cash			588,827
Cash denominated in foreign currencies		221,731	222,975
Receivable for shares of Capital Stock subscribed			593,761
Dividends, Interests and securities lending income receivable			496,225
Receivable for investment securities sold			156,021
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			62,699
Unrealized appreciation on swap contracts—Note 4			26,914
Receivable for futures variation margin—Note 4			6,449
Prepaid expenses			18,529
			56,510,278
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			38,102
Liability for securities on loan—Note 1(c)			1,392,488
Payable for investment securities purchased			1,070,731
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			233,536
Outstanding options written, at value (premiums received
$334,202)—See Statement of Options Written—Note 4			189,092
Payable for shares of Capital Stock redeemed			93,640
Unrealized depreciation on swap contracts—Note 4			25,427
Accrued expenses			44,232
			3,087,248
Net Assets ($)			53,423,030
Composition of Net Assets ($):
Paid-in capital			50,892,549
Accumulated undistributed investment income—net			148,297
Accumulated net realized gain (loss) on investments			1,234,678
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($169,480) net unrealized (depreciation) on financial futures]			1,147,506
Net Assets ($)			53,423,030

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	33,892,381	5,958,831	13,571,818
Shares Outstanding	2,510,898	442,824	1,005,750
Net Asset Value Per Share ($)	13.50	13.46	13.49

See notes to financial statements.

22

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Interest	934,618
Dividends:
Unaffiliated issuers	18,613
Affiliated issuers	831
Income from securities lending—Note 1(c)	3,017
Total Income	957,079
Expenses:
Management fee—Note 3(a)	123,804
Shareholder servicing costs—Note 3(c)	51,687
Professional fees	36,363
Registration fees	22,923
Distribution fees—Note 3(b)	18,232
Prospectus and shareholders’ reports	10,107
Custodian fees—Note 3(c)	7,489
Directors’ fees and expenses—Note 3(d)	1,274
Loan commitment fees—Note 2	177
Miscellaneous	18,876
Total Expenses	290,932
Less—reduction in expenses due to undertaking—Note 3(a)	(57,693)
Less—reduction in fees due to earnings credits—Note 3(c)	(29)
Net Expenses	233,210
Investment Income—Net	723,869
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,074,057
Net realized gain (loss) on options transactions	128,386
Net realized gain (loss) on financial futures	(27,047)
Net realized gain (loss) on swap transactions	(105,158)
Net realized gain (loss) on forward foreign currency exchange contracts	271,000
Net Realized Gain (Loss)	1,341,238
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	363,985
Net unrealized appreciation (depreciation) on options transactions	(49,735)
Net unrealized appreciation (depreciation) on financial futures	(194,760)
Net unrealized appreciation (depreciation) on swap transactions	22,991
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(203,571)
Net Unrealized Appreciation (Depreciation)	(61,090)
Net Realized and Unrealized Gain (Loss) on Investments	1,280,148
Net Increase in Net Assets Resulting from Operations	2,004,017

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	723,869	1,249,034
Net realized gain (loss) on investments	1,341,238	743,561
Net unrealized appreciation
(depreciation) on investments	(61,090)	899,395
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,004,017	2,891,990
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(499,898)	(946,002)
Class C Shares	(72,775)	(130,588)
Class I Shares	(190,371)	(288,023)
Net realized gain on investments:
Class A Shares	(516,249)	(95,579)
Class C Shares	(92,019)	(16,934)
Class I Shares	(190,453)	(25,794)
Total Dividends	(1,561,765)	(1,502,920)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,965,987	5,318,064
Class C Shares	2,304,357	868,658
Class I Shares	5,794,857	2,592,186
Dividends reinvested:
Class A Shares	886,181	863,733
Class C Shares	102,741	94,468
Class I Shares	299,311	228,497
Cost of shares redeemed:
Class A Shares	(3,074,877)	(10,012,530)
Class C Shares	(777,604)	(1,602,513)
Class I Shares	(956,212)	(1,879,729)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	15,544,741	(3,529,166)
Total Increase (Decrease) in Net Assets	15,986,993	(2,140,096)
Net Assets ($):
Beginning of Period	37,436,037	39,576,133
End of Period	53,423,030	37,436,037
Undistributed investment income—net	148,297	187,472

24

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Capital Share Transactions:
Class A
Shares sold	818,196	409,713
Shares issued for dividends reinvested	66,834	67,548
Shares redeemed	(229,825)	(781,955)
Net Increase (Decrease) in Shares Outstanding	655,205	(304,694)
Class C
Shares sold	172,512	67,135
Shares issued for dividends reinvested	7,770	7,425
Shares redeemed	(58,123)	(124,875)
Net Increase (Decrease) in Shares Outstanding	122,159	(50,315)
Class I
Shares sold	432,509	198,752
Shares issued for dividends reinvested	22,588	17,835
Shares redeemed	(71,929)	(146,700)
Net Increase (Decrease) in Shares Outstanding	383,168	69,887

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	13.38		12.84	13.44	12.36	10.06	12.62
Investment Operations:
Investment income—net[a]	.23		.46	.51	.67	.68	.73
Net realized and unrealized
gain (loss) on investments	.42		.64	(.54)	.98	2.23	(2.40)
Total from Investment Operations	.65		1.10	(.03)	1.65	2.91	(1.67)
Distributions:
Dividends from
investment income—net	(.26)		(.51)	(.57)	(.57)	(.61)	(.73)
Dividends from net realized
gain on investments	(.27)		(.05)	—	—	—	(.16)
Total Distributions	(.53)		(.56)	(.57)	(.57)	(.61)	(.89)
Net asset value, end of period	13.50		13.38	12.84	13.44	12.36	10.06
Total Return (%)[b]	4.96	[c]	8.85	(.24)	13.67	30.10	(14.21)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.38	[d]	1.51	1.44	1.41	1.53	1.78
Ratio of net expenses
to average net assets	1.10	[d]	1.10	1.10	1.10	1.10	1.09
Ratio of net investment income
to average net assets	3.55	[d]	3.58	3.88	5.27	6.25	6.24
Portfolio Turnover Rate	87.27	[c]	267.60	309.54 [e]	172.20	133.04 [e]	265.85 [e]
Net Assets, end of period
($ x 1,000)	33,892		24,830	27,735	29,926	24,420	18,947

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011, 2009 and 2008, were 303.56%, 123.39% and 178.23%, respectively.

See notes to financial statements.

26

Six Months Ended
April 30, 2013				Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	13.34		12.79	13.39	12.31	10.02	12.59
Investment Operations:
Investment income—net[a]	.18		.36	.42	.59	.61	.64
Net realized and unrealized
gain (loss) on investments	.42		.64	(.55)	.96	2.22	(2.41)
Total from Investment Operations	.60		1.00	(.13)	1.55	2.83	(1.77)
Distributions:
Dividends from
investment income—net	(.21)		(.40)	(.47)	(.47)	(.54)	(.64)
Dividends from net realized
gain on investments	(.27)		(.05)	—	—	—	(.16)
Total Distributions	(.48)		(.45)	(.47)	(.47)	(.54)	(.80)
Net asset value, end of period	13.46		13.34	12.79	13.39	12.31	10.02
Total Return (%)[b]	4.57	[c]	8.08	(1.00)	12.81	29.19	(14.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.18	[d]	2.30	2.22	2.20	2.28	2.62
Ratio of net expenses
to average net assets	1.85	[d]	1.85	1.85	1.85	1.85	1.84
Ratio of net investment income
to average net assets	2.78	[d]	2.84	3.15	4.57	5.57	5.48
Portfolio Turnover Rate	87.27	[c]	267.60	309.54 [e]	172.20	133.04 [e]	265.85 [e]
Net Assets, end of period
($ x 1,000)	5,959		4,277	4,746	5,295	5,010	1,430

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011, 2009 and 2008, were 303.56%, 123.39% and 178.23%, respectively.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	13.38		12.84	13.44	12.36	10.06	12.62
Investment Operations:
Investment income—net[a]	.25		.49	.51	.72	.71	.76
Net realized and unrealized
gain (loss) on investments	.40		.64	(.50)	.96	2.24	(2.41)
Total from Investment Operations	.65		1.13	.01	1.68	2.95	(1.65)
Distributions:
Dividends from
investment income—net	(.27)		(.54)	(.61)	(.60)	(.65)	(.75)
Dividends from net realized
gain on investments	(.27)		(.05)	—	—	—	(.16)
Total Distributions	(.54)		(.59)	(.61)	(.60)	(.65)	(.91)
Net asset value, end of period	13.49		13.38	12.84	13.44	12.36	10.06
Total Return (%)	5.10	[b]	9.13	.03	13.99	30.50	(14.06)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	[c]	1.20	1.23	1.16	1.25	1.54
Ratio of net expenses
to average net assets	.85	[c]	.85	.85	.85	.85	.84
Ratio of net investment income
to average net assets	3.76	[c]	3.83	3.87	5.54	6.51	6.49
Portfolio Turnover Rate	87.27	[b]	267.60	309.54 [d]	172.20	133.04 [d]	265.85 [d]
Net Assets, end of period
($ x 1,000)	13,572		8,329	7,095	1,469	766	521

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011, 2009 and 2008, were 303.56%, 123.39% and 178.23% , respectively.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective seeks to maximize total return through capital appreciation and income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On April 24-25, 2013, the Company’s Board of Directors (the “Board”) authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, Class Y shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a Distribution and/or Shareholder Services Plan fee. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

30

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as deter-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such

32

securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	7,597,213	—	7,597,213
Commercial
Mortgage-Backed	—	1,840,406	—	1,840,406
Corporate Bonds†	—	22,038,661	—	22,038,661
Foreign Government	—	9,937,737	—	9,937,737
Municipal Bonds	—	150,303	—	150,303
Mutual Funds	2,924,219	—	—	2,924,219
Preferred Stocks†	—	640,405	—	640,405
Residential
Mortgage-Backed	—	492,340	—	492,340
U.S. Government
Agency/
Mortgage-Backed	—	557,245	—	557,245
U.S. Treasury	—	7,578,210	—	7,578,210

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Other Financial
Instruments:
Financial Futures††	11,850	—	—	11,850
Forward Foreign
Currency Exchange
Contracts††	—	62,699	—	62,699
Options Purchased	17,094	564,045	—	581,139
Swaps††	—	26,914	—	26,914
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(181,330)	—	—	(181,330)
Forward Foreign
Currency Exchange
Contracts††	—	(233,536)	—	(233,536)
Options Written	(4,516)	(184,576)	—	(189,092)
Swaps††	—	(25,427)	—	(25,427)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

34

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investment.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013,The Bank of New York Mellon earned $1,625 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales ($)	4/30/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	520,815	27,307,523	26,296,607	1,531,731	2.9
Dreyfus
Institutional
Cash
Advantage
Fund	952,800	8,045,584	7,605,896	1,392,488	2.6
Total	1,473,615	35,353,107	33,902,503	2,924,219	5.5

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

36

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2013, the Board declared a cash dividend of $.028, $.020 and $.031 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on May 1, 2013 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2013.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $1,364,613 and long-term capital gains $138,307.The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, to waive receipt of its fees and/or assume the expenses of the fund, from November 1, 2012 through July 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and

38

extraordinary expenses) do not exceed .85% of the value of the average daily net assets of their class.The reduction in expenses, pursuant to the undertaking, amounted to $57,693 during the period ended April 30, 2013.

During the period ended April 30, 2013, the Distributor retained $927 from commissions earned on sales of the fund’s Class A shares and $279 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $18,232, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $33,366 and $6,077, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $5,282 for transfer agency services and $169 for cash management services. Cash management fees were partially offset by earnings credits of $29.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $7,489 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $98 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $24,600 , Distribution Plan fees $3,538, Shareholder Services Plan fees $7,598, custodian fees $5,000, Chief Compliance Officer fees $3,054 and transfer agency fees $1,696, which are offset against an expense reimbursement currently in effect in the amount of $7,384.

40

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended April 30, 2013, amounted to 49,045,078 and $34,911,938, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2013 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,4]	533,161	Interest rate risk[1,3,5]	(395,849)
Foreign exchange risk[2,6]	149,441	Foreign exchange risk[7]	(233,536)
Gross fair value of
derivatives contracts	682,602		(629,385)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are inluded in Investments in securities-Unaffiliated issuers, at value.
3	Outstanding options written, at value.
4	Unrealized appreciation on swap contracts.
5	Unrealized depreciation on swap contracts.
6	Unrealized appreciation on forward foreign currency exchange contracts.
7	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effective of derivative instruments in the Statement of Operation during the period ended April 30, 2013 is shown below

	Amount of realized gain (loss) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[8]	Transactions[9]	Contracts[10]	Transactions[11]	Total
Interest rate	(27,047)	94,031	—	(218)	66,766
Foreign exchange	—	34,355	271,000	—	305,355
Credit	—	—	—	(104,940)	(104,940)
Total	(27,047)	128,386	271,000	(105,158)	267,181

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[12]	Transactions[13]	Contracts[14]	Transactions[15]	Total
Interest rate	(194,760)	(8,041)	—	14,620	(188,181)
Foreign exchange	—	(41,694)	(203,571)	—	(245,265)
Credit	—	—	—	8,371	8,371
Total	(194,760)	(49,735)	(203,571)	22,991	(425,075)

Statement of Operations location:

8	Net realized gain (loss) on financial futures.
9	Net realized gain (loss) on options transactions.
[10] Net realized gain (loss) on forward foreign currency exchange contracts.
[11] Net realized gain (loss) on swap transactions.
[12] Net unrealized appreciation (depreciation) on financial futures.
[13] Net unrealized appreciation (depreciation) on options transactions.
[14] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[15] Net unrealized appreciation (depreciation) on swap transactions.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund

42

recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at April 30, 2013 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended April 30, 2013:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2012	144,000	59,968
Contracts written	57,669,505	518,493
Contracts terminated:
Contracts closed	26,376,505	173,522	61,636	111,886
Contracts expired	14,580,000	70,737	—	70,737
Total contracts
terminated	40,956,505	244,259	61,636	182,623
Contracts outstanding
April 30, 2013	16,857,000	334,202

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract

44

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at April 30, 2013.

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring
5/31/2013[a]	455,000	467,349	470,529	3,180
Brazilian Real,
Expiring
6/4/2013[b]	1,100,000	542,968	547,461	4,493
Euro,
Expiring
5/31/2013[c]	140,000	182,277	184,411	2,134
Indian Rupee,
Expiring
5/31/2013[d]	52,000,000	951,684	959,225	7,541
Norewegian Krone,
Expiring
5/31/2013[b]	16,470,000	2,811,413	2,852,667	41,254
Russian Ruble,
Expiring
5/31/2013[e]	7,400,000	232,269	236,366	4,097
Sales:		Proceeds ($)
British Pound,
Expiring:
5/31/2013[e]	680,000	1,053,806	1,056,058	(2,252)
5/31/2013[f]	280,000	432,231	434,848	(2,617)
Euro,
Expiring:
5/31/2013[b]	1,195,000	1,554,958	1,574,078	(19,120)
5/31/2013[g]	865,000	1,125,428	1,139,395	(13,967)
5/31/2013[h]	1,360,000	1,768,857	1,791,419	(22,562)
5/31/2013[i]	1,370,000	1,781,698	1,804,591	(22,893)

The Fund 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring:
5/31/2013[a]	207,255,000	2,086,361	2,126,349	(39,988)
5/31/2013[e]	148,350,000	1,492,950	1,522,008	(29,058)
New Zealand Dollar,
Expiring
5/31/2013[h]	3,130,000	2,660,625	2,676,735	(16,110)
Russian Ruble,
Expiring
5/31/2013[j]	7,400,000	235,560	236,366	(806)
South African Rand,
Expiring
5/31/2013[a]	5,850,000	631,922	649,109	(17,187)
South Korean Won,
Expiring
5/31/2013[j]	850,000,000	757,454	770,911	(13,457)
Swedish Krona
Expiring
5/31/2013[b]	11,580,000	1,751,965	1,785,484	(33,519)
Gross Unrealized
Appreciation				62,699
Gross Unrealized
Depreciation				(233,536)

Counterparties:
a	Goldman Sachs
b	Morgan Stanley
c	UBS
d	Deutsche Bank
e	Barclays Bank
f	Commonwealth Bank of Australia
g	Royal Bank of Scotland
h	Citigroup
i	Credit Suisse First Boston
j	JPMorgan & Chase Co.

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed

46

income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.

The fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral

The Fund 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at April 30, 2013:

Notional	Reference		(Pay) Receive		Unrealized
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration		Appreciation ($)

1,960,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.05	1/31/2015	2,813
980,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.05	2/1/2015	1,374
980,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.04	2/1/2015	1,254
980,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.03	2/1/2015	1,214
3,300,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.04	2/5/2015	4,235
3,670,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.04	2/5/2015	4,710
3,600,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.02	2/8/2015	8,600
1,100,000	NZD—6 Month	J.P. Morgan
	LIBOR	Chase	3.03	2/8/2015	2,714
Gross Unrealized
Appreciation					26,914

The following summarizes open forward rate agreement interest rate swaps entered into by the fund at April 30, 2013.

			Base
Notional		Reference	Index	Determination	Unrealized
Amount ($)	Counterparty	Index	Value (%)	Date	(Depreciation)($)
4,000,000	Barclays	Forward	2.92	5/15/2013	(25,427)
		Rate Agreement,
		USD-LIBOR-BBA[a]

a The fund will receive a payment from the counterparty if the value of the reference index is less than the base index value on the determination date.The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its

48

exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At April 30, 2013, there were no credit default swap agreements outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2013:

Average Market Value ($)
Interest rate financial futures	20,314,493
Interest rate options contracts	313,919
Foreign currency options contracts	54,314
Forward contracts	14,008,215

The following summarizes the average notional value of swap contracts outstanding during the period ended April 30, 2013:

Average Notional Value ($)
Interest rate swap contracts	18,582,254
Credit default swap contracts	1,177,143

At April 30, 2013, accumulated net unrealized appreciation on investments was $1,337,990, consisting of $1,649,155 gross unrealized appreciation and $311,165 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

50

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one- and five-year periods when the fund’s total return performance was above and at the Performance Group median, respectively. The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for five of the six one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Dreyfus representatives noted that the fund’s total return performance for the calendar years 2012, 2010 and 2009 outperformed the fund’s benchmark index but noted that the fund had underperformed the index in 2011. Dreyfus representatives reminded the Board that, effective October 2010, the Board had approved proposals to change: 1) the portfolio managers of the fund; 2) the fund’s name and investment

52

objectives and policies designed to make the fund more of an “opportunistic” fixed income fund; and 3) the range of fund assets that the fund normally allocates to various sectors of the fixed income market.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2013, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) did not exceed 0.85% of the fund’s average daily net assets. Dreyfus representatives informed the Board that the expense limitation would be extended until March 1, 2014.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

54

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  Although the Board was satisfied with the fund’s improved one-year relative performance, the Board agreed to continue to closely mon- itor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund;

The Fund 55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

56

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

By: /s/James Windels
James Windels, Treasurer
Date:	June 17, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)